                                                                 Note Trust Deed

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                            THE BANK OF NEW YORK
                                                                  (Note Trustee)

                                                            THE BANK OF NEW YORK
                                                        (Principal Paying Agent)

                                                            THE BANK OF NEW YORK
                                                             (Calculation Agent)

                                                                    P.T. LIMITED
                                                              (Security Trustee)

                                                          Allens Arthur Robinson
                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                                 Sydney NSW 2000
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2006

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CROSS REFERENCE TABLE(1)
--------------------------------------------------------------------------------

TRUST INDENTURE ACT SECTION                         CLAUSE
--------------------------------------------------------------------------------

310    (a)(1)                                       23.6
       (a)(2)                                       23.6(b)
       (a)(3)                                       23.6
       (a)(4)                                       22.2(b)
       (a)(5)                                       NA(2)
       (b)                                          23.6
       (c)                                          NA
--------------------------------------------------------------------------------

311    (a)                                          13.1
       (b)                                          13.1
       (c)                                          NA
--------------------------------------------------------------------------------

312    (a)                                          35.1, 35.2(a)
       (b)                                          35.2(b)
       (c)                                          35.2(c)
--------------------------------------------------------------------------------

313    (a)                                          35.3
       (b)(1)                                       35.3
       (b)(2)                                       NA
       (c)                                          35.4
       (d)                                          35.3
--------------------------------------------------------------------------------

314    (a)(1)                                       35.5
       (a)(2)                                       35.5
       (a)(3)                                       35.5
       (a)(4)                                       11(j)
       (b)                                          11(l)
       (c)                                          36.1(a)
       (d)                                          36.1(b)
       (e)                                          36.1(c)
       (f)                                          36.1(a)
--------------------------------------------------------------------------------

315    (a)                                          13.2(b)
       (b)                                          13.4
       (c)                                          13.2(a)
       (d)                                          13.2(c), (d)
       (e)                                          36.2
--------------------------------------------------------------------------------

316    (a)(1)                                       36.3
       (a)(2)                                       37.2(b)
       (b)                                          36.4, 37.2(a)
--------------------------------------------------------------------------------

317    (a)(1)                                       6.1
       (a)(2)                                       NA
--------------------------------------------------------------------------------

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       (b)                                          2.5
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318    (a)                                          36.5
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NOTES:

1.    This Cross Reference Table shall not, for any purpose, be deemed to be part of this deed.

2.    NA means not applicable.

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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                               2
         1.1      Definitions and Interpretation                                                      2
         1.2      Definitions in Master Trust Deed, Supplementary Terms Notice and Conditions         4
         1.3      Incorporation by reference                                                          4
         1.4      Interpretation                                                                      5
         1.5      Determination, statement and certificate sufficient evidence                        5
         1.6      Document or agreement                                                               5
         1.7      Transaction Document                                                                5
         1.8      Trustee as trustee                                                                  5
         1.9      Knowledge of Trustee                                                                6
         1.10     Knowledge of the Note Trustee                                                       6
         1.11     Appointment of the Note Trustee                                                     6
         1.12     Obligations of the Trustee                                                          6
         1.13     Opinion of Counsel                                                                  6

2.       PAYMENTS ON NOTES                                                                            7
         2.1      Principal amount                                                                    7
         2.2      Covenant to repay                                                                   7
         2.3      Deemed payment                                                                      8
         2.4      Following Event of Default                                                          8
         2.5      Requirements for Paying Agents                                                      9
         2.6      Certification                                                                       9

3.       FORM OF, ISSUE OF AND DUTIES AND TAXES ON, NOTES                                             9
         3.1      Issue of Book-Entry Notes                                                           9
         3.2      Form of Book-Entry Notes                                                            9
         3.3      Definitive Class A-1 Notes                                                         11
         3.4      Definitive Class A-2 Notes                                                         12
         3.5      Notice of Exchange Events                                                          13
         3.6      Stamp and Other Taxes                                                              13
         3.7      Indemnity for non-issue                                                            14
         3.8      Note Registers and Note Registrars                                                 14
         3.9      Transfer and Exchange of Book Entry Notes                                          15
         3.10     Restrictions on Transfer and Exchange of Book Entry Notes                          15

4.       COVENANT OF COMPLIANCE                                                                      15

5.       CANCELLATION OF OFFSHORE NOTES                                                              16
         5.1      Cancellation of Offshore Notes                                                     16
         5.2      Records                                                                            16

6.       ENFORCEMENT                                                                                 16
         6.1      Actions following Event of Default                                                 16
         6.2      Evidence of default                                                                17
         6.3      Overdue interest                                                                   17
         6.4      Restrictions on enforcement                                                        17
         6.5      Action by Offshore Noteholders                                                     18

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7.       PROCEEDINGS                                                                                 18
         7.1      Acting only on direction                                                           18
         7.2      Security Trustee acting                                                            19
         7.3      Note Trustee alone entitled to act                                                 19
         7.4      Available amounts                                                                  19
         7.5      No liability                                                                       20

8.       NOTICE OF PAYMENT                                                                           20

9.       INVESTMENT BY NOTE TRUSTEE                                                                  20

10.      PARTIAL PAYMENTS                                                                            20

11.      COVENANTS BY THE TRUSTEE AND MANAGER                                                        20

12.      REMUNERATION OF NOTE TRUSTEE                                                                24
         12.1     Fee                                                                                24
         12.2     Additional Remuneration                                                            24
         12.3     Costs, expenses                                                                    24
         12.4     Overdue rate                                                                       25
         12.5     Continuing obligation                                                              25

13.      NOTE TRUSTEE                                                                                25
         13.1     Preferential Collection of Claims Against Trustee                                  25
         13.2     Duties of Note Trustee                                                             25
         13.3     Rights and limited responsibilities of Note Trustee                                26
         13.4     Notice of Defaults                                                                 33

14.      NOTE TRUSTEE'S LIABILITY                                                                    34

15.      DELEGATION BY NOTE TRUSTEE                                                                  34

16.      EMPLOYMENT OF AGENT BY NOTE TRUSTEE                                                         34

17.      NOTE TRUSTEE CONTRACTING WITH TRUSTEE                                                       35

18.      WAIVER                                                                                      35

19.      AMENDMENT                                                                                   36
         19.1     Approval                                                                           36
         19.2     Extraordinary Resolution of Offshore Noteholders                                   36
         19.3     Distribution of amendments                                                         37
         19.4     Amendments binding                                                                 37
         19.5     Conformity with TIA                                                                37

20.      OFFSHORE NOTEHOLDERS                                                                        37
         20.1     Absolute Owner                                                                     37
         20.2     Clearing Agency Certificate                                                        38

21.      CURRENCY INDEMNITY                                                                          39

22.      NEW NOTE TRUSTEES                                                                           39
         22.1     Appointment by Trustee                                                             39
         22.2     Appointment by Note Trustee                                                        40
         22.3     Notice                                                                             40

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23.      NOTE TRUSTEE'S RETIREMENT AND REMOVAL                                                       41
         23.1     Removal by Trustee                                                                 41
         23.2     Removal by Offshore Noteholders                                                    41
         23.3     Resignation                                                                        41
         23.4     Trust Corporation                                                                  42
         23.5     Successor to Note Trustee                                                          42
         23.6     Eligibility; Disqualification                                                      43

24.      NOTE TRUSTEE'S POWERS ADDITIONAL                                                            43

25.      SEVERABILITY OF PROVISIONS                                                                  43

26.      NOTICES                                                                                     43
         26.1     General                                                                            43
         26.2     Details                                                                            44

27.      GOVERNING LAW AND JURISDICTION                                                              45

28.      COUNTERPARTS                                                                                46

29.      LIMITED RECOURSE                                                                            46
         29.1     General                                                                            46
         29.2     Liability of Trustee limited to its right to indemnity                             46
         29.3     Unrestricted remedies                                                              47
         29.4     Restricted remedies                                                                47

30.      SUCCESSOR TRUSTEE                                                                           47

31.      REIMBURSEMENT FOR THE COST OF INDEPENDENT ADVICE                                            48

32.      NO LIABILITY                                                                                48

33.      INFORMATION MEMORANDUM                                                                      48

34.      NOTE TRUSTEE'S LIMITED LIABILITY                                                            49
         34.1     Reliance on certificate                                                            49
         34.2     Note Trustee's reliance on Manager, Security Trustee, Trustee or Servicer          49
         34.3     Compliance with laws                                                               50
         34.4     Reliance on experts                                                                50
         34.5     Oversights of others                                                               50
         34.6     Powers, authorities and discretions                                                50
         34.7     Impossibility or impracticability                                                  50
         34.8     Legal and other proceedings                                                        51
         34.9     No liability except for negligence etc.                                            51
         34.10    Further limitations on Note Trustee's liability                                    52
         34.11    Conflicts                                                                          53
         34.12    Information                                                                        53
         34.13    Investigation by Note Trustee                                                      54

35.      NOTEHOLDERS' LISTS AND REPORTS                                                              54
         35.1     Provision of information                                                           54
         35.2     Preservation of Information; Communications to Noteholders                         54
         35.3     Reports by Note Trustee                                                            55
         35.4     Notices to Offshore Noteholders; Waiver                                            55

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         35.5     Reports by Trustee                                                                 55

36.      TRUST INDENTURE ACT - MISCELLANEOUS                                                         56
         36.1     Compliance Certificates and Opinions, etc                                          56
         36.2     Undertaking for Costs                                                              57
         36.3     Exclusion of section 316                                                           58
         36.4     Unconditional Rights of Offshore Noteholders to Receive Principal and Interest     58
         36.5     Conflict with Trust Indenture Act                                                  58

37.      CONSENT OF OFFSHORE NOTEHOLDERS                                                             58
         37.1     General                                                                            58
         37.2     Special Written Approvals                                                          59
         37.3     Requirement for writing                                                            60
         37.4     No conflict between actions of Offshore Noteholders                                60

38.      DOCUMENTS                                                                                   60

39.      KNOW YOUR CUSTOMER                                                                          60

40.      ANTI-MONEY LAUNDERING                                                                       61

SCHEDULE 1                                                                                           65
         Form of Class A-1 Book-Entry Note                                                           65
         Assignment                                                                                  69

SCHEDULE 2                                                                                           70
         Terms and Conditions of the Class A-1 Notes                                                 70

SCHEDULE 3                                                                                           94
         Form of Class A-2 Book-Entry Note                                                           94
         Assignment                                                                                  98

SCHEDULE 4                                                                                           99
         Terms and Conditions of the Class A-2 Notes                                                 99

SCHEDULE 5                                                                                          121
         Information to be contained in Noteholder's Report                                         121

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DATE               19 September                       2006

---------

PARTIES

---------

    1.   PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841)
         incorporated in Australia and registered in Victoria of Level 12 Angel
         Place, 123 Pitt Street, Sydney, New South Wales 2000 in its capacity as trustee of the Crusade Global Trust No. 2 of 2006 (the TRUSTEE);

    2.   CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in
         Australia and registered in New South Wales of 4-16 Montgomery Street,
         Kogarah, New South Wales 2217 as Manager of the Crusade Global Trust
         No. 2 of 2006 (the MANAGER);

    3.   THE BANK OF NEW YORK acting through its office at 101 Barclay Street,
         Floor 21 West, New York, New York 10286, United States of America (the
         NOTE TRUSTEE), which expression shall, wherever the context requires, include any other person or company for the time being a trustee under this deed or trustees of this deed;

    4.   THE BANK OF NEW YORK acting through its office at 101 Barclay Street,
         Floor 21 West, New York, New York 10286, United States of America as
         principal paying agent for the Class A-1 Notes described below and acting through its office at 48th Floor, 1 Canada Square, London E14
         5AL, United Kingdom, as principal paying agent for the Class A-2 Notes described below (together the PRINCIPAL PAYING AGENT), which expression shall wherever the context requires, include any successor principal paying agent from time to time appointed under the Agency Agreement;

    5.   THE BANK OF NEW YORK acting through its office at 48th Floor, 1 Canada
         Square, London E14 5AL, United Kingdom (the CALCULATION AGENT), which expression shall wherever the context requires, include any successor calculation agent from time to time appointed under the Agency
         Agreement;

    6.   P.T. LIMITED (ABN 67 004 454 666) incorporated in Australia and registered in Victoria of Level 12 Angel Place, 123 Pitt Street,
         Sydney, NSW 2000 in its capacity as security trustee (the SECURITY
         TRUSTEE)

RECITALS

---------

    A    The Trustee has resolved at the direction of the Manager to issue
         US$1,200,000,000 of Class A-1 Notes due November 2037 (the CLASS A-1
         NOTES), (euro)450,000,000 of Class A-2 Notes due November 2037 (the
         CLASS A-2 NOTES and together with the Class A-1 Notes, the OFFSHORE
         NOTES),

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         A$600,000,000 of Class A-3 Notes due November 2037, A$53,200,000 of
         Class B Notes due November 2037 and A$24,300,000 of Class C Notes due
         November 2037 (together those A$ denominated Notes being the A$ NOTES).
         The Offshore Notes are to be constituted and secured in the manner provided in this deed and the other Transaction Documents.

    B    The Note Trustee has agreed to act as trustee for the Offshore
         Noteholders under this deed.

--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.      DEFINITIONS AND INTERPRETATION

--------------------------------------------------------------------------------

1.1     DEFINITIONS AND INTERPRETATION

        The following definitions apply unless the context requires otherwise.

        CLASS A NOTE OWNER means a Class A-1 Note Owner or a Class A-2 Note
        Owner (as applicable).

        CLASS A-1 NOTE OWNER means, with respect to a Class A-1 Book-Entry Note, the person who is the beneficial owner of such Class A-1 Book-Entry
        Note, as reflected on the books of the Clearing Agency, or on the books of the person maintaining an account with such Clearing Agency (directly as Clearing Agency Participant or as an indirect participant) in each case in accordance with the rules of such Clearing Agency.

        CLASS A-2 NOTE OWNER means, with respect to a Class A-2 Book-Entry Note, the person who is the beneficial owner of such Class A-2 Book-Entry
        Note, as reflected on the books of the Clearing Agency, or on the books of the person maintaining an account with such Clearing Agency (directly as Clearing Agency Participant or as an indirect participant) in each case in accordance with the rules of such Clearing Agency.

        CLEARING AGENCY PARTICIPANT means a broker, dealer, bank, other financial institution or other person for whom from time to time a
        Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

        CORPORATE TRUST OFFICE means the office of the Note Trustee at which at any particular time its corporate trust business is administered, which at the date of the execution of this deed is 101 Barclay Street, Floor
        21 West, New York 10286, United States of America, or at such other address as the Note Trustee may designate by notice to the Manager, the
        Offshore Noteholders and the Trustee or the principal corporate trust office of any successor Note Trustee.

        EVENT OF DEFAULT means, in respect of an Offshore Note, any of the events described in the relevant Condition 9.

        EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended.

        EXTRAORDINARY RESOLUTION has the meaning given in clause 19.2.

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        INDEPENDENT means, in relation to a person, that the person:

        (a)     is independent of the Trustee, the Manager, the Servicer, any
                Approved Seller and any of their Associates;

        (b)     does not have any direct financial interest or any material indirect financial interest (other than less than 5% of the outstanding amount of any publicly traded security) in any person referred to in paragraph (a); and

        (c)     is not an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions of any person referred to in paragraph (a).

        INDEPENDENT CERTIFICATE means, in relation to any person, a certificate or opinion from that person where that person must be Independent, which opinion or certificate states that the signer has read the definition of
        INDEPENDENT in this deed and that the signer is Independent within the meaning of that definition.

        NOTE DEPOSITORY AGREEMENT means the agreement among the Trustee, the
        Principal Paying Agent and The Depository Trust Company, as the initial
        Clearing Agency, dated as of the Closing Date, relating to the Class A-1
        Notes, as the same may be amended or supplemented from time to time.

        NOTEHOLDERS REPORT means the report to be delivered by the Manager, on behalf of the Trustee, in accordance with clause 11(n)(i) containing the information set out in Schedule 5.

        OFFICER'S CERTIFICATE means a certificate signed by any Authorised
        Signatory of the Trustee or the Manager on behalf of the Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of section 314 of the TIA.

        OPINION OF COUNSEL means one or more written opinions of legal counsel who may, except as otherwise expressly provided in this deed, be employees of or counsel to the Trustee or the Manager on behalf of the
        Trustee and who shall be satisfactory to the Trustee or the Note
        Trustee, as applicable, and which opinion or opinions shall be addressed to the Trustee or the Note Trustee, as applicable, and shall be in form and substance satisfactory to the Trustee and the Note Trustee, as applicable.

        PAYING AGENT means any institution appointed as a Paying Agent by the
        Trustee under the Agency Agreement.

        RESPONSIBLE OFFICER means, with respect to the Note Trustee, any of its officers, including any Vice President, Assistant Vice President or any
        other of its officers customarily performing functions similar to those performed by any of them and, with respect to a particular matter, any other officer in the Corporate Trust Department to whom such matter is referred because of such officer's knowledge of, and familiarity with, the particular subject.

        STATUTE means legislation now or hereafter in force of the Parliament of the Commonwealth of Australia or of any State or Territory thereof or of any legislative body of any other country or political subdivision thereof and any rule, regulation, ordinance, by-law, statutory instrument, order or notice now or hereafter made under such legislation.

        SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or about the date of this deed between the Trustee, the Manager, the
        Note Trustee, the Security Trustee, St.George and the Custodian.

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        TIA means the United States Trust Indenture Act of 1939, as amended.

        TRUST ACCOUNT means the Collection Account, the US$ Account, the Euro
        Account or any other account maintained by or on behalf of the Trustee in relation to the Trust.

        TRUST CORPORATION means:

        (a)     a corporation with the power and authority to act as a trustee in relation to the Note Trust at law or pursuant to legislation applicable to trustees in any relevant jurisdiction; and

        (b)     any person eligible for appointment as a trustee under an
                indenture to be qualified pursuant to the TIA, as set forth in
                Section 310 of the TIA,

        which shall include The Bank of New York for so long as it complies with such legislation.

1.2     DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE AND
        CONDITIONS

        (a)     Words and expressions which are defined in the Master Trust Deed
                (as amended by the Supplementary Terms Notice), the
                Supplementary Terms Notice and the relevant Conditions
                (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

        (b)     If a definition in any of the documents in paragraph (a) above is inconsistent with any of the other documents in paragraph
                (a), the definitions will prevail in the following order:

                (i)     definitions in this deed;

                (ii)    definitions in the Supplementary Terms Notice;

                (iii)   definitions in the Master Trust Deed;

                (iv)    definitions in the relevant Conditions.

        (c)     No change to the Master Trust Deed or any other document
                (including the order of payment set out in the Supplementary
                Terms Notice) after the date of this deed will change the
                meaning of terms used in this deed or adversely affect the rights of the Note Trustee or any Offshore Noteholder under this deed unless the Note Trustee (or the relevant Offshore
                Noteholders acting under clause 6.5, as the case may be) has agreed in writing to the changes under this deed.

1.3     INCORPORATION BY REFERENCE

        Where this deed refers to a provision of the TIA, the provision is incorporated by reference in and made part of this deed. The following terms used in the TIA have the following meaning in this deed.

        INDENTURE SECURITIES means the Class A-1 Notes.

        INDENTURE SECURITY HOLDER means a Class A-1 Noteholder.

        INDENTURE TO BE QUALIFIED means the Note Trust Deed.

        INDENTURE TRUSTEE or INSTITUTIONAL TRUSTEE means the Note Trustee.

        OBLIGOR on the indenture securities means the Trustee.

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        Any other term which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA by reference to another statute or defined by or in any rule of or issued by the
        Commission, will have the meaning assigned to them by such definitions.

1.4     INTERPRETATION

        Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

        (a)     a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

        (b)     an Event of Default SUBSISTS until it has been waived in writing by the Note Trustee;

        (c)     a reference to an amount for which a person is CONTINGENTLY
                LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

        (d)     all references to costs or charges or expenses include any GST, value added tax or similar tax charged or chargeable in respect of the charge or expense.

1.5     DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT EVIDENCE

        Except where otherwise provided in this deed any determination, statement or certificate by the Note Trustee or an Authorised Signatory of the Note Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified until proven wrong.

1.6     DOCUMENT OR AGREEMENT

        A reference to:

        (a)     an AGREEMENT includes a Security Interest, guarantee,
                undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

        (b)     a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

        A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.7     TRANSACTION DOCUMENT

        This deed is a TRANSACTION DOCUMENT for the purposes of the Master Trust
        Deed.

1.8     TRUSTEE AS TRUSTEE

        In this deed, except where provided to the contrary:

        (a)     a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity;
                and

        (b)     a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in paragraph (a) above.

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1.9     KNOWLEDGE OF TRUSTEE

        In relation to the Trust, the Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the
        Trustee who have day to day responsibility for the administration of the
        Trust.

1.10    KNOWLEDGE OF THE NOTE TRUSTEE

        In relation to the Trust, the Note Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the
        Note Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Note Trustee who have day to day responsibility for the administration of the Note Trust.

1.11    APPOINTMENT OF THE NOTE TRUSTEE

        The Note Trustee:

        (a)     is appointed to act as trustee on behalf of the Offshore
                Noteholders on the terms and conditions of this deed; and

        (b)     acknowledges and declares that it:

                (i)     holds the sum of US$10.00 received on the date of this
                        deed;

                (ii)    will hold the benefit of the obligations of the Trustee
                        under this deed; and

                (iii)   will hold the benefit of the covenant in clause 2.2, the
                        covenants in clause 11 and all other rights of the
                        Offshore Noteholders under the Offshore Notes,

        in each case, on trust for each Offshore Noteholder in accordance with the terms and conditions of this deed.

1.12    OBLIGATIONS OF THE TRUSTEE

        (a)     Where the Manager may act on behalf of the Trustee, failing action by the Manager in accordance with the relevant clause
                (including any requirement to take such action within a
                specified time) the reference to the Manager acting on behalf of the Trustee shall be construed as a reference to the Trustee.

        (b)     Without limiting the Trustee's obligations under paragraph (a), the Trustee shall not be liable for any act or omission by the
                Manager where it is acting or fails to act (as the case may be)
                on behalf of the Trustee under this deed.

        (c)     Where the Manager is empowered to act on behalf of the Trustee, the Manager undertakes to the Trustee that it will duly and punctually perform, on behalf of the Trustee, those obligations imposed on the Trustee in accordance with the terms of the relevant clause.

1.13    OPINION OF COUNSEL

        For the purposes of this deed, the Trustee and the Note Trustee may where necessary seek, and rely conclusively on, any Opinion of Counsel on any matters relating to or connected with the TIA. Where the Trustee or the Note Trustee elects to seek and has sought the Opinion of Counsel it shall not be required to take any action under this deed unless and until it has received such an Opinion of

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        Counsel. The cost of any such Opinion of Counsel will be an Expense of the Trustee in relation to the Trust.

2.      PAYMENTS ON NOTES

--------------------------------------------------------------------------------

2.1     PRINCIPAL AMOUNT

        (a)     The aggregate initial principal amount of the Class A-1 Notes is limited to US$1,200,000,000.

        (b)     The aggregate initial principal amount of the Class A-2 Notes is limited to (euro)450,000,000.

2.2     COVENANT TO REPAY

        (a)     The Trustee covenants with the Note Trustee that the Trustee will, in accordance with the terms of the Offshore Notes
                (including the relevant Conditions) and the Transaction
                Documents (and subject to the terms of the Transaction Documents and the relevant Conditions, including clause 29 of this deed and the relevant Condition 6) at the direction of the Manager on:

                (i)     the Final Maturity Date; or

                (ii)    each earlier date as the Offshore Notes, or any of them,
                        may become repayable (whether in full or in part),

                pay or procure to be paid unconditionally in accordance with this deed to or to the order of the Note Trustee:

                (iii)   in US$ in New York for immediate value the principal
                        amount of those Class A-1 Notes repayable, or in the
                        case of a partial payment of those Class A-1 Notes, the
                        principal amount payable, subject to and in accordance
                        with the terms of those Class A-1 Notes (including the
                        relevant Conditions); and

                (iv)    in Euros in London for immediate value the principal
                        amount of those Class A-2 Notes repayable, or in the
                        case of a partial payment of those Class A-2 Notes, the
                        principal amount payable, subject to and in accordance
                        with the terms of those Class A-2 Notes (including the
                        relevant Conditions).

        (b)     Subject to clause 2.3 and to the terms of the Offshore Notes
                (including the relevant Conditions and in particular the
                relevant Condition 6) and the Transaction Documents (including clause 29 of this deed), until any payment both before as well as after any judgment or other order of a court of competent jurisdiction, the Trustee shall, at the direction of the
                Manager, pay or procure to be paid unconditionally in accordance with this deed to or to the order of the Note Trustee:

                (i)     any interest on the Offshore Notes, at the respective
                        rates calculated from time to time, in accordance with
                        and on the dates provided for in the relevant
                        Conditions; and

                (ii)    principal payable on the Offshore Notes at the times and
                        in the amounts provided for in accordance with the
                        relevant Conditions.

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2.3     DEEMED PAYMENT

        Any payment of principal or interest in respect of any Offshore Notes to or to the account of the Principal Paying Agent in the manner provided in clause 3 of the Agency Agreement shall satisfy the covenant in relation to those Offshore Notes by the Trustee in this clause 2 to the extent of that payment, except to the extent that the Principal Paying
        Agent subsequently fails to pay that amount under those Offshore Notes in accordance with the terms of those Offshore Notes (including the relevant Conditions).

2.4     FOLLOWING EVENT OF DEFAULT

        At any time after an Event of Default in respect of the Offshore Notes has occurred, or at any time after Definitive Notes have not been issued when so required in accordance with the relevant Conditions, the Note
        Trustee may:

        (a)     by notice in writing to the Trustee, the Manager, the Principal
                Paying Agent, the other Paying Agents (if any) and the
                Calculation Agent and until such notice is withdrawn, require the Principal Paying Agent, the other Paying Agents and the
                Calculation Agent under the Agency Agreement either:

                (i)     (A)     to act as Principal Paying Agent and Paying
                                Agents and Calculation Agent respectively of the
                                Note Trustee in relation to payments to be made
                                by or on behalf of the Note Trustee under the
                                provisions of this deed on the terms of the
                                Agency Agreement except that the Note Trustee's
                                liability under any provisions of the Agency
                                Agreement for the indemnification of the Paying
                                Agents and Calculation Agent shall be limited to
                                any amount for the time being held by the Note
                                Trustee under the Note Trust and which is
                                available to be applied by the Note Trustee
                                under this deed; and

                        (B)     hold all Definitive Notes and all amounts,
                                documents and records held by them in respect of
                                the Offshore Notes on behalf of the Note
                                Trustee; or

                (ii)    to deliver up all Definitive Notes and all amounts,
                        documents and records held by them in respect of the
                        Offshore Notes to the Note Trustee or as the Note
                        Trustee shall direct in that notice, other than any
                        documents or records which the relevant Paying Agent or
                        Calculation Agent is obliged not to release by any law
                        or regulation; or

        (b)     by notice in writing to the Trustee require it to make all subsequent payments in respect of the Offshore Notes to the order of the Note Trustee and not to the Principal Paying Agent
                and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn, clause 2.3 shall not apply.

        The satisfaction by the Trustee of its payment obligations on each
        Payment Date under the Supplementary Terms Notice and the relevant
        Conditions to the Note Trustee in accordance with this paragraph (b)
        shall be a good discharge to the Note Trustee, to the extent of such payment.

        The Trustee shall not be liable for any act or omission or default of the Note Trustee during the period it is required to make payments in respect of the Offshore Notes to the Note Trustee under paragraph (b).

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2.5     REQUIREMENTS FOR PAYING AGENTS

        The Manager on behalf of the Trustee will cause each Paying Agent to execute and deliver to the Note Trustee an instrument in which that
        Paying Agent shall agree with the Note Trustee, subject to the provisions of this clause, that such Paying Agent shall:

        (a)     hold on trust for the Note Trustee and the Offshore Noteholders all sums held by that Paying Agent for the payment of principal and interest with respect to the Offshore Notes until all
                relevant sums are paid to the Note Trustee or the Offshore
                Noteholders or otherwise disposed of as provided in this deed;
                and

        (b)     immediately notify by facsimile the Note Trustee, the Trustee, the Security Trustee and the Manager if the full amount of any payment of principal or interest required to be made by the
                Supplementary Terms Notice and the relevant Conditions in
                respect of the Offshore Notes is not unconditionally received by it or to its order in accordance with the Agency Agreement.

2.6     CERTIFICATION

        For the purposes of any redemption of Offshore Notes under the relevant
        Condition 5 the Note Trustee may rely upon an Officer's Certificate from the Manager on behalf of the Trustee certifying or stating, the opinion of each person signing that Officer's Certificate as to the following matters:

        (a)     the fair value (within 90 days of such release) of the property or securities to be released from the Security Trust Deed;

        (b)     that the proposed release will not impair the security under the
                Security Trust Deed in contravention of the provisions of the
                Security Trust Deed or this deed; and

        (c)     that the Trustee will be in a position to discharge all its liabilities in respect of the relevant Offshore Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those Offshore Notes,

        and that Officer's Certificate shall be conclusive and binding on the
        Trustee, the Note Trustee and the holders of those Offshore Notes. The
        Note Trustee shall not incur any liability as a result of relying on such certificate or such certificate subsequently being considered invalid.

3.      FORM OF, ISSUE OF AND DUTIES AND TAXES ON, NOTES

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3.1     ISSUE OF BOOK-ENTRY NOTES

        (a)     Each Class of Offshore Note shall, on initial issue be
                represented by one or more Book-Entry Notes.

        (b)     Each Book-Entry Note must be signed manually or by facsimile by an Authorised Signatory of the Trustee on behalf of the Trustee and must be manually authenticated by the Principal Paying
                Agent.

3.2     FORM OF BOOK-ENTRY NOTES

        (a)     The Book-Entry Notes shall be typed in the form or substantially in the form set out:

                (i)     in the case of Class A-1 Book-Entry Notes - in Schedule
                        1; and

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                (ii)    in the case of Class A-2 Book-Entry Notes - in Schedule
                        3.

        (b)     The procedures relating to the exchange, authentication,
                delivery, surrender, cancellation, presentation, marking up or down of any of a Book-Entry Note (or part of a Book-Entry Note)
                and any other matters to be carried out by the relevant parties upon exchange (in whole or part) of any Book-Entry Note shall be made in accordance with the provisions of the relevant terms of the Book-Entry Notes and the normal practice of the relevant
                Common Depository, the Principal Paying Agent and the rules and procedures of the relevant Clearing Agency from time to time.

        (c)     The Book-Entry Notes shall be in an aggregate principal amount of:

                (i)     US$1,200,000,000 for the Class A-1 Notes; and

                (ii)    (euro)450,000,000 for the Class A-2 Notes.

        (d)     The Manager on behalf of the Trustee shall procure by written direction to the Principal Paying Agent that, prior to the issue and delivery of any Book-Entry Note, that Book-Entry Note will be authenticated manually by an Authorised Signatory of the
                Principal Paying Agent and no Book-Entry Note shall be valid for any purpose unless and until so authenticated. A Book-Entry Note so executed and authenticated shall be a binding and valid obligation of the Trustee. Until a Book-Entry Note (or part of a
                Book-Entry Note) has been exchanged pursuant to this deed, it
                (or that part) shall in all respects be entitled to the same benefits as a Definitive Note. Each Book-Entry Note shall be subject to this deed except that the registered owner of a
                Book-Entry Note shall be the only person entitled to receive payments from the Principal Paying Agent of principal or
                interest in relation to it.

        (e)     The Class A-1 Notes and Class A-2 Notes upon original issue will be issued in the form of typewritten Notes representing the
                Class A-1 Book-Entry Notes and Class A-2 Book-Entry Notes
                respectively. The Manager on behalf of the Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf to the Principal Paying Agent, as agent for the Clearing Agency, of the Class A-1 Book-Entry Notes and the Class A-2 Book-Entry
                Notes. The Class A-1 Book-Entry Notes shall initially be
                registered on the Note Register in the name of the nominee of the relevant Clearing Agencies. The Class A-2 Book-Entry Notes shall initially be registered on the Note Register in the name of the nominee of the Common Depository for and on behalf of the relevant Clearing Agencies. No Class A Note Owner will receive a
                Definitive Note representing such Class A Note Owner's interest in such Note, except as provided in clause 3.3 or 3.4.

        (f)     Whenever a notice or other communication to the Offshore
                Noteholders is required under this deed, unless and until
                Definitive Notes shall have been issued to Class A Note Owners pursuant to clause 3.3 or 3.4, the Note Trustee shall give all such notices and communications specified herein to be given to
                Offshore Noteholders to the registered holders of the Book-Entry
                Notes, and shall have no obligation to the Class A Note Owners.

        (g)     Unless and until the Definitive Notes have been issued to the
                Class A Note Owners pursuant to clause 3.3 or 3.4 (as the case may be):

                (i)     the provisions of this clause shall be in full force and
                        effect;

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                (ii)    each Note Registrar, the Trustee, the Manager, each
                        Paying Agent and the Note Trustee shall be entitled to
                        deal with the registered holders of the Book-Entry Notes
                        for all purposes of this deed (including the payment of
                        principal of and interest on the Offshore Notes and the
                        giving of instructions or directions hereunder) as the
                        sole holder of the Offshore Notes, and shall have no
                        obligation to any Class A Note Owners;

                (iii)   to the extent that the provisions of this clause
                        conflict with any other provisions of this deed, the
                        provisions of this clause shall prevail;

                (iv)    the rights of Class A Note Owners shall be exercised
                        only through the relevant Clearing Agency and shall be
                        limited to those established by law and agreements
                        between such Class A Note Owners and the Clearing Agency
                        and/or the Clearing Agency Participants. In respect of
                        Class A-1 Notes, pursuant to the Note Depository
                        Agreement, unless and until Definitive Class A-1 Notes
                        are issued pursuant to clause 3.3, the relevant Clearing
                        Agency will make book-entry transfers among the Clearing
                        Agency Participants and receive and transmit payments of
                        principal and interest on the Class A-1 Notes to such
                        Clearing Agency Participants. In respect of Class A-2
                        Notes, unless and until Definitive Class A-2 Notes are
                        issued pursuant to clause 3.4, the relevant Clearing
                        Agencies will make book-entry transfers among themselves
                        via book entries maintained by the relevant Common
                        Depository and among the Clearing Agency Participants in
                        respect of transfers among Clearing Agency Participants
                        with the relevant Clearing Agency and receive and
                        transmit payments of principal and interest on the Class
                        A-2 Notes to such Clearing Agency Participants; and

                (v)     whenever this deed requires or permits actions to be
                        taken based upon instructions or directions of a Class
                        of Class A Note Owners evidencing a specific percentage
                        of all Invested Amounts of all Offshore Notes in that
                        Class, the relevant Clearing Agency shall be deemed to
                        represent such percentage only to the extent that it has
                        received instructions to such effect from Class A Note
                        Owners and/or Clearing Agency Participants owning or
                        representing, respectively, such required percentage of
                        the beneficial interest in the Offshore Notes and has
                        delivered such instructions to the Principal Paying
                        Agent.

3.3     DEFINITIVE CLASS A-1 NOTES

        (a)     If:

                (i)     the Principal Paying Agent advises the Manager in
                        writing that the relevant Clearing Agency is no longer
                        willing or able properly to discharge its
                        responsibilities with respect to the Class A-1 Notes or
                        that Clearing Agency or its successor and the Manager is
                        unable to locate a qualified successor; or

                (ii)    after the occurrence of an Event of Default, the Note
                        Trustee, at the written direction of Class A-1 Note
                        Owners representing beneficial interests aggregating to
                        at least a majority of the aggregate Invested Amount of
                        the Class A-1 Notes, advises both the Principal Paying
                        Agent and the Trustee in writing that the

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                        continuation of a book-entry system through the Clearing
                        Agency for the Class A-1 Notes is no longer in the best
                        interests of the Class A-1 Note Owners,

                then the Principal Paying Agent shall notify all of the
                appropriate Class A-1 Note Owners and the Trustee of the
                occurrence of any such event and of the availability of
                Definitive Class A-1 Notes to such Class A-1 Note Owners. Upon the surrender of the Class A-1 Book-Entry Notes to the Trustee by the Clearing Agency, and the delivery by the Clearing Agency of the relevant registration instructions to the Trustee, the
                Trustee (with the assistance of the Manager) shall execute and procure the Principal Paying Agent to authenticate the
                Definitive Class A-1 Notes in accordance with the instructions of that Clearing Agency.

        (b)     The Definitive Class A-1 Notes will be serially numbered and shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorised
                Signatories executing such Definitive Notes, as evidenced by their execution of such Definitive Class A-1 Notes.

        (c)     No Note Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

3.4     DEFINITIVE CLASS A-2 NOTES

        (a)     If, at any time any Class A-2 Notes, are represented by a
                Book-Entry Note:

                (i)     that Book-Entry Note becomes immediately due and
                        repayable by reason of the occurrence of an Event of
                        Default;

                (ii)    either Euroclear or Clearstream, Luxembourg is closed
                        for business for a continuous period of 14 days (other
                        than by reason of holiday, statutory or otherwise) or
                        announces an intention permanently to cease business; or

                (iii)   as the result of any amendment to, or change in, the
                        laws or regulations of any jurisdiction or any body
                        politic, or government in any jurisdiction, or any
                        minister, department, office, commission,
                        instrumentality, agency, board, authority or
                        organisation of any government or any corporation owned
                        or controlled by any government having power to tax or
                        in the interpretation by a revenue authority or a court
                        of, or in the administration of, laws or regulations
                        relating to taxation which becomes effective on or after
                        the Note Issue Date, the Trustee or any Paying Agent is
                        or will be required to make any deduction or withholding
                        from any payment in respect of any of the Class A-2
                        Notes which would not be required were those Class A-2
                        Notes in definitive form,

                then the Trustee shall (at its expense) (but subject to
                paragraph (c) below), within 30 days of becoming aware of the occurrence of the relevant event, but not prior to 40 days after the Closing Date issue Definitive Class A-2 Notes in exchange for the whole of the outstanding interest in that Book-Entry
                Note.

        (b)     The procedures to be carried out by the relevant parties on an exchange under paragraph (a) shall be made in accordance with the provisions of the terms of the Book-Entry Note in

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                respect of which exchange is to be made and the normal practice of the relevant Common Depository, the Principal Paying Agent and the rules and procedures of Euroclear and Clearstream,
                Luxembourg from time to time.

        (c)     Despite this clause 3.4, the Trustee is not obliged to issue
                Definitive Class A-2 Notes until the later of:

                (i)     the expiry of 40 days after the later of the Note Issue
                        Date and the date on which the relevant Class A-2 Notes
                        are first offered to persons other than distributors in
                        reliance on Regulation S of the Securities Act 1933, as
                        amended; and

                (ii)    30 days after it becomes aware of the occurrence of the
                        relevant event or request in paragraph (a).

        (d)     All Definitive Class A-2 Notes shall, subject to the terms of the Agency Agreement, be held by the Principal Paying Agent and shall be authenticated and delivered (at the cost of the
                Trustee) to the relevant Class A-2 Noteholders in accordance with the instructions of the holder of the relevant Book-Entry
                Note. The relevant Book-Entry Note shall be marked-down in respect of those Definitive Class A-2 Notes which are so
                delivered as appropriate.

        (e)     The Definitive Class A-2 Notes will be serially numbered and shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorised
                Signatories executing such Definitive Notes, as evidenced by their execution of such Definitive Class A-2 Notes.

        (f)     No Note Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

3.5     NOTICE OF EXCHANGE EVENTS

        (a)     The Trustee or the Manager shall notify the Note Trustee in writing forthwith if the Trustee or the Manager (as the case may
                be) becomes actually aware of any of the events referred to in clause 3.3(a) and 3.4(a) and shall, unless the Note Trustee agrees otherwise, promptly give notice of the event and of the
                Trustee's obligation to issue Definitive Notes to the relevant
                Offshore Noteholders in accordance with the relevant Condition
                12.

        (b)     The Note Trustee shall notify the Trustee and the Manager in writing forthwith if the Note Trustee becomes actually aware of any of the events referred to in clause 3.3(a) and 3.4(a) and
                (where relevant) actually aware that the relevant event has the effect specified in that clause.

3.6     STAMP AND OTHER TAXES

        The Trustee will pay any stamp and other duties and Taxes payable in
        Australia, the United Kingdom, Belgium, Luxembourg or the United States
        on or in connection with:

        (a)     the execution of the Transaction Documents;

        (b)     the constitution and original issue and delivery of the Offshore
                Notes;

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        (c)     any action taken by the Note Trustee or (where permitted under this deed so to do), the relevant Clearing Agency or an Offshore
                Noteholder to enforce the provisions of the Offshore Notes or the Transaction Documents; and

        (d)     the creation of the security constituted under the Security
                Trust Deed.

3.7     INDEMNITY FOR NON-ISSUE

        If the Trustee is required to issue, or procure the issue of, Definitive
        Notes following an event specified in clause 3.3(a) or 3.4(a) but fails to do so within 30 days of the Trustee or the Manager becoming actually aware of the occurrence of the relevant event then the Trustee shall
        (subject to clause 29) indemnify the Note Trustee, the Offshore
        Noteholders, and the Class A Note Owners and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Note Trustee, the Offshore Noteholders or the Class A
        Note Owners is less than the amount that would have been received had
        Definitive Notes been issued within the 30 days referred to above. If and for so long as the Trustee discharges its obligations under this indemnity, the breach by the Trustee of the provisions of clause 3.3(a)
        or 3.4(a) shall be deemed to be cured. The Manager must promptly advise the Trustee if it becomes actually aware of the occurrence of the relevant event and the Trustee shall promptly notify the Note Trustee of the relevant event.

3.8     NOTE REGISTERS AND NOTE REGISTRARS

        (a)     The Manager, on behalf of the Trustee, shall keep or cause to be kept the Note Registers in which, subject to such reasonable regulations as it may prescribe, the Manager shall provide for the registration of the Offshore Notes and the registration of transfers of Offshore Notes. The Note Registrar will be
                responsible for registering relevant Offshore Notes and
                transfers of relevant Offshore Notes as herein provided. The
                Trustee may, with the consent of the Note Trustee, appoint another person as Note Registrar. Upon any resignation or
                removal of any Note Registrar under the Agency Agreement, the
                Trustee with the assistance of and at the direction of, the
                Manager shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of that Note
                Registrar.

        (b)     Upon surrender for registration of transfer of any Offshore Note at the office or agency of the Trustee to be maintained as provided in clause 11(e) (and in the case of a Class A-1 Note, if the requirements of Section 8-401(a) of the Uniform
                Commercial Code of New York (the UCC) are met), the Trustee
                shall, at the direction of the Manager, execute and upon its written direction the Principal Paying Agent shall authenticate and the Offshore Noteholder shall obtain from the Note Trustee, in the name of the designated transferee or transferees, one or more new Offshore Notes, in any authorised denominations, of the same class and a like aggregate principal amount.

        (c)     At the option of the Offshore Noteholder, Offshore Notes may be exchanged for other Offshore Notes in any authorised
                denominations and a like aggregate principal amount, upon
                surrender of the Offshore Notes to be exchanged at such office or agency. Whenever any Offshore Notes are so surrendered for exchange (and in the case of a Class A-1 Note, if the
                requirements of Section 8-401(a) of the UCC are met), the
                Trustee shall, at the direction of the Manager, execute and upon its written request the Principal Paying Agent shall

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                authenticate and the Offshore Noteholder shall obtain from the
                Note Trustee, the Offshore Notes which the Offshore Noteholder making the exchange is entitled to receive.

        (d)     Every Class A-1 Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form
                satisfactory to the relevant Note Registrar duly executed by, the Class A-1 Noteholder thereof or such Class A-1 Noteholder's attorney duly authorised in writing, with such signature
                guaranteed by an "eligible guarantor institution" meeting the requirements of that Note Registrar which requirements include membership or participation of Securities Transfer Agents
                Medallion Program (STAMP) or such other "signature guarantee program" as may be determined by that Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the
                Exchange Act, and (ii) accompanied by such other documents as that Note Registrar may require. Every Class A-2 Note presented or surrendered for registration of transfer or exchange shall be
                (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the relevant Note
                Registrar duly executed by, the Class A-2 Noteholder thereof or such Class A-2 Noteholder's attorney duly authorised in writing, and (ii) accompanied by such other documents as the Note
                Registrar may require.

        (e)     No service charge shall be made to an Offshore Noteholder for any registration of transfer or exchange of Offshore Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in
                connection with any registration of transfer or exchange of
                Offshore Notes.

        (f)     The preceding provisions of this section notwithstanding, the
                Trustee shall not be required to make and each Note Registrar need not register transfers or exchanges of Offshore Notes selected for redemption or of any Offshore Note for a period of
                30 days preceding the due date for any payment with respect to the Offshore Note.

3.9     TRANSFER AND EXCHANGE OF BOOK ENTRY NOTES

        The Transfer and exchange of Book Entry Notes or beneficial interests in
        Book Entry Notes shall be effected through the relevant Common
        Depository, as provided in clause 3.10 and the procedures of the relevant Common Depository for such transfer and exchange.

3.10    RESTRICTIONS ON TRANSFER AND EXCHANGE OF BOOK ENTRY NOTES

        Notwithstanding any other provision of this Deed, a Book Entry Note may not be transferred as a whole except by the relevant Common Depository to a nominee of the relevant Common Depository or by a nominee of the relevant Common Depository to the relevant Common Depository or another nominee of the relevant Common Depository or by the relevant Common
        Depository or any such nominee to a successor relevant Common Depository or a nominee of such successor relevant Common Depository.

4.      COVENANT OF COMPLIANCE

--------------------------------------------------------------------------------

        Each of the Manager and the Trustee covenants with the Note Trustee that it will comply with and perform and observe all provisions of the
        Transaction Documents which are expressed to be binding on it for the benefit of the Note Trustee or any Offshore Noteholder. The Transaction
        Documents to

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        which the Trustee and the Note Trustee are a party and the relevant
        Conditions shall be binding on the Trustee, the Note Trustee and the
        Offshore Noteholders). The Note Trustee (or the Offshore Noteholders,
        under clause 6.5, as the case may be) is entitled to enforce the obligations of the Trustee under the Offshore Notes and the relevant
        Conditions as if the same were set out and contained in this deed (which shall be read and construed as one document with the Notes). The provisions contained in Schedule 2 and Schedule 4 shall have effect as if set out in this deed.

5.      CANCELLATION OF OFFSHORE NOTES

--------------------------------------------------------------------------------

5.1     CANCELLATION OF OFFSHORE NOTES

        The Trustee shall procure that all Offshore Notes:

        (a)     which have been surrendered for payment, registration of
                transfer, exchange or redemption; or

        (b)     in the case of any Definitive Note, which, being mutilated or defaced, has been surrendered and replaced under the relevant
                Condition 11,

        shall be cancelled by or on behalf of the Trustee.

5.2     RECORDS

        The Trustee shall procure that:

        (a)     the Principal Paying Agent keeps a full and complete record of all Offshore Notes and of their redemption, payment, exchange or cancellation (as the case may be) and of all replacement
                Offshore Notes issued in substitution for lost, stolen,
                mutilated, defaced or destroyed Definitive Notes; and

        (b)     such records referred to in paragraph (a) above shall be made available to the Note Trustee on reasonable notice and during business hours promptly following the Note Trustee's request for the same.

6.      ENFORCEMENT

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6.1     ACTIONS FOLLOWING EVENT OF DEFAULT

        (a)     At any time while an Event of Default is subsisting the Note
                Trustee may (subject to the Security Trust Deed, to clauses 6.4 and 7, and to the relevant Conditions 9 and 10) at its
                discretion, and must, if so directed or requested under clause
                7.1, without further notice take any action available to it to direct the Security Trustee to:

                (i)     institute any proceedings against the Trustee and/or the
                        Manager which are permitted under the Transaction
                        Documents;

                (ii)    enforce the security created under the Security Trust
                        Deed (including anything set out in clause 8.2 of the
                        Security Trust Deed); and

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                (iii)   enforce repayment of the Offshore Notes together with
                        accrued interest and any other moneys payable to the
                        Note Trustee, the Offshore Noteholders under the
                        Transaction Documents.

6.2     EVIDENCE OF DEFAULT

        If the Security Trustee or the Note Trustee takes any action against the
        Trustee to enforce any of the provisions of any Offshore Notes or this deed, proof that as regards any Offshore Note, the Trustee has not paid any principal or interest due in respect of that Offshore Note shall
        (unless the contrary is proved) be sufficient evidence that the Trustee has not paid that principal or interest on all other Offshore Notes in respect of which the relevant payment is then due.

6.3     OVERDUE INTEREST

        The rates of interest payable in respect of any Offshore Note which has become due and repayable in full and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the
        Quarterly Interest Period during which the Offshore Note became due and repayable in accordance with the provisions of the relevant Condition 4 except that no notices need be given to Offshore Noteholders, in relation to that interest.

6.4     RESTRICTIONS ON ENFORCEMENT

        (a)     If any of the Offshore Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on any Offshore Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the
                Security Trustee to, enforce the Security Trust Deed or dispose of the Mortgaged Property unless either:

                (i)     the Note Trustee is of the opinion, reached after
                        considering at any time the advice of a merchant bank or
                        other financial adviser selected by the Note Trustee in
                        its sole and absolute discretion (the cost of such
                        advice shall be an Expense payable to the Note Trustee),
                        that a sufficient amount would be realised to discharge
                        in full all amounts owing to the Offshore Noteholders
                        and any other amounts payable by the Trustee ranking in
                        priority to or pari passu with the Offshore Notes; or

                (ii)    the Note Trustee is of the opinion, reached after
                        considering at any time and from time to time the advice
                        of a merchant bank or other financial adviser selected
                        by the Note Trustee in its sole and absolute discretion
                        (the cost of such advice shall be an Expense payable to
                        the Note Trustee), that the cash flow receivable by the
                        Trustee (or the Security Trustee under the Security
                        Trust Deed) will not (or that there is a significant
                        risk that it will not) be sufficient, having regard to
                        any other relevant actual, contingent or prospective
                        liabilities of the Trustee, to discharge in full in due
                        course all the amounts referred to in paragraph (i)
                        relating to the Trust.

        (b)     Neither the Note Trustee (except in the case of negligence, fraud or wilful default by it) nor the Security Trustee (except in the case of negligence, fraud or breach of trust by it) will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security
                Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Trustee or any third party in respect of the Trustee or the Offshore Notes

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                or relating in any way to the Mortgaged Property. Without
                limitation, neither the Note Trustee nor the Security Trustee shall be liable for any such decline or loss directly or
                indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with paragraph (a).

6.5     ACTION BY OFFSHORE NOTEHOLDERS

        Notwithstanding any other provision of this deed, if the Note Trustee, having become bound to take steps and/or proceed under clause 6.1 and/or the Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the Offshore Noteholders may proceed directly against the Trustee but then only if and to the extent the
        Offshore Noteholders are able to do so under the Transaction Documents and Australian law.

7.      PROCEEDINGS

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7.1     ACTING ONLY ON DIRECTION

        (a)     The Note Trustee may vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust
                Deed, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the
                Security Trust Deed, this deed or any Offshore Notes.

        (b)     Subject to the Note Trustee being indemnified to its
                satisfaction against all actions, proceedings, claims and
                demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur, the Note
                Trustee:

                (i)     shall only be bound to undertake any of the acts
                        contemplated in paragraph (a) if it is directed to do so
                        in writing by the holders of at least 75% of the
                        aggregate Invested Amount (or such higher percentage as
                        may be required by the TIA) of either all the Offshore
                        Notes, all the Class A-1 Notes or all the Class A-2
                        Notes, as appropriate; and

                (ii)    shall, if an Extraordinary Resolution of Voting
                        Mortgagees elects not to direct the Security Trustee to
                        enforce the Security Trust Deed in circumstances where
                        the Security Trustee could enforce the Security Trust
                        Deed, at the direction of either the Offshore
                        Noteholders, the Class A-1 Noteholders or the Class A-2
                        Noteholders in accordance with paragraph (b)(i), direct
                        the Security Trustee to enforce the Security Trust Deed
                        on behalf of the Offshore Noteholders, the Class A-1
                        Noteholders or the Class A-2 Noteholders (as the case
                        may be).

        (c)     The Note Trustee shall be protected with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of the required aggregate
                Invested Amount of the relevant Offshore Notes in accordance with this deed relating to the time, method and place of
                conducting any proceeding for any remedy available to, or
                exercising any trust or power conferred upon it, under this deed.

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7.2     SECURITY TRUSTEE ACTING

        Only the Security Trustee may enforce the provisions of the Security
        Trust Deed and neither the Note Trustee nor any Offshore Noteholder is entitled to proceed directly against the Trustee to enforce the performance of any of the provisions of the Security Trust Deed, the
        Offshore Notes (including the Conditions), provided that if the Security
        Trustee having become bound to take steps and/or to proceed under the
        Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the Note Trustee and/or Offshore Noteholders may proceed directly against the Trustee but then only if and to the extent the Note Trustee and/or the Offshore Noteholders are able to do so under the Transaction Documents and Australian law. The Security Trustee shall comply with all directions given to it by the Note Trustee pursuant to any power to give directions granted to the Note Trustee pursuant to this deed or to the Security Trust Deed provided that the Security
        Trustee has the power under the Security Trust Deed to take the action contemplated by the direction, and the Security Trustee shall not be liable for any direct and indirect costs, expenses, losses, damages, liabilities or actions arising or resulting from any action or conduct undertaken or not taken by the Security Trustee or its officers, employees or agents including as a consequence of following those directions.

7.3     NOTE TRUSTEE ALONE ENTITLED TO ACT

        Subject to clauses 6.5 and 7.2, only the Note Trustee may:

        (a)     direct the Security Trustee to enforce or not to enforce the
                Security Trust Deed; or

        (b)     enforce the provisions of this deed, the Offshore Notes
                (including the Conditions),

        and no Offshore Noteholder is entitled to take any of the above actions or to proceed directly against the Trustee to enforce the performance of any of the provisions of this deed or the Offshore Notes (including the
        Conditions).

7.4     AVAILABLE AMOUNTS

        For the purpose of Condition 5 of each Class of Offshore Notes, the Note
        Trustee shall not be satisfied that the Trustee will be in a position to discharge the liabilities referred to in those Conditions unless, either:

        (a)     the Trustee will have available to it sufficient cash in the
                Collection Account and sufficient Authorised Investments which will mature on or before the relevant Payment Date after making any other payments or provisions having priority in order of application under the applicable provisions of the Security
                Trust Deed; or

        (b)     the Trustee has entered into a legally binding contract with an entity either whose long term unsecured and unguaranteed debt is rated AA- by S&P, Aa3 by Moody's or AA- by Fitch Ratings or whose short term unsecured and unguaranteed debt securities are rated A-1+ by S&P, P-1 by Moody's or F1+ by Fitch Ratings, to
                provide sufficient cash on or before the relevant Payment Date to enable the Trustee to discharge the relevant liabilities,

        and in each circumstance the Manager or the Trustee has certified to the
        Note Trustee that the requirements of clause 7.4(a) or (b) have been met and the Note Trustee shall be entitled to rely on such certification.

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7.5     NO LIABILITY

        In giving any direction to the Security Trustee under this deed or the
        Security Trust Deed, the Note Trustee shall not be obliged to ensure that the Security Trustee complies with such direction and will not be liable for failure by the Security Trustee so to comply.

8.      NOTICE OF PAYMENT

--------------------------------------------------------------------------------

        The Principal Paying Agent shall give notice to the relevant Offshore
        Noteholders in accordance with the relevant Condition 12 of the day fixed for any payment to them of amounts received by the Note Trustee under clause 16 of the Security Trust Deed. Those payments may be made in accordance with the relevant Condition 6 as appropriate (in the case of Definitive Notes) or to an account designated by the nominee of the relevant Clearing Agency in the name of such nominee by wire transfer in immediately available funds or to the order of the Offshore Noteholder
        (in the case of any Book-Entry Note), and payment of those amounts by the Note Trustee to the Principal Paying Agent for that purpose shall be a good discharge by the Note Trustee.

9.      INVESTMENT BY NOTE TRUSTEE

--------------------------------------------------------------------------------

        At the direction of the Manager, the Note Trustee must invest any moneys held by the Note Trustee under the Note Trust in such Authorised
        Investments as the Manager may specify from time to time and the Note
        Trustee shall not be responsible for any loss due to depreciation in value or otherwise resulting from any Authorised Investments made by it in compliance with any such direction. The Manager must not direct the
        Note Trustee to make any investment that could have an adverse effect on the 50% risk weighting attributed to the Class A-2 Notes by the Bank of
        England and the Note Trustee need only account for interest on money held on deposit with itself equal to the highest rate payable by it to an independent depositor in respect of comparable deposits.

10.     PARTIAL PAYMENTS

--------------------------------------------------------------------------------

        In the case of Definitive Notes, on any payment of amounts received by the Note Trustee in accordance with the Supplementary Terms Notice, the relevant Condition or under clause 16 of the Security Trust Deed (other than the payment in full against surrender of a Definitive Note) the
        Definitive Note in respect of which such payment is made shall be produced to the Note Trustee or a Paying Agent by or through whom such payment is made and the Note Trustee shall, or shall cause that Paying
        Agent to, enface on the Definitive Note a memorandum of the amount and the date of payment, but the Note Trustee may in any particular case dispense with that production and enfacement upon the Trustee certifying to the Note Trustee that an indemnity has been given to the Trustee by the recipient of the payment as the Trustee considers sufficient and the
        Note Trustee shall be entitled to rely on such certification.

11.     COVENANTS BY THE TRUSTEE AND MANAGER

--------------------------------------------------------------------------------

        Each of the Trustee and the Manager undertakes to the Note Trustee, on behalf of the Offshore Noteholders, as follows in relation to the Trust for so long as any of the Offshore Notes remain

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        outstanding (except to the extent that the Note Trustee otherwise consents in accordance with this deed).

        (a)     (MASTER TRUST DEED COVENANTS) It will comply with its covenants in the Master Trust Deed.

        (b)     (TRANSACTION DOCUMENTS)

                (i)     It will comply with its material obligations under the
                        Transaction Documents.

                (ii)    It will use reasonable endeavours (to the extent that it
                        is able to do so under the Master Trust Deed) to procure
                        that each other party to a Transaction Document complies
                        with and performs its obligations under that Transaction
                        Document.

        (c)     (INFORMATION) It will give to the Note Trustee a copy of any information in its possession relating to the Trust as soon as reasonably practicable in connection with the exercise and performance of its powers and obligations under this deed and which the Trustee or the Manager (as the case may be) reasonably considers has a material bearing on the interest of the Offshore
                Noteholders.

        (d)     (NOTIFY EVENTS OF DEFAULT)

                (i)     It will promptly notify the Note Trustee in writing if
                        it has knowledge or notice of or is aware of the
                        occurrence of an Event of Default, Trustee's Default,
                        Servicer Transfer Event, Title Perfection Event or
                        Manager's Default including full details (to the extent
                        known, without making any enquiry) of that Event of
                        Default, Trustee's Default, Servicer Transfer Event,
                        Title Perfection Event or Manager's Default (as the case
                        may be).

                (ii)    In addition to its obligations under sub-clause item
                        (d)(i) of this clause 11, the Manager, on behalf of the
                        Trustee, will confirm to the Note Trustee in writing, on
                        each anniversary of this deed:

                        (A)     whether or not the Manager or the Trustee is
                                aware that any Event of Default has occurred;
                                and

                        (B)     any other matter which is required to be
                                notified to the Note Trustee under the
                                Transaction Documents and which has not
                                previously been so notified.

        (e)     (MAINTENANCE OF OFFICE OR AGENCY) The Manager on behalf of the
                Trustee will maintain:

                (i)     in the Borough of Manhattan, The City of New York an
                        office or agency where Class A-1 Notes may be
                        surrendered for registration of transfer or exchange,
                        and where notices and demands to or upon the Trustee in
                        respect of the Class A-1 Notes and this deed may be
                        served and the Trustee initially appoints the Principal
                        Paying Agent acting through its office at 101 Barclay
                        Street, Floor 21 West, New York, NY 10286 for this
                        purpose; and

                (ii)    in London, United Kingdom, an office or agency where
                        Class A-2 Notes may be surrendered for registration of
                        transfer or exchange, and where notices and demands to
                        or upon the Trustee in respect of the Class A-2 Notes
                        and this deed may be served and the Trustee initially
                        appoints the Principal Paying Agent acting

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                        through its office at 48th Floor, 1 Canada Square,
                        London E14 5AL, United Kingdom for this purpose.

                The Trustee hereby initially appoints the Principal Paying Agent to serve as its agent for the purposes of the surrender of Class
                A-1 Notes and Class A-2 Notes for registration of transfer or exchange. The Manager will give prompt written notice to the
                Note Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Manager on behalf of the Trustee shall fail to maintain any such office or agency or shall fail to furnish the Note Trustee with the
                address thereof, such notices and demands may be made or served at the Corporate Trust Office. The Trustee hereby appoints the
                Note Trustee as its agent to receive all such notices and
                demands to be served at the Corporate Trust Office. Each of the
                Principal Paying Agent and the Note Trustee shall, in respect of its appointment under this sub-paragraph (e), act solely for, and as agent of, the Trustee and shall not have any obligations towards or relationship or agency or trust with any other
                person. The Manager shall procure that the Trustee maintains the appointment of, if a withholding tax is imposed on a payment made by a paying agent pursuant to European Council Directive
                2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council Meeting of 26-27 November 2000, a Paying
                Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to any such directive or any law implementing or complying with, or introduced to conform with, such directive.

        (f)     (LISTING) In the case of the Manager only, it will use its best endeavours to:

                (i)     obtain and maintain the listing of the Class A-2 Notes
                        on the ASX (including compliance with the continuing
                        obligations applicable to the Trustee and the Trust by
                        virtue of the admission of the Class A-2 Notes to the
                        ASX) or, if it is unable to do so having used best
                        endeavours, use best endeavours to obtain and maintain a
                        quotation or listing of the Class A-2 Notes on any other
                        stock exchange or exchanges or securities market or
                        markets as the Manager (with the prior written approval
                        of the Note Trustee and the Trustee, that approval not
                        to be unreasonably withheld or delayed) decides and
                        following that quotation or listing enter into a deed
                        supplemental to this deed to effect such consequential
                        amendments to this deed necessary to comply with the
                        requirements of any such stock exchange or securities
                        market; and

                (ii)    procure that there will at all times be furnished to the
                        ASX (or to any other relevant stock exchange or
                        securities market) any information which the ASX or, as
                        the case may be, any other such stock exchange or
                        securities market, may require to be furnished in
                        accordance with its requirements,

                and the Trustee will provide all reasonable assistance required by the Manager in relation to that listing.

        (g)     (CALCULATION AGENT) It will procure that, so long as any of the
                Offshore Notes remain outstanding, there will at all times be a
                Calculation Agent.

        (h)     (PRINCIPAL PAYING AGENT) It will procure that, so long as any of the Offshore Notes remain outstanding, there will at all times be a Principal Paying Agent.

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        (i)     (CHANGE TO PAYING AGENTS OR CALCULATION AGENT) It will give notice to the Offshore Noteholders in accordance with the Agency
                Agreement and the relevant Condition 12 of:

                (i)     any appointment, resignation or removal of any Paying
                        Agent (other than the appointment of the initial
                        Principal Paying Agent or Calculation Agent;

                (ii)    any change to any Paying Agent's Paying Office (as
                        defined in the Agency Agreement); or

                (iii)   any change to the Calculation Agent's Specified Office
                        (as defined in the Agency Agreement).

        (j)     (NOTICES) It will promptly give to the Note Trustee, or ensure that the Note Trustee receives for approval by the Note Trustee, two copies of the form of every notice prior to the notice being given to the Offshore Noteholders in accordance with the
                relevant Condition 12.

        (k)     (ANNUAL STATEMENT AS TO COMPLIANCE) The Manager on behalf of the
                Trustee will deliver to the Note Trustee, within 90 days after the end of each fiscal year of the Trust (commencing on 30
                September 2006), and otherwise in compliance with the
                requirements of section 314(a)(4) of the TIA, an Officer's
                Certificate stating that:

                (i)     a review of the activities of the Trustee in respect of
                        the Trust during such year and of performance under this
                        deed has been made under supervision of the person
                        signing the Officer's Certificate (the Signatory); and

                (ii)    to the best of the knowledge of the Signatory, based on
                        the review referred to in sub-paragraph (i), the Trustee
                        has complied with all conditions and covenants under
                        this deed throughout the relevant year, or, if there has
                        been a default in the compliance of any such condition
                        or covenant, specifying each such default known to the
                        Signatory of the nature and status of the default.

                For the purposes of this clause 11(l) compliance shall be
                determined without regard to any period of grace or requirement of notice under the Transaction Documents.

        (l)     (OPINIONS AS TO TRUST ESTATE) On the Closing Date, the Manager
                on behalf of the Trustee shall furnish to the Note Trustee an
                Opinion of Counsel (who may be the counsel for the Trustee)
                either stating that in the opinion of such counsel the Security
                Trust Deed and any other requisite documents has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security
                Interest effective.

                Within 90 days after the end of each fiscal year commencing on
                30 September 2006 the Trustee (or the Manager on its behalf)
                shall furnish to the Note Trustee an Opinion of Counsel (who may be the counsel for the Trustee) either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of the
                Security Trust Deed and any other requisite documents as is necessary to maintain the Security Interest created by the
                Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Security Interest.

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        (m)     (NOTEHOLDER REPORT)

                (i)     The Trustee (or the Manager on its behalf) shall deliver
                        to the Principal Paying Agent and the Note Trustee on
                        each Determination Date the Noteholders Report for the
                        related Collection Period, with written instructions for
                        the Note Trustee and the Principal Paying Agent to
                        forward the Noteholder Report to each Offshore
                        Noteholder.

                (ii)    Each Noteholder Report shall contain the information set
                        out in Schedule 5.

12.     REMUNERATION OF NOTE TRUSTEE

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12.1    FEE

        The Trustee shall pay to the Note Trustee a fee agreed between them and the Manager from time to time and at the times specified in the
        Supplementary Terms Notice.

12.2    ADDITIONAL REMUNERATION

        If the Note Trustee undertakes any of the acts contemplated in clause
        7.1 or it undertakes duties which it considers expedient or necessary under this deed, or which the Trustee or the Manager requests it to undertake and which duties the Note Trustee, the Manager and the Trustee agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this deed, the Trustee shall pay to the Note Trustee any additional remuneration as they agree.

        In the event that the Note Trustee, the Manager and the Trustee fail to agree on such additional remuneration, such remuneration shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the
        Trustee or, failing such approval, nominated (on the application of the
        Note Trustee or the Trustee) by the President for the time being of The
        Law Society of New South Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being shared equally by the Trustee and the Note Trustee) and the determination of any such merchant or investment bank shall be final and binding upon the Note
        Trustee and the Trustee and shall be payable by the Trustee to the Note
        Trustee.

12.3    COSTS, EXPENSES

        (a)     Subject to clause 34.8, the Trustee shall also reimburse, pay or discharge all costs, charges, liabilities and expenses and any stamp and other Taxes or duties properly incurred or paid by the
                Note Trustee (or the Offshore Noteholders acting under clause
                6.5 (as the case may be)) in connection with properly
                undertaking its duties under the Transaction Documents
                (including the fees and expenses of its counsel) and in
                connection with any legal proceedings brought by the Note
                Trustee (or the Offshore Noteholders acting under clause 6.5 (as the case may be)) to enforce any obligation under this deed the
                Offshore Notes.

        (b)     Without prejudice to the right of indemnity by law given to trustees, to the extent the Trustee is itself entitled to be indemnified, and subject to clause 29, the Trustee indemnifies the Note Trustee (or the Offshore Noteholders acting under clause 6.5 (as the case may be)) and every other person properly appointed by it or any of them under this deed from and against all liabilities, losses, damages, costs, expenses, actions, proceedings, claims and

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                demands incurred by or made against it or him in the execution of the Note Trust or of their powers or in respect of any matter or thing done or omitted in any way relating to this deed (other than arising from any fraud, negligence or wilful default by the
                Note Trustee or that person).

12.4    OVERDUE RATE

        All sums payable by the Trustee under clauses 12 and 34.8 shall survive termination of this deed and the resignation or removal of the Note
        Trustee and shall be payable by the Trustee on the next Payment Date in the order set out in the Supplementary Terms Notice or (if applicable)
        the Security Trust Deed and shall carry interest at the rate of LIBOR
        (in the case of sums payable in US$), EURIBOR (in the case of sums payable in Euros) and the applicable Bank Bill Rate (in the case of sums payable in A$) (as applicable) plus 2% from the due date. Any amount payable shall carry interest at that rate from the due date to the date of actual payment.

12.5    CONTINUING OBLIGATION

        Unless otherwise specifically stated in any discharge relating to this deed the provisions of this clause shall continue in full force and effect notwithstanding such discharge and even if the Note Trustee has ceased to be the Note Trustee for any reason including but not limited to those contemplated in clause 23 it will be entitled to all rights arising to it prior to it ceasing to be the Note Trustee.

13.     NOTE TRUSTEE

--------------------------------------------------------------------------------

13.1    PREFERENTIAL COLLECTION OF CLAIMS AGAINST TRUSTEE

        The Note Trustee shall comply with section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Note
        Trustee who has resigned or been removed shall be subject to section
        311(a) of the TIA only to the extent required by the TIA.

13.2    DUTIES OF NOTE TRUSTEE

        (a)     If an Event of Default has occurred and is subsisting, and a
                Responsible Officer of the Note Trustee has received written notice of such from the Trustee and the Manager, the Note
                Trustee shall exercise the rights and powers vested in it by this deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b)     Except while an Event of Default subsists:

                (i)     the Note Trustee undertakes to perform such duties and
                        only such duties as are specifically set forth in this
                        deed and no implied covenants or obligations shall be
                        read into this deed against the Note Trustee; and

                (ii)    in the absence of bad faith on its part, the Note
                        Trustee may conclusively rely, as to the truth of the
                        statements and the correctness of the opinions expressed
                        therein, upon certificates or opinions furnished to the
                        Note Trustee and conforming to the requirements of this
                        deed; however, the Note Trustee shall examine the
                        certificates

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                        and opinions to determine whether or not they conform to
                        the requirements of this deed.

        (c)     The Note Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                (i)     this paragraph does not limit the effect of paragraph
                        (a) of this clause; and

                (ii)    the Note Trustee shall not be liable for any error of
                        judgment made in good faith by a Responsible Officer
                        unless it is proved that the Note Trustee was negligent
                        in ascertaining the pertinent facts.

        (d)     Section 315(d)(3) of the TIA is expressly excluded by this deed.

13.3    RIGHTS AND LIMITED RESPONSIBILITIES OF NOTE TRUSTEE

        By way of supplement to any Statute regulating the Note Trust and in addition to the powers and protections which may from time to time be vested or available to the Note Trustee by general law, and subject to clause 14, it is expressly declared as follows.

        (a)     The Note Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Note Trustee need not investigate any fact or matter stated in the document.

        (b)     Before the Note Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The
                Note Trustee shall not be liable for any action it takes,
                suffers or omits to take in good faith in reliance on the
                Officer's Certificate or Opinion of Counsel.

        (c)     No provision of this deed shall require the Note Trustee to expend or risk its own funds or otherwise incur financial
                liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

        (d)     The Note Trustee shall not be responsible for and makes no representations as to the validity or adequacy of this deed
                (other than in relation to its own execution of this deed) or the Offshore Notes, shall not be accountable for the Trustee's use of the proceeds from the Offshore Notes, and shall not be responsible for any statement of the Trustee in this deed or in any document issued in connection with the sale of the Offshore
                Notes or in the Offshore Notes.

        (e)     The Note Trustee may, in relation to this deed, act on the advice or opinion of or any information obtained from any
                lawyer, valuer, accountant, banker, broker, credit-rating
                agency, lead manager or other expert whether obtained by the
                Trustee, the Note Trustee, the Manager, the Servicer or
                otherwise.

        (f)     Any advice, opinion or information obtained by the Note Trustee under paragraph (e) may be sent or obtained by letter, telegram, facsimile transmission, email or cable and may be conclusively relied on by the Note Trustee without further investigation and the Note Trustee shall not be liable for acting on any such advice, opinion or information purporting

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                to be conveyed by any such letter, telegram, facsimile
                transmission, email or cable although the same shall contain some error or shall not be authentic.

        (g)     The Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by two
                Authorised Signatories of the Trustee or the Manager (as the
                case may be) and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Note Trustee acting on that
                certificate.

        (h)     The Note Trustee is at liberty to hold or to place this deed and any other documents relating to this deed in any part of the world with any banker or banking company or company whose
                business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Note
                Trustee to be of good repute, and, except in the case of fraud, negligence or breach of trust (in the case of the Security
                Trustee) or fraud, negligence or wilful default (in the case of the Note Trustee), neither the Note Trustee nor the Security
                Trustee shall be responsible for any loss, expense or liability which may be suffered as a result of any assets secured by the
                Security Trust Deed, Mortgaged Property or any deed or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by any clearing organisations or their operators or by any person on behalf of the Note Trustee if prudently chosen in accordance with the Transaction Documents.

        (i)     The Note Trustee shall not be responsible for the application of the proceeds of the issue of any of the Offshore Notes by the
                Trustee or any moneys borrowed by the Trustee under any
                Transaction Document or the exchange of any Book-Entry Note for any other Book-Entry Note or Definitive Note, as the case may
                be.

        (j)     Except as otherwise provided in this deed or any other
                Transaction Documents to which it is a party, the Note Trustee shall not be bound to give notice to any person of the execution of this deed or any of the Transaction Documents or any
                transaction contemplated hereby or thereby or to take any steps to ascertain whether any Event of Default has happened and, until it has actual knowledge or express notice to the contrary, the Note Trustee is entitled to assume that no Event of Default has happened and that the Trustee and each other party to any
                Relevant Document is observing and performing all the
                obligations on its part contained in the Offshore Notes and under this deed or, as the case may be, the Security Trust Deed or any other Transaction Document to which it is a party.

        (k)     Save as expressly otherwise provided in this deed or the
                Transaction Documents:

                (i)     the Note Trustee shall have absolute and uncontrolled
                        discretion as to the exercise of the discretions vested
                        in the Note Trustee by this deed and the Transaction
                        Documents (the exercise of which as between the Note
                        Trustee and the Offshore Noteholders shall be conclusive
                        and binding on the Offshore Noteholders) but whenever
                        the Note Trustee is under the provisions of this deed or
                        the Transaction Documents bound to act at the request or
                        direction of the Offshore Noteholders, or any of them,
                        the Note Trustee shall nevertheless not be so bound
                        unless it is first indemnified or accepts security to
                        its satisfaction against all actions, proceedings,

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                        claims and demands to which it may render itself liable
                        and all costs, charges, damages, expenses and
                        liabilities which it may incur by so doing; and

                (ii)    in the absence of fraud, negligence or wilful default,
                        the Note Trustee shall not be in any way responsible for
                        any loss (whether consequential or otherwise), costs,
                        damages or inconvenience that may result from the
                        exercise or non-exercise of any powers, authorities and
                        discretions vested in it.

        (l)     The Note Trustee shall not be liable for acting upon any
                resolution purporting to have been passed at any meeting of all
                Offshore Noteholders, the Class A-1 Noteholders or the Class A-2
                Noteholders (as the case may be) in respect of which minutes have been made and signed even though subsequently it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Offshore
                Noteholders, Class A-1 Noteholders or the Class A-2 Noteholders
                (as the case may be).

        (m)     The Note Trustee shall not be liable to the Trustee or any
                Offshore Noteholder by reason of having accepted as valid or not having rejected any Definitive Note purporting to be such and subsequently found to be forged or not authentic and the Note
                Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence of the facts stated
                therein a certificate or letter of confirmation certified as true and accurate and signed on behalf of a Clearing Agency, any
                Note Registrar or any Common Depository for any of them or any person as the Note Trustee reasonably considers appropriate, or any form of record made by any of them to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of Offshore Notes.

        (n)     Any consent or approval given by the Note Trustee for the
                purpose of this deed, the Conditions and any Transaction
                Document may be given on any terms and subject to any conditions as the Note Trustee thinks fit and despite anything to the contrary contained in this deed, any Transaction Document or the
                Conditions may be given retrospectively.

        (o)     Save to the extent provided in this deed, the Note Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Offshore
                Noteholder or any Mortgagee, any information made available to the Note Trustee by the Trustee or any other person in
                connection with the Note Trust and no Offshore Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information.

        (p)     Where it is necessary or desirable for any purpose in connection with this deed to convert any sum from one currency to another it shall (unless otherwise provided by this deed, any other
                Transaction Document or required by law) be converted at the rate or rates, in accordance with the method and as at the date for the determination of the rate of exchange, as may be agreed by the Note Trustee in consultation with the Trustee and the
                Manager as relevant and any rate, method and date so agreed shall be binding on the Trustee and the Offshore Noteholders.

        (q)     Subject to clauses 6.5 and 7.4, the Note Trustee may certify in good faith whether or not any of the events set out in the relevant Condition 9 or any breach under clause 8 of the
                Security

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                Trust Deed is in its opinion materially prejudicial to the interests of the relevant Offshore Noteholders and may certify, in relation to the event set out in paragraph (a) of relevant
                Condition 9 in relation to any payment of interest on the
                Offshore Notes that the Trustee had, on the due date for payment of the amount of interest in question, sufficient cash to pay, in accordance with the provisions of the Supplementary Terms
                Notice or the Security Trust Deed, all interest (after payment of all sums which are permitted under the Supplementary Terms
                Notice or the Security Trust Deed to be paid in priority to or pari passu with them) and that certificate shall be conclusive and binding upon the Trustee and the Offshore Noteholders. The
                Note Trustee shall have no liability to the Trustee, any
                Offshore Noteholder or any other person in relation to any such certificate or in relation to any delay or omission in providing such certificate. In giving any certificate relating to
                paragraph (a) of the relevant Condition 9, the Note Trustee may rely on any determination made by any independent accountants of recognised standing in Australia and any such determination shall be conclusive and binding on the Trustee and the Offshore
                Noteholders. The Trustee shall pay the Note Trustee all proper costs and expenses of providing the certificate at the times specified in the Supplementary Terms Notice.

        (r)     The Note Trustee shall not be bound to take any steps to
                ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the
                Note Trustee under this deed or by the Trustee under any of the
                Transaction Documents has happened or to monitor or supervise the observance and performance by the Trustee or any of the other parties thereto of their respective obligations thereunder and, until it shall have actual knowledge or express notice to the contrary the Note Trustee shall be entitled to assume that no such event, condition or act has happened and that the
                Trustee and each of the other parties thereto are observing and performing all their respective obligations thereunder.

        (s)     The Note Trustee shall not be responsible for recitals,
                statements, warranties or representations of any party (other than itself) contained in any Transaction Document or other document entered into in connection with it and shall assume its accuracy and correctness and (except with respect to itself) the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of that agreement or other document or any security constituted by them, and the Note Trustee may accept without enquiry, requisition or objection all title as the Trustee may have to any of the
                Mortgaged Property or as any other person may have to any other security charged from time to time to the Note Trustee and shall not be bound to investigate or make any enquiry in the title of the Trustee to any of the Mortgaged Property or the title of any other person to any other security charged from time to time to the Note Trustee whether or not any defect or failure might be, or might have been, discovered upon examination inquiry or investigation and whether or not capable of remedy.
                Notwithstanding the generality of the foregoing, each Offshore
                Noteholder is solely responsible for making its own independent appraisal of and investigation into the Trust and the Offshore
                Notes and the Note Trustee shall not at any time have any
                responsibility for the same and no Offshore Noteholder shall rely on the Note Trustee in that respect.

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        (t)     The Note Trustee shall not be liable for any failure, omission or defect in or filing or procuring registration or filing of or otherwise protecting or perfecting the Security Trust Deed or the Mortgaged Property or any other security or failure to call for delivery of documents of title to the Mortgaged Property or any other security or to require any further assurances in relation to any property or assets comprised in the Mortgaged
                Property or any other security.

        (u)     The Note Trustee shall not be obliged (whether or not directed to do so by the Offshore Noteholders) to direct the Security
                Trustee to perfect legal title to any Purchased Receivable if, in the opinion of the Note Trustee, that perfection would or might result in the Note Trustee becoming liable to or incurring any obligation to any Obligor under a Purchased Receivable and, in its opinion, there is or would be insufficient cash to
                discharge, in accordance with the provisions of the Security
                Trust Deed, that liability or obligations as and when they arise. Notwithstanding the generality of the foregoing, the Note
                Trustee shall have no responsibility or liability for the
                payment of any fees for the registration of the relevant
                Mortgages in Australia or for any related legal, administrative or other fees, costs and expenses (including, but not limited to, any proper disbursements and any goods and services tax or analogous value added tax). The Manager will provide to the Note
                Trustee such information and the Trustee will pay to the Note
                Trustee such costs as the Note Trustee reasonably considers necessary to make these determinations and, subject to clause
                29, the Trustee indemnifies the Note Trustee against any loss or damage suffered as a result of the Note Trustee incurring such an obligation.

        (v)     The Note Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by this deed, the Transaction Documents or the Offshore Notes (including the
                Conditions), except where expressly provided otherwise, have regard to the interests of the Offshore Noteholders.

        (w)     Without prejudice to the provisions of any Transaction Document, the Note Trustee shall not be under any obligation to insure any of the Mortgaged Property (or any other property) or any deeds or documents of title or other evidence relating to that
                property or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any loss, expense or liability which may be suffered by any person as a result of the lack of or inadequacy of any insurance.

        (x)     The Note Trustee shall not be responsible for any loss, expense or liability (including, without limitation, any decline in the value or loss realised upon any sale or disposition made under the Security Trust Deed) occasioned to the Mortgaged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collection Accounts, from time to time however caused (including any bank, broker,
                depository, warehouseman or other intermediary or any clearing system or its operator acting in accordance with or contrary to the terms of any of the Transaction Documents or otherwise), unless that loss is occasioned by the fraud, negligence or wilful default of the Note Trustee.

        (y)     The Note Trustee has no responsibility whatsoever to the Trustee or any Offshore Noteholder as regards any deficiency or
                additional payment, as the case may be, which might arise
                because the Note Trustee or the Trustee is subject to any Tax in respect of the

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                Mortgaged Property, the Security Trust Deed or any other
                security or any income or any proceeds from them.

        (z)     No provision of this deed requires the Note Trustee to do
                anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it has grounds to believe that repayment of those funds or adequate indemnity against that risk or liability is not assured to it.
                Without limitation nothing contained in this deed imposes any obligation on the Note Trustee to make any further advance to an
                Obligor or to borrow any moneys under a Transaction Document or to maintain, protect or preserve any moneys standing to the credit of the Collection Account.

        (aa)    The Note Trustee is not responsible (except as to itself) for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any of the Mortgages, Security
                Interests or other documents entered into in connection with them or any Mortgage Insurance Policy or any other document or any obligation or rights created or purported to be created by them or under them or any Security Interest or the priority constituted by or purported to be constituted by or pursuant to that Security Interest, nor shall it (except as to itself) be responsible or liable to any person because of any invalidity of any provision of those documents or the unenforceability of those documents, whether arising from statute, law or decision of any court and (without limitation) the Note Trustee shall not be responsible for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

                (i)     the nature, status, creditworthiness or solvency of any
                        Obligor or any other person or entity who has at any
                        time provided any security or support whether by way of
                        guarantee, Security Interest or otherwise in respect of
                        any advance made to any Obligor;

                (ii)    the execution, legality, validity, adequacy,
                        admissibility in evidence or enforceability of any
                        Mortgage or Loan or any other document entered into in
                        connection with them;

                (iii)   the title, ownership, value, sufficiency or existence of
                        any Land, Mortgaged Property or any Mortgage Insurance
                        Policy;

                (iv)    the registration, filing, protection or perfection of
                        any Mortgage or the priority of the security created
                        under a Mortgage whether in respect of any initial
                        advance or any subsequent advance or any other sums or
                        liabilities;

                (v)     the scope or accuracy of any representations, warranties
                        or statements made by or on behalf of any Obligor in any
                        application for any advance or in any Mortgage or Loan
                        or in any document entered into in connection with them;

                (vi)    the performance or observance by any Obligor or any
                        other person of any provisions of any Mortgage or Loan
                        or in any document entered into in connection with them
                        or the fulfilment or satisfaction of any conditions
                        contained in them or relating to them or as to the
                        existence or occurrence at any time of any default,
                        event of default or similar event contained in them or
                        any waiver or consent which has at any time been granted
                        in relation to any of the above;

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                (vii)   the existence, accuracy or sufficiency of any legal or
                        other opinions, searches, reports, certificates,
                        valuations or investigations delivered or obtained or
                        required to be delivered or obtained at any time in
                        connection with any Mortgage or Loan;

                (viii)  the title of the Trustee to any Mortgage, Loan or other
                        Mortgaged Property;

                (ix)    the suitability, adequacy or sufficiency of any
                        guidelines under which Loans are entered into or
                        compliance with those guidelines or compliance with any
                        applicable criteria for any further advances or the
                        legality or ability or enforceability of the advances or
                        the priority of the Mortgages in relation to the
                        advances;

                (x)     the compliance of any person with the provisions and
                        contents of and the manner and formalities applicable to
                        the execution of the Mortgages and Loans and any
                        documents connected with them or the making of any
                        advance intended to be secured by them or with any
                        applicable laws or regulations (including Consumer
                        Credit Legislation);

                (xi)    the failure of the Approved Seller, the Trustee, the
                        Servicer or the Manager to obtain or comply with the
                        Transaction Documents or any Authorisation in connection
                        with the origination, sale, purchase or administration
                        of any of the Mortgages or Loans or the making of any
                        advances in connection with them or the failure to
                        effect or procure registration of or to give notice to
                        any person in relation to or otherwise protect the
                        security created or purported to be created by or
                        pursuant to any of the Mortgages or Loans or other
                        documents entered into in connection with them;

                (xii)   the failure to call for delivery of documents of title
                        to or require any transfers, legal mortgages, charges or
                        other further assurances in relation to any of the
                        assets the subject matter of any of the Transaction
                        Documents or any other document;

                (xiii)  any accounts, books, records or files maintained by the
                        Approved Seller, the Servicer, the Trustee, the Manager
                        or any other person in respect of any of the Mortgages
                        or Loans; or

                (xiv)   any other matter or thing relating to or in any way
                        connected with any Mortgage or Loan or any document
                        entered into in connection with them whether or not
                        similar to the above.

        (bb)    The Note Trustee is not liable or responsible for any loss, cost, damages, expenses, liabilities or inconvenience which may result from anything done or omitted to be done by it in
                accordance with the provisions of this deed, any other
                Transaction Document or any other document or as a consequence of or in connection with it being held or treated as, or being deemed to be, a creditor, for the purposes of the Consumer
                Credit Legislation, in respect of any of the Mortgages.

        (cc)    The Note Trustee shall be entitled to call for and rely on a certificate or any letter of confirmation or explanation
                reasonably believed by it to be genuine, of the Approved Seller, the Servicer, the Trustee, the Manager, any Paying Agent, the
                Calculation Agent, any Designated Rating Agency or any other credit-rating agency in respect of every manner and circumstance for which a certificate or any letter of confirmation or
                explanation is expressly

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                provided for under this deed or in respect of the rating of the
                Offshore Notes or the Conditions and the Note Trustee is not
                bound in any such case to call for further evidence or be
                responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do.

        (dd)    In connection with any proposed modification, waiver,
                authorisation or determination permitted by this deed, the Note
                Trustee shall not have regard to the consequences thereof for individual Offshore Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular
                territory.

        (ee)    Except as otherwise provided in this deed or any other
                Transaction Document, the Note Trustee shall have no
                responsibility for the maintenance of any rating of the Offshore
                Notes by a Designated Rating Agency or any other credit-rating agency or any other person.

        (ff)    The Note Trustee shall be under no obligation to monitor or supervise the functions of the Servicer from time to time under the terms of the Servicing Agreement or any other person under any other Transaction Document, and is entitled, in the absence of actual knowledge of a breach of duty or obligation, to assume that the Servicer is properly performing its obligations in accordance with the provisions of the Servicing Agreement or that any other person is properly performing its obligations in accordance with each other Transaction Document, as the case may
                be.

        (gg)    The Note Trustee acknowledges that the Manager is responsible, under the Supplementary Terms Notice, for calculating all
                amounts referred to in clause 5 of the Supplementary Terms
                Notice (other than calculations required to be made by the
                Calculation Agent under the Agency Agreement) and the Note
                Trustee has no liability in respect of these calculations other than as a result of the fraud, negligence or wilful default of the Note Trustee.

        (hh)    Subject to clause 36.5, where there are any inconsistencies between any Statute regulating the Note Trust and the provisions of this deed, the provisions of this deed shall, to the extent allowed by law, prevail.

        (ii)    Subject to clause 36.5 and to the maximum extent permitted by law, any duty imposed on the Note Trustee under any Statute shall not apply to the Note Trustee unless and only to the extent that the relevant duty is expressly stated as applying to the Note Trustee in this deed.

13.4    NOTICE OF DEFAULTS

        (a)     If an Event of Default occurs and is subsisting and the Note
                Trustee has received notice of that Event of Default from the
                Trustee and the Manager, the Note Trustee shall mail to each
                Offshore Noteholder notice of the Event of Default within 90 days after receipt of such notice.

        (b)     Except in the case of a default in payment of principal of or interest on any Offshore Note (including payments pursuant to the mandatory redemption provisions of that Offshore Note), the
                Note Trustee may withhold the notice referred to in paragraph
                (a) if and so long as the board of directors, the executive committee or a trust committee in good faith determines that withholding the notice is in the interest of the Offshore
                Noteholders.

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14.     NOTE TRUSTEE'S LIABILITY

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        (a)     Subject to paragraph (b), the Note Trustee will have no
                liability under or in connection with this deed or any other
                Transaction Document (whether to the Offshore Noteholders, the
                Trustee, the Manager or any other person) other than to the extent to which the liability is able to be satisfied out of the assets of the Note Trust from which the Note Trustee is actually indemnified for the liability.

        (b)     The limitation in paragraph (a) will not apply to a liability of the Note Trustee to the extent that it is not satisfied because, under this deed or by operation of law, there is a reduction in the extent of the Note Trustee's indemnification as a result of the Note Trustee's fraud, negligence or wilful default. Nothing in this clause or any similar provision in any other Transaction
                Document limits or adversely affects the rights of the Note
                Trustee.

15.     DELEGATION BY NOTE TRUSTEE

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        (a)     The Note Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons for any period
                (whether exceeding one year or not) or indefinitely all or any of the trusts, powers and authorities vested in the Note Trustee by this deed and that delegation may be made upon any terms and subject to any conditions (including power to sub-delegate) and subject to any regulations as the Note Trustee may in the
                interests of the Offshore Noteholders think fit.

        (b)     If the Note Trustee exercises reasonable care in the selection of a delegate under paragraph (a), the Note Trustee shall not be required to supervise the actions of the delegate and shall, providing the Note Trustee and the delegate are not Related
                Bodies Corporate, not in any way be responsible for any loss incurred by reason of any fraud, negligence, misconduct or default on the part of any delegate or sub-delegate. The Note
                Trustee must within a reasonable time prior to any delegation or any renewal, extension or termination of any delegation give notice of it to the Trustee and the Designated Rating Agencies.

16.     EMPLOYMENT OF AGENT BY NOTE TRUSTEE

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        The Note Trustee may in the conduct of the Note Trust, instead of acting personally employ and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the Note Trust. If the Note Trustee exercises reasonable care in the selection of that agent, the Note Trustee shall not be required to supervise the actions of the agent and shall not in any way be responsible for any loss incurred by reason of any fraud, negligence, misconduct or default on the part of that agent.

        Any Note Trustee or the agent of the Note Trustee which is a banker, lawyer, accountant, broker or other person engaged in any profession or business is entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the Note Trust and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this deed including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, accountant, broker or other professional. Those charges will

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        be for the account of the Note Trustee unless agreed otherwise, who shall be reimbursed by the Trustee under clause 12.

17.     NOTE TRUSTEE CONTRACTING WITH TRUSTEE

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        Neither the Note Trustee nor any director or officer of a corporation acting as Note Trustee is by reason of its or their fiduciary position in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the
        Trustee or any other party to any of the Transaction Documents or any person or body corporate associated with the Trustee including any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring holding or dealing with the Offshore Notes or any of them, or any other bonds, stocks, shares, debenture stock, debentures, notes or other securities of the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Trustee or any other party to any of the Transaction
        Documents or any related person or body corporate or any other office of profit under the Trustee or any other party to any of the Transaction
        Documents or any related person or body corporate and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received by them or in connection with any of those arrangements.

18.     WAIVER

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        (a)     The Note Trustee may, without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time (but only if, and in so far as, in its opinion the interests of any of the Offshore Noteholders are not materially prejudiced), waive or authorise on any terms and subject to any conditions as it sees fit and proper:

                (i)     any breach or proposed breach by the Trustee or Manager
                        of any of the covenants or provisions contained in this
                        deed or in the Offshore Notes (including the Conditions)
                        or any other Transaction Document (as to which evidence
                        of a breach of one Offshore Note shall be deemed
                        evidence of a breach of all Offshore Notes in the Class
                        to which that Offshore Note belongs); or

                (ii)    determine that any condition, event or act which
                        constitutes, or which with the giving of notice, the
                        lapse of time or the issue of a certificate would
                        constitute, but for that determination, an Event of
                        Default shall not, or shall not subject to specified
                        conditions, be so treated for the purposes of this deed,

                but the Note Trustee shall not exercise any powers conferred on it by this clause in contravention of:

                (iii)   any express direction given in writing by holders of
                        Offshore Notes representing at least 75% of the
                        aggregate Invested Amount of the Offshore Notes;

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                (iv)    a request made by the Offshore Noteholders in accordance
                        with the relevant Condition 10; or

                (v)     clauses 36.4 or 37.2 of this deed,

                and shall at all times act in accordance with the requirements of the TIA.

                No direction or request shall affect any waiver, authorisation or determination previously given or made.

        (b)     Any waiver, authorisation or determination under this clause is binding on the Offshore Noteholders and if, but only if, the
                Note Trustee so requires, shall be notified by the Trustee to the Offshore Noteholders in accordance with the relevant
                Condition 12 as soon as practicable.

19.     AMENDMENT

--------------------------------------------------------------------------------

19.1    APPROVAL

        The Note Trustee, the Manager and the Trustee may, following giving notice to each Designated Rating Agency, by way of supplemental deed alter, add to or modify this deed (including this clause 19), the
        Conditions (subject to the relevant Condition 13) and this clause or any Transaction Document so long as that alteration, addition or modification is:

        (a)     to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

        (b)     in the opinion of the Note Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Agency;

        (c)     in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, without
                limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an
                amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental
                announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

        (d)     in the opinion of the Note Trustee not materially prejudicial to the interests of the Offshore Noteholders as a whole or any
                Class of Offshore Noteholder,

        and in the manner, and to the extent, permitted by the Transaction
        Documents.

        For the avoidance of doubt, the Note Trustee shall be entitled to rely conclusively on, and shall not be liable to any person for such reliance on, an Opinion of Counsel in connection with any alteration, addition or modification under sub-paragraphs (b) to (d) (inclusive) above.

19.2    EXTRAORDINARY RESOLUTION OF OFFSHORE NOTEHOLDERS

        Subject to clause 37.2, where in the opinion of the Note Trustee a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 19.1,

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        is materially prejudicial or likely to be materially prejudicial to the interest of Offshore Noteholders as a whole or any Class of Offshore
        Noteholders, the Note Trustee, the Manager and the Trustee may make that alteration, addition or modification (subject to the TIA (if applicable)) only if sanctioned in writing by holders of at least 75% of the aggregate Invested Amount of the Offshore Notes (an EXTRAORDINARY
        RESOLUTION).

19.3    DISTRIBUTION OF AMENDMENTS

        The Manager shall distribute to all Offshore Noteholders and each
        Designated Rating Agency a copy of any amendments made under clause 19.1 or 19.2 under relevant Condition 12 as soon as reasonably practicable after the amendment has been made.

19.4    AMENDMENTS BINDING

        Any amendment under this clause is binding on the Offshore Noteholders.

19.5    CONFORMITY WITH TIA

        Every amendment of this deed executed pursuant to this clause 19 which affects the Class A-1 Notes or the Class A-1 Noteholders shall conform to the requirements of the TIA as then in effect so long as this deed shall then be qualified under the TIA.

20.     OFFSHORE NOTEHOLDERS

--------------------------------------------------------------------------------

20.1    ABSOLUTE OWNER

        (a)     The Trustee, the Manager, the Security Trustee, the Note Trustee
                and any Paying Agent may treat the registered holders of any
                Definitive Note as the absolute owner of that Definitive Note
                (whether or not that Definitive Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or trust or other
                interest in it) for the purpose of making payment and for all purposes and none of the Trustee, the Manager, the Security
                Trustee, the Note Trustee or the Paying Agents is affected by any notice to the contrary.

        (b)     So long as the Offshore Notes, or any of them, are represented by a Book-Entry Note, the Trustee, the Manager, the Note Trustee
                and any Paying Agent may treat the person for the time being shown in the records of the relevant Clearing Agency as the holder of any Offshore Note as the absolute owner of that
                Offshore Note and the Trustee, the Manager, the Note Trustee and
                the Paying Agents are not affected by any notice to the
                contrary, but without prejudice to the entitlement of the
                registered holder of the Book-Entry Note to be paid principal and interest on the Book-Entry Note in accordance with its terms. Without limitation, notices to Offshore Noteholders may be given by:

                (i)     in the case of the Class A-1 Noteholders, delivery of
                        the relevant notice to the relevant Clearing Agency for
                        the Class A-1 Notes as the holder of the relevant Class
                        A-1 Notes for communication by them to entitled account
                        holders in substitution for publication as required by
                        the relevant Conditions; or

                (ii)    in the case of the Class A-2 Noteholders, delivery of
                        the relevant notice to Euroclear or Clearstream,
                        Luxembourg for communication by them to entitled

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                        account holders in substitution for publication as
                        required by the relevant Conditions.

        (c)     Provided the Trustee pays the relevant Noteholder in accordance with the Transaction Documents, such Noteholder shall have no claim directly against the Trustee, the Note Trustee or the
                Principal Paying Agent in respect of payment due on the Offshore
                Notes for so long as the Offshore Notes are represented by a
                Book Entry Note and the relevant obligations of the Trustee will be discharged by payment to the registered holder of the Book
                Entry Note in respect of each amount so paid.

        (d)     All payments made to any person treated as the owner of an
                Offshore Note under this clause (or, in the case of a Book-Entry
                Note, to or to the order of the registered holder of that
                Book-Entry Note) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon that Offshore Note.

        (e)     Any instalment of interest or principal, payable on any Offshore
                Note which is punctually paid or duly provided for by the
                Trustee to the Paying Agent on the applicable Payment Date or
                Maturity Date shall be paid to the person in whose name such
                Offshore Note is registered on the Record Date, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to clause 3.3 or clause 3.4, with respect to Offshore Notes registered on the
                Record Date in the name of the nominee of the Clearing Agency
                (initially, such nominee to be the Common Depository), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final instalment of principal payable with respect to such Offshore
                Note on a Payment Date or Maturity Date (and except for the redemption for any Offshore Note called for redemption pursuant to the relevant Condition 5 which shall be payable as provided in paragraph (f).

        (f)     The principal of each Offshore Note shall be payable on each
                Payment Date and the Final Maturity Date as set forth in the relevant Conditions. The Principal Paying Agent shall notify the person in whose name an Offshore Note is registered at the close of business on the Record Date preceding the Payment Date, of the date on which the Trustee expects that the final instalment of principal and interest on such Offshore Note will be paid.
                Such notice shall be mailed or transmitted by facsimile prior to such Final Maturity Date and shall specify that such final instalment will be payable only upon presentation and surrender of such Offshore Note and shall specify the place where such
                Offshore Note may be presented and surrendered for payment of such instalment. Notices in connection with redemptions of
                Offshore Notes shall be mailed to Offshore Noteholders as
                provided in clause 26.1.

20.2    CLEARING AGENCY CERTIFICATE

        The Trustee, the Manager, the Security Trustee and the Note Trustee may
        call for and shall be at liberty to accept and place full reliance on as sufficient evidence a certificate or letter or confirmation signed on behalf of any Clearing Agency or any form of record made by either of them to the effect that at any particular time or throughout any particular period any particular person is, was, or will be, shown in its records as entitled to a particular interest in a Book-Entry Note.

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21.     CURRENCY INDEMNITY

--------------------------------------------------------------------------------

        Subject to this deed including clause 29, the Trustee indemnifies the
        Note Trustee, the Offshore Noteholders and keeps them indemnified against:

        (a)     any loss or damage incurred by any of them arising from the non-payment by the Trustee of any US$ or Euro amount due to the
                Note Trustee or the relevant Offshore Noteholders under this deed or the relevant Offshore Notes by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect of that payment, which amount is expressed in a currency other than US$ or Euros, and under which the Note Trustee or the
                Offshore Noteholders do not have an option to have that judgment or order expressed in US$ or Euros (as the case may be), and those prevailing at the date of actual payment by the Trustee;
                and

        (b)     any deficiency arising or resulting from any variation in rates of exchange between:

                (i)     the date (if any) as of which the non-US$ or non-Euro
                        (as the case may be) currency equivalent of the US$ or
                        Euro (as the case may be) amounts due or contingently
                        due under this deed (other than this clause) or in
                        respect of the relevant Offshore Notes is calculated for
                        the purposes of any bankruptcy, insolvency or
                        liquidation of the Trustee; and

                (ii)    the final date for ascertaining the amount of claims in
                        that bankruptcy, insolvency or liquidation provided that
                        in that bankruptcy, insolvency or liquidation claims are
                        required to be made in a currency other than US$ or
                        Euros (as the case may be).

                The amount of that deficiency shall not be reduced by any
                variation in rates of exchange occurring between that final date and the date of any distribution of assets in connection with that bankruptcy, insolvency or liquidation.

        (c)     The indemnities in this clause are obligations of the Trustee separate and independent from its obligations under the Offshore
                Notes and apply irrespective of any time or indulgence granted by the Note Trustee or the Offshore Noteholders from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Trustee for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the Offshore Notes. Any deficiency will constitute a loss suffered by the Offshore Noteholders and no proof or
                evidence of any actual loss shall be required by the Trustee or its liquidator.

22.     NEW NOTE TRUSTEES

--------------------------------------------------------------------------------

22.1    APPOINTMENT BY TRUSTEE

        The Trustee may, at the direction of the Manager, at any time appoint a new Note Trustee of this deed who has previously been approved by an
        Extraordinary Resolution of the Offshore Noteholders. One or more persons may hold office as Note Trustee or Note Trustees but that Note
        Trustee or those Note Trustees must be or include a Trust Corporation.
        Whenever there are more than two Note Trustees the majority of those
        Note Trustees are competent to execute and exercise all

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        the duties, powers, trusts, authorities and discretions vested in the
        Note Trustee by this deed if a Trust Corporation is included in that majority.

22.2    APPOINTMENT BY NOTE TRUSTEE

        (a)     The Note Trustee may, on 30 days prior written notice to the
                Trustee and Manager, appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate Note Trustee or as a co-Note Trustee
                jointly with the Note Trustee:

                (i)     if the Note Trustee considers that appointment to be in
                        the interests of the Offshore Noteholders;

                (ii)    for the purposes of conforming to any legal
                        requirements, restrictions or conditions in any
                        jurisdiction in which any particular act or acts is or
                        are to be performed; or

                (iii)   for the purposes of obtaining a judgment in any
                        jurisdiction or the enforcement in any jurisdiction of
                        either a judgment already obtained or any of the
                        provisions of this deed against the Trustee.

        (b)     Subject to the provisions of this deed, a person appointed under paragraph (a) has all trusts, rights, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this deed) and all duties and obligations conferred or
                imposed by the instrument of appointment.

        (c)     Subject to this deed, all trusts, rights, powers, authorities, discretions, duties and obligations conferred or imposed upon the Note Trustee shall be conferred or imposed upon and
                exercised or performed by the Note Trustee and a person
                appointed under paragraph (a) jointly (it being understood that such separate Note Trustee or co-Note Trustee is not authorised to act separately without the Note Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Note
                Trustee shall be incompetent or unqualified to perform such act or acts, in which event such trusts, rights, powers,
                authorities, discretions, duties and obligations shall be
                exercised and performed solely by such separate Note Trustee or co-Note Trustee, but solely at the direction of the Note
                Trustee.

        (d)     The Note Trustee may remove or accept the resignation or
                retirement of any person appointed under this clause. The
                reasonable remuneration of any person appointed under this clause together with any costs, charges and expenses properly incurred by it in performing its function as Note Trustee or co-Note Trustee will be costs, charges and expenses incurred by the Note Trustee under this deed, which shall be reimbursed by the Trustee under clause 12.

22.3    NOTICE

        (a)     The Trustee shall notify the Principal Paying Agent of any appointment of a new Note Trustee or any retirement or
                resignation or removal of an existing Note Trustee of this deed as soon as practicable after becoming aware of that appointment, retirement or removal in accordance with the relevant Condition
                12.

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        (b)     The Note Trustee shall notify each Designated Rating Agency and the Offshore Noteholders of any appointment of a new Note
                Trustee or its retirement or removal as soon as practicable.

23.     NOTE TRUSTEE'S RETIREMENT AND REMOVAL

-------------------------------------------------------------------------------

23.1    REMOVAL BY TRUSTEE

        The Trustee (or the Manager on its behalf after informing the Trustee of its intention to do so) may at any time terminate the appointment of the Note Trustee by giving written notice to that effect to each
        Designated Rating Agency and the Note Trustee with effect immediately on that notice, if any of the following occurs in relation to the Note
        Trustee:

        (a)     an Insolvency Event has occurred in relation to the Note
                Trustee;

        (b)     the Note Trustee has ceased its business;

        (c)     the Note Trustee fails to comply with any of its obligations under any Transaction Document and such failure has had or, if continued, will have, a Material Adverse Effect (as determined by the Trustee), and, if capable of remedy, the Note Trustee does not remedy that failure within 14 days after the earlier of:

                (i)     the Note Trustee becoming aware of that failure; and

                (ii)    receipt by the Note Trustee of a written notice with
                        respect thereto from either the Trustee or the Manager;
                        or

        (d)     the Note Trustee fails to satisfy any obligation imposed on it under the TIA with respect to the Trust or this deed or comply with clause 23.6.

23.2    REMOVAL BY OFFSHORE NOTEHOLDERS

        The Offshore Noteholders may resolve by written consent of the holders of at least 75% of the aggregate Invested Amount of all the Offshore
        Notes to require the Trustee to remove the Note Trustee or Note
        Trustees for the time being of this deed.

23.3    RESIGNATION

        (a)     Subject to this clause 23, the Note Trustee may resign its appointment under this deed at any time by giving to the
                Trustee, the Manager, the Security Trustee and each Designated
                Rating Agency not less than 3 months written notice to that effect which notice shall expire not less than 30 days before any due date for payment of any Class of Offshore Notes.

        (b)     Notwithstanding paragraph (a), the Note Trustee shall not resign its appointment under this deed until a successor Note Trustee meeting the requirements set forth in clause 23.4 has been appointed and has accepted its appointment as Note Trustee under this deed as provided in clause 23.5.

        (c)     Subject to this deed, if a successor Note Trustee has not
                accepted its appointment within 30 days after:

                (i)     the Note Trustee has given notice of its resignation in
                        accordance with paragraph (a); or

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                (ii)    the removal of the Note Trustee under clause 23.1 or
                        23.2,

                the Note Trustee may petition (the cost of which shall be an
                Expense of the Trust) any court of competent jurisdiction for the appointment of a successor Note Trustee.

        (d)     The costs of the resignation of the Note Trustee under this clause 23.3, or of the removal of the Note Trustee under clause
                23.2, will be an Expense of the Trust.

23.4    TRUST CORPORATION

        Each of the Trustee and the Manager undertakes that if the only Note
        Trustee which is a Trust Corporation retires, resigns or is removed it will use its reasonable endeavours to appoint a new Note Trustee which is a Trust Corporation as soon as reasonably practicable. The retirement, resignation or removal of any Note Trustee shall not become effective until a successor Note Trustee which is a Trust Corporation is appointed. The Manager must assist the Trustee to appoint a new Note
        Trustee of this deed. If the Trustee fails to appoint a new Note Trustee within three months from such retirement, resignation or removal, the
        Note Trustee shall be entitled to appoint a new Note Trustee which is a
        Trust Corporation and such appointment shall be deemed to have been made under clause 22.2 of this deed.

23.5    SUCCESSOR TO NOTE TRUSTEE

        (a)     On the execution by the Trustee, the Manager and any successor
                Note Trustee of an instrument effecting the appointment of that successor Note Trustee, that successor Note Trustee shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and the
                Transaction Documents and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and
                disbursements then unpaid (if any), shall have no further
                liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

        (b)     Any corporation:

                (i)     into which the Note Trustee is merged;

                (ii)    with which the Note Trustee is consolidated;

                (iii)   resulting from any merger or consolidation to which the
                        Note Trustee is a party;

                (iv)    to which the Note Trustee sells or otherwise transfers
                        all or substantially all the assets of its corporate
                        trust business,

                shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or
                document or any further act on the part of the parties to this deed, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this deed to the
                Note Trustee shall be references to that corporation.

        (c)     If no other person can be found to act as Note Trustee, the
                Offshore Noteholders may elect a Note Trustee from among the holders of the Offshore Notes.

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23.6    ELIGIBILITY; DISQUALIFICATION

        (a)     The Note Trustee shall at all times satisfy the requirements of section 310(a) of the TIA.

        (b)     The Note Trustee shall have a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of
                condition.

        (c)     The Note Trustee shall comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the Trustee are outstanding shall be excluded from the operation of section 310(b)(1) of the TIA for the purposes of paragraph (b) if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

24.     NOTE TRUSTEE'S POWERS ADDITIONAL

-------------------------------------------------------------------------------

        The powers conferred upon the Note Trustee by this deed shall be in addition to any powers which may from time to time be vested in the Note
        Trustee by the general law or as a holder of any of the Offshore Notes.

25.     SEVERABILITY OF PROVISIONS

-------------------------------------------------------------------------------

        Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed nor affect the validity or enforceability of that provision in any other jurisdiction.

26.     NOTICES

-------------------------------------------------------------------------------

26.1    GENERAL

        All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

        (a)     must be in writing;

        (b)     must be signed by an Authorised Signatory of the sender; and

        (c)     subject to paragraph (d), will be taken to be duly given or made:

                (i)     (in the case of delivery in person or by post) when
                        delivered, received or left at the address of the
                        recipient shown in clause 26.2 or to any other address
                        which may have been notified to the sender under this
                        clause 26; and

                (ii)    (in the case of facsimile transmission) on receipt of a
                        transmission report confirming successful transmission
                        to the number shown in clause 26.2 or any other number
                        notified by the recipient to the sender under this
                        clause 26,

                but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on

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                which business is generally carried on in that place. Any party may by notice to each party change its address and facsimile under this clause 26.1.

        (d)     For the purposes of paragraph (c), all notices, requests,
                demands, consents, approvals, agreements or other communications to the Note Trustee, Principal Paying Agent, any Note Registrar
                or the Calculation Agent must be given or made by facsimile transmission.

26.2    DETAILS

        The address and facsimile of each person to whom notices may be sent at the date of this deed are as follows:

        THE TRUSTEE

        PERPETUAL TRUSTEES CONSOLIDATED LIMITED

        Level 12 Angel Place
        123 Pitt Street
        Sydney, New South Wales 2000
        Australia

        Tel:            612 9229 9000
        Fax:            612 9221 7870
        Attention:      Manager, Securitisation

        THE MANAGER

        CRUSADE MANAGEMENT LIMITED

        Level 11
        55 Market Street
        SYDNEY NSW 2000
        AUSTRALIA

        Tel:            612 9320 5605
        Fax:            612 9320 5785

        Attention:      Executive Manager, Securitisation

        THE PRINCIPAL PAYING AGENT

        THE BANK OF NEW YORK

        IN RELATION TO THE CLASS A-1 NOTES, CLASS A-1 NOTEHOLDERS AND CLASS A-1
        NOTE OWNERS:

        101 Barclay Street, Floor 21 West, New York, New York 10286, United
        States of America

        Fax:            +1 212 815 5802/5803
        Attention:      Global Trust Services

        IN RELATION TO THE CLASS A-2 NOTES, CLASS A-2 NOTEHOLDERS AND CLASS A-2
        NOTE OWNERS:

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        48th Floor, 1 Canada Square, London E14 5AL, United Kingdom

        Fax:            +44 2079646399
        Attention:      Global Trust Services

        THE CALCULATION AGENT

        THE BANK OF NEW YORK

        48th Floor, 1 Canada Square, London E14 5AL, United Kingdom

        Fax:            +44 2079646399
        Attention:      Global Trust Services

        THE NOTE TRUSTEE

        THE BANK OF NEW YORK

        101 Barclay Street, Floor 21 West, New York, New York 10286, United
        States of America

        Fax:            +1 212 815 5802/5803
        Attention:      Global Trust Services

        THE SECURITY TRUSTEE

        P.T. LIMITED

        Level 12 Angel Place
        123 Pitt Street
        SYDNEY, NSW 2000
        Australia

        Tel:            612 9229 9000
        Fax:            612 9221 7870

        Attention:      Manager, Securitisation

27.     GOVERNING LAW AND JURISDICTION

--------------------------------------------------------------------------------

        (a)     Subject to paragraph (b), this deed and the Note Trust are governed by the law of New South Wales, Australia. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

        (b)     The administration of the Note Trust, including the exercise of the Note Trustee's powers under clause 13 of this deed, is governed by the law of the State of New York and in the event of any inconsistency between the operation of the law of New South
                Wales, Australia and the law of the State of New York in respect of the application of those powers, the law of the State of New
                York will prevail to the extent of the inconsistency.

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        (c)     Any provisions in this deed relating to the majority required for resolutions of the Voting Mortgagees, including clause
                7.1(b)(i), are governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

28.     COUNTERPARTS

--------------------------------------------------------------------------------

        This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

29.     LIMITED RECOURSE

--------------------------------------------------------------------------------

29.1    GENERAL

        Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this deed.

29.2    LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

        (a)     This deed applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity (except where the
                Transaction Documents provide otherwise). Subject to paragraph
                (c) below, a liability arising under or in connection with this deed or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the
                liability. This limitation of the Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed or the Trust.

        (b)     Subject to paragraph (c) below, no person (including any
                Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the
                appointment of a receiver (except under the Security Trust
                Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

        (c)     The provisions of this clause 29.2 shall not apply to any
                obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by
                operation of law there is a reduction in the extent of the
                Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or
                Default.

        (d)     It is acknowledged that the Relevant Parties are responsible under this deed or the other Transaction Documents for
                performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this deed) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant
                Party or any person who has been delegated or appointed by the
                Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

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        (e)     In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this deed or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

        (f)     In this clause, RELEVANT PARTY means each of the Manager, the
                Servicer, the Custodian, the Calculation Agent, each Paying
                Agent, the Note Trustee, each Note Registrar and the provider of any Support Facility.

        (g)     Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

29.3    UNRESTRICTED REMEDIES

        Nothing in clause 29.2 or 29.4 limits any party in:

        (a)     obtaining an injunction or other order to restrain any breach of this deed by any party;

        (b)     obtaining declaratory relief; or

        (c)     relation to its rights under the Security Trust Deed or this deed.

29.4    RESTRICTED REMEDIES

        Except as provided in clause 29.3, no party shall:

        (a)     (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

        (b)     (STATUTORY DEMAND) issue any demand under section 459E(1) of the
                Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

        (c)     (WINDING UP) apply for the winding up or dissolution of the
                Trustee;

        (d)     (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

        (e)     (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

        (f)     (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

        (g)     (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

        or take proceedings for any of the above and each party waives its rights to make those applications and take those proceedings.

30.     SUCCESSOR TRUSTEE

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        The Note Trustee shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the Master Trust Deed to become the Trustee under this deed.

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31.     REIMBURSEMENT FOR THE COST OF INDEPENDENT ADVICE

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        Where the Note Trustee is required to express an opinion or make a determination or calculation under this deed or the other Transaction
        Documents, the Note Trustee may appoint or engage such independent advisors including any of the persons referred to in clause 13(a) as the
        Note Trustee reasonably requires to assist in the giving of that opinion or the making of that determination or calculation and any costs and expenses properly incurred by and payable to those advisors will be reimbursed to the Note Trustee by the Trustee or if another person is expressly stated in the relevant provision in a Transaction Document, that person.

32.     NO LIABILITY

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        Without limitation the Note Trustee shall not be liable (subject to the mandatory requirements of the TIA) for:

        (a)     any decline in the value or loss realised upon any sale or other dispositions made under the Security Trust Deed of any Mortgaged
                Property or any other property charged to the Security Trustee by any other person in respect of or relating to the obligations of any person in respect of the Trustee or the Secured Moneys
                (as defined in the Security Trust Deed) or relating in any way to the Mortgaged Property;

        (b)     any decline in value directly or indirectly arising from the
                Note Trustee acting or failing to act as a consequence of an opinion reached by it; or

        (c)     any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, the Mortgaged
                Property or any deeds or documents of title thereto being
                uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operator or by any person on behalf of the Security Trustee or the Note Trustee,

        except for the fraud, negligence, or wilful default of the Note Trustee.

33.     INFORMATION MEMORANDUM

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        The Note Trustee has no responsibility for any statement or information in or omission from any information memorandum, prospectus, offering circular, advertisement, circular or other document issued by or on behalf of the Trustee or Manager, including in connection with the issue of Offshore Notes. Neither the Trustee nor the Manager may publish or permit to be published any such document in connection with the offer of
        Offshore Notes or an invitation for subscriptions for Offshore Notes containing any statement which makes reference to the Note Trustee without the prior written consent of the Note Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Note Trustee is not required to take into account the interests of the Noteholders.

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34.     NOTE TRUSTEE'S LIMITED LIABILITY

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        Without prejudice to any indemnity allowed by law or elsewhere in this deed given to the Note Trustee, it is expressly declared as follows:

34.1    RELIANCE ON CERTIFICATE

        (a)     The Note Trustee shall be entitled to call for and rely on a certificate or any letter of confirmation or explanation
                reasonably believed by it to be genuine, of the Trustee, the
                Manager, any Paying Agent, the Calculation Agent or any
                Designated Rating Agency in respect of every manner and
                circumstance for which a certificate or any letter of
                confirmation or explanation is expressly provided for under this deed or in respect of the rating of any of the Offshore Notes or the relevant Conditions and the Note Trustee is not bound in any such case to call for further evidence.

        (b)     The Note Trustee shall not incur any liability as a result of relying upon the authority, validity, due authorisation of, or the accuracy of any information contained in any notice,
                resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document or communication
                (including any of the above submitted or provided by the
                Manager, by the Trustee or by an Offshore Noteholder) if the
                Note Trustee is entitled, under clause 34.2 to assume such authenticity, validity, due authorisation or accuracy.

        (c)     In preparing any notice, certificate, advice or proposal the
                Note Trustee shall be entitled to assume, unless it is actually aware to the contrary, that each person under any Authorised
                Investment, Support Facility, Receivable, Receivable Security,
                Related Securities, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to the Trust, will perform their obligations under those
                documents in full by the due date and otherwise in accordance with their terms.

34.2    NOTE TRUSTEE'S RELIANCE ON MANAGER, SECURITY TRUSTEE, TRUSTEE OR
        SERVICER

        (a)     (AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Whenever any
                certificate, notice, proposal, direction, instruction, document or other communication is to be given to the Note Trustee, the
                Note Trustee may assume:

                (i)     the authenticity and validity of any signature in any
                        such document and that such document has been duly
                        authorised; and

                (ii)    the accuracy of any information contained in any such
                        documents,

                in either case unless the officers of the Note Trustee
                responsible for the administration of the Note Trust are
                actually aware to the contrary.

        (b)     (NOTE TRUSTEE NOT LIABLE FOR LOSS) The Note Trustee shall not be responsible for any loss arising from any forgery or lack of authenticity or any act, neglect, mistake or discrepancy of the
                Manager, the Security Trustee, Trustee or the Servicer or any
                officer, employee, agent or delegate of the Manager, the
                Security Trustee, the Trustee or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Note Trustee responsible

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                for the administration of the Note Trust are not actually aware of such forgery, lack of authenticity or validity, act, neglect, mistake or discrepancy.

34.3    COMPLIANCE WITH LAWS

        The Note Trustee shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any applicable present or future law of any place or any applicable ordinance, rule, regulation or by law or of any applicable decree, order or judgment of any competent court or other tribunal, the
        Note Trustee shall be prohibited from doing or performing.

34.4    RELIANCE ON EXPERTS

        The Note Trustee may rely on and act on the opinion or statement or certificate or advice of or information obtained from the Security
        Trustee, the Servicer, the Trustee, barristers or solicitors (whether instructed by the Note Trustee or not), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Note Trustee shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information except to the extent of losses, costs, claims or damages caused by the Note Trustee's fraud, negligence or wilful default.

34.5    OVERSIGHTS OF OTHERS

        Having regard to the limitations on the Note Trustee's duties, powers, authorities and discretions under this deed, the Note Trustee shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgement, forgetfulness or want of prudence on the part of any person or agent appointed by the Note Trustee or on whom the Note
        Trustee is entitled to rely under this deed (other than a Related Body
        Corporate), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the Note Trustee except to the extent of losses, costs, claims or damages caused by the Note
        Trustee's fraud, negligence or wilful default, provided that nothing in this deed or any other Transaction Document imposes any obligations on the Note Trustee to review or supervise the performance by any other party of its obligations.

34.6    POWERS, AUTHORITIES AND DISCRETIONS

        Except as otherwise provided in this deed and in the absence of fraud, negligence, or wilful default, the Note Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

34.7    IMPOSSIBILITY OR IMPRACTICABILITY

        If for any reason whatsoever it becomes impossible or impracticable for the Note Trustee to carry out any or all of the provisions of this deed or any other Transaction Document, the Note Trustee shall not be under any liability and, except to the extent of its own fraud, negligence or wilful default, nor shall it incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by it or its officers, employees, agents or delegates.

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34.8    LEGAL AND OTHER PROCEEDINGS

        (a)     (INDEMNITY FOR LEGAL COSTS) The Note Trustee or the Offshore
                Noteholders acting under clause 6.5 (as the case may be) (each an INDEMNIFIED PARTY) shall be indemnified by the Trustee
                (subject to clause 29) for all legal costs and disbursements on a full indemnity basis and all other costs, disbursements, outgoings and expenses incurred by the Indemnified Party in connection with:

                (i)     the enforcement or contemplated enforcement of, or
                        preservation of rights under;

                (ii)    without limiting the generality of paragraph (i) above,
                        the initiation, defence, carriage and settlement of any
                        action, suit, proceeding or dispute in respect of; and

                (iii)   obtaining legal advice or opinions concerning or
                        relating to the interpretation or construction of,

                this deed or any other Transaction Document or otherwise under or in respect of the Note Trust Deed provided that in relation to the matters referred to in paragraph (i) or (ii) only, the
                Indemnified Party shall only be so indemnified by the Trustee if:

                (iv)    the basis upon which any of those costs, disbursements,
                        outgoings and expenses will be incurred has been
                        approved in advance by the written consent of the
                        holders of at least 75% of the aggregate Invested Amount
                        of the Offshore Notes; or

                (v)     the Indemnified Party reasonably considers the incurring
                        of those costs, disbursements, outgoings and expenses to
                        be necessary.

        (b)     (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC) The Indemnified
                Party shall be entitled to claim in respect of the above
                indemnity from the Trustee for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall immediately repay to the Trust the amount
                previously paid by the Trustee to it in respect of that
                indemnity.

34.9    NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

        Except to the extent caused by the fraud, negligence or wilful default on the Note Trustee's part or on the part of any of its officers or employees, or any agents or delegate, sub-agent, sub-delegate employed by the Note Trustee in accordance with this deed (and where this deed provides that the Note Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, the Note Trustee shall not be liable for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any Offshore Noteholder or any other person or for any loss howsoever caused in respect of any of the Trust or to any
        Offshore Noteholder or other person.

        The Note Trustee is not obliged to take any action under this deed unless it is indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses it may incur in doing so, to the extent permitted by law.

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34.10   FURTHER LIMITATIONS ON NOTE TRUSTEE'S LIABILITY

        Subject to clause 34.2, the Note Trustee shall not be liable:

        (a)     for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other
                Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or
                omission, by the Note Trustee, or any of its officers or
                employees, or any agent, delegate, sub-agent, sub-delegate employed by the Note Trustee in accordance with this deed (and where this deed provides that the Note Trustee is liable for the acts or omissions of any such person) to carry out any
                transactions contemplated by this deed, constitutes fraud, negligence or wilful default;

        (b)     for any losses, costs, damages or expenses caused by its acting
                (in circumstances where this deed requires it to act or
                contemplates that it may so act) on any instruction or direction given to it by:

                (i)     any Offshore Noteholder under this deed, any other
                        Transaction Document or any other document;

                (ii)    by any person under a Support Facility, Receivable or
                        Receivable Security,

                except to the extent that it is caused by the fraud, negligence or wilful default of the Note Trustee, or any of its officers or employees, or an agent or delegate employed by the Note Trustee in accordance with this deed to carry out any transactions contemplated by this deed;

        (c)     for any Manager's Default, Servicer Transfer Event or Title
                Perfection Event;

        (d)     without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Servicer in relation to its servicing duties or its
                obligations under the Servicing Agreement;

        (e)     without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Custodian in relation to its custodial duties or its
                obligations under the Custodian Agreement;

        (f)     without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Security Trustee in relation to its obligations under the
                Transaction Documents;

        (g)     without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of a
                Paying Agent in relation to its obligations under the
                Transaction Documents;

        (h)     without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Calculation Agent in relation to its obligations under the
                Transaction Documents;

        (i)     for the failure of a person to carry out an agreement with the
                Note Trustee in connection with the Trust; or

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        (j)     for any losses, costs, liabilities or expenses caused by the
                Note Trustee's failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Manager, the Trustee, Security Trustee or the
                Servicer,

        except, in the case of paragraphs (c) to (j) (inclusive), to the extent that it is caused by the fraud, negligence or wilful default of the Note
        Trustee.

        Nothing in this clause 34.10 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Note Trustee to supervise the Manager or the Security Trustee in the performance of the Manager's or the Security Trustee's functions and duties, and the exercise by the Manager or the Security Trustee of its discretions.

34.11   CONFLICTS

        (a)     (NO CONFLICT) Nothing in this deed shall prevent the Note
                Trustee (subject to clause 13.1 and section 311 of the TIA), the
                Trustee, the Manager, the Security Trustee or any Related
                Corporation or Associate of any of them or their directors or other officers (each a RELEVANT PERSON) from:

                (i)     subscribing for purchase, holding, dealing in or
                        disposing of any Offshore Notes;

                (ii)    entering into any financial, banking, development,
                        insurance, agency, broking or other transaction with, or
                        providing any advice or services for the Trust and
                        receiving compensation for such services; or

                (iii)   being interested in any such contract or transaction or
                        otherwise at any time contracting or acting in any
                        capacity as representative or agent.

                provided that notwithstanding anything else in this deed to the contrary, the Note Trustee agrees that it shall not offer or provide credit enhancement to the Trust.

        (b)     (NOT LIABLE TO ACCOUNT) A Relevant Person shall not be in any way liable to account to any Offshore Noteholder or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above.

        (c)     (FIDUCIARY RELATIONSHIP) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of its business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to any Offshore Noteholder or any other person for any profits arising from any such contracts, transactions or offices.

34.12   INFORMATION

        Except for notices and other documents and information (if any)
        expressed to be required to be furnished to any person by the Note
        Trustee under this deed or any other Transaction Document, the

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        Note Trustee shall not have any duty or responsibility to provide any person (including any Offshore Noteholder) with any credit or other information concerning the affairs, financial condition or business of the Trust.

34.13   INVESTIGATION BY NOTE TRUSTEE

        Each Noteholder acknowledges that:

        (a)     the Note Trustee has no duty, and is under no obligation, to investigate whether a Manager's Default, Servicer Transfer Event or Title Perfection Event has occurred in relation to the Trust other than where it has actual notice; and

        (b)     in making any determination, the Note Trustee may seek and rely on advice given to it by its advisors in a manner contemplated by this deed.

35.     NOTEHOLDERS' LISTS AND REPORTS

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35.1    PROVISION OF INFORMATION

        The Trustee (or the Manager on its behalf) will furnish or cause to be furnished to the Note Trustee:

        (a)     every six months (with the first six month period commencing on the Closing Date) (each such date being a NOTICE DATE), a list, in such form as the Note Trustee may reasonably require, of the names and addresses of the Offshore Noteholders as of the Record
                Date immediately preceding that Notice Date; and

        (b)     at such other times as the Note Trustee may request in writing, within 30 days after receipt by the Manager with a copy provided to the Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished,

        provided that so long as:

        (c)     the Note Trustee is each Note Registrar; or

        (d)     the Offshore Notes are Book-Entry Notes,

        no such list shall be required to be furnished.

35.2    PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS

        (a)     The Note Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Offshore
                Noteholders contained in the most recent list (if any) furnished to the Note Trustee as provided in clause 35.1 and if it acts as a Note Registrar, the names and addresses of Offshore
                Noteholders received by the Note Trustee in its capacity as that
                Note Registrar. The Trustee may destroy any list furnished to it as provided in such clause 35.1 upon receipt of a new list so furnished.

        (b)     Class A-1 Noteholders may communicate pursuant to section 312(b)
                of the TIA with other Class A-1 Noteholders with respect to their rights under this deed or under the Class A-1 Notes.

        (c)     The Trustee, Note Trustee and Note Registrar shall have the protection of section 312(c) of the TIA.

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35.3    REPORTS BY NOTE TRUSTEE

        If required by section 313(a) of the TIA, within 60 days after each 30
        September, beginning with 30 September 2006, the Note Trustee shall mail to each Class A-1 Noteholder, the Trustee and the Manager as required by section 313(c) of the TIA a brief report dated as of such date that complies with section 313(a) of the TIA. The Note Trustee also shall comply with section 313(b) of the TIA. A copy of each report at the time of its mailing to Class A-1 Noteholders shall be filed by the Note
        Trustee with the Commission and each stock exchange, if any, on or by which the Class A-1 Notes are then listed. The Manager on behalf of the
        Trustee shall notify the Note Trustee in writing if and when the Class
        A-1 Notes are listed on or by any stock exchange.

35.4    NOTICES TO OFFSHORE NOTEHOLDERS; WAIVER

        Where this deed provides for notice to Offshore Noteholders of any event, such notice shall be sufficiently given unless otherwise herein expressly provided, if in writing and mailed, first-class, postage prepaid to each Offshore Noteholder affected by such event, at his or her address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

        In any case where notice to Offshore Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Offshore Noteholder shall affect the sufficiency of such notice with respect to other Offshore Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

        Where this deed provides for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Offshore Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Offshore Noteholders when such notice is required to be given pursuant to any provision of this deed, then any manner of giving such notice as the Manager on behalf of the Trustee shall direct the Note Trustee shall be deemed to be a sufficient giving of such notice.

35.5    REPORTS BY TRUSTEE

        The Manager on behalf of the Trustee shall:

        (a)     file with the Note Trustee, within 15 days after the Trustee is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Trustee may be required to file with the
                Commission pursuant to section 13 or 15(d) of the Exchange Act;

        (b)     file with the Note Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the
                Commission such additional information, documents and reports with respect to compliance by the Trustee with the conditions and covenants of this deed as may be required from time to time by such rules and regulations; and

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        (c)     supply to the Note Trustee (and the Note Trustee shall transmit by mail to all Class A-1 Noteholders described in section 313(c)
                of the TIA) such summaries of any information, documents and reports required to be filed by the Trustee pursuant to clauses
                (a) and (b) of this clause 35.5 as may be required by rules and regulations prescribed from time to time by the Commission.

36.     TRUST INDENTURE ACT - MISCELLANEOUS

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36.1    COMPLIANCE CERTIFICATES AND OPINIONS, ETC

        (a)     Upon any application or request by the Trustee or the Manager to the Note Trustee to take any action under any provision of this deed, the Trustee (or the Manager on its behalf) shall furnish to the Note Trustee:

                (i)     an Officer's Certificate stating that all conditions
                        precedent, if any, provided for in this deed relating to
                        the proposed action have been complied with;

                (ii)    an Opinion of Counsel stating that in the opinion of
                        such counsel all such conditions precedent, if any, have
                        been complied with; and

                (iii)   (if required by the TIA) an Independent Certificate from
                        a firm of certified public accountants meeting the
                        applicable requirements of section 314(c)(3) of the TIA,
                        except that, in the case of any such application or
                        request as to which the furnishing of such documents is
                        specifically required by any provision of this deed, no
                        additional certificate or opinion need be furnished.

        (b)     (i)     Prior to the deposit of any property or securities with
                        the Trustee that is to be made the basis for the release
                        of any property or securities subject to the Security
                        Interest created by the Security Trust Deed, the Trustee
                        (or the Manager on its behalf) shall, in addition to any
                        obligation imposed in clause 36.1(a) or elsewhere in
                        this deed, furnish to the Note Trustee an Officer's
                        Certificate certifying or stating the opinion of each
                        person signing such certificate as to the fair value
                        (within 90 days of such deposit) of the property or
                        securities to be so deposited.

                (ii)    Whenever any property or securities are to be released
                        from the Security Interest created by the Security Trust
                        Deed, the Trustee shall also furnish to the Note Trustee
                        an Officer's Certificate certifying or stating the
                        opinion of each person signing such certificate as to
                        the fair value (within 90 days of such release) of the
                        property or securities proposed to be released and
                        stating that in the opinion of such person the proposed
                        release will not impair the security under the Security
                        Trust Deed in contravention of the provisions of the
                        Security Trust Deed or this deed.

                (iii)   Whenever the Trustee is required to furnish to the Note
                        Trustee an Officer's Certificate certifying or stating
                        the opinion of any signer thereof as to the matters
                        described in paragraphs (i) and (ii), the Trustee (or
                        the Manager on its behalf) shall also furnish to the
                        Note Trustee an Independent Certificate as to the same
                        matters if the fair value of the property or securities
                        and of all other property or securities deposited or
                        released from the Security Interest created by the
                        Security Trust Deed

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                        since the commencement of the then current calendar
                        year, as set forth in the certificate required by clause
                        (ii) and this clause (iii), equals 10% or more of the
                        Total Invested Amount of the Notes, but such certificate
                        need not be furnished in the case of any release of
                        property or securities if the fair value thereof as set
                        forth in the related Officer's Certificate is less than
                        US$25,000 or less than one percent of the then Total
                        Invested Amount of the Notes.

                        Notwithstanding any other provision of this clause, the
                        Trustee may:

                        (A)     collect, liquidate, sell or otherwise dispose of
                                Receivables or other Assets of the Trust as and
                                to the extent permitted or required by the
                                Transaction Documents; and

                        (B)     make or permit to be made cash payments out of
                                the Collection Account or the US$ Account as and
                                to the extent permitted or required by the
                                Transaction Documents.

        (c)     Every Officer's Certificate or opinion with respect to
                compliance with a condition or covenant provided for in this deed shall include:

                (i)     a statement that each signatory of such certificate or
                        opinion has read or has caused to be read such covenant
                        or condition and the definitions herein relating
                        thereto;

                (ii)    a brief statement as to the nature and scope of the
                        examination or investigation upon which the statements
                        or opinions contained in such certificate or opinion are
                        based;

                (iii)   a statement that, in the opinion of each such signatory,
                        such signatory has made such examination or
                        investigation as is necessary to enable such signatory
                        to express an informed opinion as to whether or not such
                        covenant or condition has been complied with; and

                (iv)    a statement as to whether, in the opinion of each such
                        signatory such condition or covenant has been complied
                        with.

36.2     UNDERTAKING FOR COSTS

        (a)     Subject to paragraph (b), all parties to this deed agree, and each Offshore Noteholder by such Offshore Noteholder's
                acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the
                enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess
                reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

        (b)     The provisions of this clause shall not apply to:

                (i)     any suit instituted by the Note Trustee;

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                (ii)    any suit instituted by any Offshore Noteholder, or group
                        of Offshore Noteholders in each case holding in the
                        aggregate more than 10% of the aggregate Invested Amount
                        of the Offshore Notes; or

                (iii)   any suit instituted by any Offshore Noteholder for the
                        enforcement of the payment of principal or interest on
                        any Offshore Note on or after the respective due dates
                        expressed in such Offshore Note and in this deed (or, in
                        the case of final redemption of a Offshore Note, on or
                        after the Final Maturity Date).

36.3    EXCLUSION OF SECTION 316

        (a)     Section 316(a)(1) of the TIA is expressly excluded by this deed.

        (b)     For the purposes of section 316(a)(2) of the TIA in determining whether any Offshore Noteholders have concurred in any relevant direction or consent, Notes owned by the Trustee or by any
                Associate of the Trustee, shall be disregarded, except that for the purposes of determining whether the Note Trustee shall be protected in relying on any such direction or consent, only
                Offshore Notes which the Note Trustee knows are so owned shall be so disregarded.

36.4    UNCONDITIONAL RIGHTS OF OFFSHORE NOTEHOLDERS TO RECEIVE PRINCIPAL AND
        INTEREST

        Notwithstanding any other provisions in this deed, but subject to clause
        29 and to the terms of the Security Trust Deed, any Offshore Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Offshore Note on or after the respective due dates thereof expressed in such Offshore
        Note or in this deed (or, in the case of final redemption of an Offshore
        Note, on or after the Final Maturity Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Offshore Noteholder, except to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the
        Security Trust Deed upon any property subject to such Security Interest.

36.5    CONFLICT WITH TRUST INDENTURE ACT

        If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this deed by any of the provisions of the TIA, such TIA required provision shall prevail.

        The provisions of section 310 to 317 (inclusive) of the TIA that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this deed) are a part of and govern this deed, whether or not contained herein.

37.     CONSENT OF OFFSHORE NOTEHOLDERS

--------------------------------------------------------------------------------

37.1    GENERAL

        Except as expressly provided in elsewhere in this deed or in clause 37.2 below, any action that may be taken by the Offshore Noteholders under this deed may be taken by the holders of not less than a majority of the aggregate Invested Amount of the Offshore Notes.

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37.2    SPECIAL WRITTEN APPROVALS

        (a)     The following matters are only capable of being effected by the approval in writing of all holders of the Offshore Notes,
                namely:

                (i)     modification of the date fixed for final maturity of the
                        Offshore Notes;

                (ii)    reduction or cancellation of the principal payable on
                        the Offshore Notes or any alteration of the date or
                        priority of redemption of the Offshore Notes;

                (iii)   alteration of the amount of interest payable on any
                        class of the Offshore Notes or modification of the
                        method of calculating the amount of interest payable on
                        the Offshore Notes or modification of the date of
                        payment of or interest payable on the Offshore Notes;

                (iv)    alteration of the currency in which payments under the
                        Offshore Notes are to be made;

                (v)     altering the required percentage of the aggregate
                        Invested Amount of the Offshore Notes required to
                        consent or take any action;

                (vi)    an election to receive the Stated Amount of the Offshore
                        Notes instead of the Invested Amount in the event of a
                        call under clause 7.1 of the Supplementary Terms Notice;
                        and

                (vii)   alteration of this sub-paragraph.

        (b)     The Offshore Noteholders shall in addition to the powers given under this deed, have the following powers if approval is given by an Extraordinary Resolution of the Offshore Noteholders (or
                such higher percentage as may be required by the TIA)):

                (i)     power to sanction any compromise or arrangement proposed
                        to be made between the Trustee and the Offshore
                        Noteholders;

                (ii)    power to sanction any abrogation, modification,
                        compromise or arrangement in respect of the rights of
                        the Offshore Noteholders against the Trustee or against
                        any of its property or against any other person whether
                        such rights shall arise under these presents, any of the
                        Offshore Notes or otherwise;

                (iii)   power to assent to any modification of the provisions
                        contained in these presents, the Offshore Notes
                        (including the Conditions) or the provisions of any of
                        the Relevant Documents which shall be proposed by the
                        Trustee or the Note Trustee;

                (iv)    power to give any authority or sanction which under the
                        provisions of these presents or the Offshore Notes
                        (including the relevant Conditions) is required to be
                        given by, in writing by the holders of at least 75% of
                        the aggregate Invested Amount of the Offshore Notes;

                (v)     power to approve a person to be appointed a trustee and
                        power to remove any trustee or trustees for the time
                        being under this deed;

                (vi)    power to discharge or exonerate the Note Trustee from
                        all liability in respect of any act or omission for
                        which the Note Trustee may have become responsible under
                        this deed or under the Offshore Notes;

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                (vii)   power to authorise the Note Trustee to concur in and
                        execute and do all such deeds, instruments, acts and
                        things as may be necessary to carry out and give effect
                        to the approval in writing by holders of at least 75% of
                        the aggregate Invested Amount of the Offshore Notes;

                (viii)  power to sanction any scheme or proposal for the
                        exchange or sale of the Offshore Notes, as the case may
                        be, for, or the conversion of the Offshore Notes, into,
                        or the cancellation of the Offshore Notes, in
                        consideration of shares, stock, notes, bonds'
                        debentures, debenture stock and/or other obligations
                        and/or securities of the Trustee or of any other company
                        formed or to be formed, or for or into or in
                        consideration of cash, or partly for or into or in
                        consideration of such shares, stock, notes, bonds,
                        debenture stock and/or other obligations and/or
                        securities as aforesaid and partly for or into or in
                        consideration of cash.

37.3    REQUIREMENT FOR WRITING

        Except as expressly provided elsewhere in this deed, all notices and consents from Offshore Noteholders and any Class A Note Owners (as the
        case may be) shall be delivered in writing. Any solicitation of such notices or consent shall be in writing and be delivered by the Trustee,
        Manager or Note Trustee, as applicable, seeking such notice or consent from the Offshore Noteholders or Class A Note Owners (as the case may
        be) to the Principal Paying Agent, who shall deliver the foregoing to the appropriate Offshore Noteholders or Class A Note Owners. With
        respect to any solicitation of approval of Offshore Noteholders, the record date for determining Offshore Noteholders with respect to such solicitation shall be the date upon which the Principal Paying Agent distributes such notices or solicitation to the Offshore Noteholders.

37.4    NO CONFLICT BETWEEN ACTIONS OF OFFSHORE NOTEHOLDERS

        Notwithstanding any of the foregoing, the Class A-1 Noteholders and the
        Class A-2 Noteholders may take action as a Class on any matters that relate solely to that Class of Notes.

38.     DOCUMENTS

--------------------------------------------------------------------------------

        The Manager and the Trustee shall provide to the Note Trustee sufficient copies of all documents required by the relevant Conditions, this deed, the Prospectus for the Class A-1 Notes or the Offering Circular for the
        Class A-2 Notes to be made available by the Note Trustee to Offshore
        Noteholders for issue or inspection but only to the extent that such documents are in the Manager's or the Trustee's possession or are otherwise available to the Manager or the Trustee.

39.     KNOW YOUR CUSTOMER

--------------------------------------------------------------------------------

        The Trustee and the Manager agree to, and the Offshore Noteholders may be requested to, provide any information and documents reasonably required by the Note Trustee for it to comply with any "know your customer" or other identification checks or procedures under any law or regulation to the extent that such information is in the possession of, or otherwise available to the Trustee, Manager or the Offshore
        Noteholders (as the case may be). The Note Trustee may, to the extent required by law,

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        decline to perform its affected obligations under the Transaction
        Documents to which it is a party to the extent that such information and documents are not provided.

40.     ANTI-MONEY LAUNDERING

--------------------------------------------------------------------------------

        (a)     Subject to paragraph (b), each party (the PROVIDER) must, on the request of any other party (the RECIPIENT), provide the
                Recipient with any information or document in the Provider's possession or otherwise readily available to the Provider, where such information or document is required by the Recipient to comply with any applicable anti-money laundering or
                counter-terrorism financing laws including any such laws
                requiring the Recipient to carry out "know your customer" or other identification checks or procedures (RELEVANT LAWS).

        (b)     The Provider's obligations under paragraph (a) are subject to any confidentiality, privacy or other obligations imposed by law on the Provider in relation to the requested information or document, except to the extent overridden by the Relevant Laws.

        (c)     Each party must comply with any Relevant Laws applicable to it, to the extent required to comply with its obligations under the
                Transaction Documents. Any party may decline to perform any obligation under the Transaction Documents to the extent it forms the view, in its reasonable opinion, that notwithstanding that it has taken all action to comply with any applicable
                Relevant Laws, it is required by Relevant Laws to decline to perform any such obligation.

        (d)     To the maximum extent permitted by law, each party and each
                Mortgagee (as defined in the Security Trust Deed) releases, to the extent that it is able, each other party from any
                confidentiality, privacy or general law obligations that such other party would otherwise owe and which would otherwise
                prevent such other party from providing any information or documents requested in accordance with this clause or any
                similar clause in any other Transaction Document, to the extent necessary to allow such other party to provide such information or documents and solely for the purpose of providing such
                information or documents.

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EXECUTED as a deed.

Each attorney executing this deed states that he or she has no notice of, alteration to, or revocation or suspension of, his or her power of attorney.

TRUSTEE

SIGNED SEALED AND DELIVERED for PERPETUAL
TRUSTEES CONSOLIDATED LIMITED by its attorney
in the presence of:

/s/ Matthew Leibowitz
-----------------------------------------        -------------------------------
Witness Signature                                Attorney Signature

                                                 /s/ Andrea Ruver
-----------------------------------------        -------------------------------
Print Name Matthew Leibowitz                     Print Name Andrea Ruver

MANAGER

SIGNED SEALED AND DELIVERED for CRUSADE
MANAGEMENT LIMITED by its attorney  in the
presence of:

/s/ Matthew Leibowitz
-----------------------------------------        -------------------------------
Witness Signature                                Attorney Signature

Matthew Leibowitz                                /s/ Andrew Jinks
-----------------------------------------        -------------------------------
Print Name                                       Print Name Andrew Jinks

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NOTE TRUSTEE

EXECUTED for and on behalf of THE BANK OF NEW YORK by:

/s/ Tony Lee
-----------------------------------------
Authorised Signatory

ASSISTANT VICE PRESIDENT
-----------------------------------------
Print Name Tony Lee

PRINCIPAL PAYING AGENT

EXECUTED for and on behalf of THE BANK OF NEW YORK by:

/s/ Tony Lee
-----------------------------------------
Authorised Signatory

ASSISTANT VICE PRESIDENT
-----------------------------------------
Print Name Tony Lee

CALCULATION AGENT

EXECUTED for and on behalf of THE BANK OF NEW YORK by:

/s/ Tony Lee
-----------------------------------------
Authorised Signatory

ASSISTANT VICE PRESIDENT

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-----------------------------------------
Print Name  Tony Lee

SECURITY TRUSTEE

SIGNED SEALED AND DELIVERED for P.T. LIMITED
by its attorney  in the presence of:

/s/ Matthew Leibowitz
-----------------------------------------        -------------------------------
Witness Signature                                Attorney Signature

Matthew Leibowitz                                /s/ Andrea Ruver
-----------------------------------------        -------------------------------
Print Name                                       Print Name Andrea Ruver

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SCHEDULE 1

FORM OF CLASS A-1 BOOK-ENTRY NOTE

--------------------------------------------------------------------------------

REGISTERED                      CUSIP No.                  22882W AA 4
No. R-                          ISIN No.                   US22882WAA45
                                Common Code                026885426

Unless this Note is presented by an authorised representative of The Depository
Trust Company, a New York corporation (DTC), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorised representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorised representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS BOOK-ENTRY NOTE IS A GLOBAL BOND FOR THE PURPOSES OF SECTION 128F(10) OF
THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                              (ABN 81 004 029 841)

             (a limited liability company incorporated in Australia)

      in its capacity as trustee of the Crusade Global Trust No. 2 of 2006

                                 BOOK-ENTRY NOTE

                                  representing

                                US$1,200,000,000

  Class A-1 Mortgage Backed Floating Rate Notes Due on the Final Maturity Date
                            falling in November 2037.

This Note is a Class A-1 Book-Entry Note without principal or interest in respect of a duly authorised issue of Notes of Perpetual Trustees Consolidated
Limited in its capacity as trustee of the Crusade Global Trust No. 2 of 2006
(the "TRUST") (the "ISSUER"), designated as specified in the title above (the
"NOTES"), in an initial aggregate principal amount of

                                US$1,200,000,000

and (a) constituted by a Master Trust Deed (the "MASTER TRUST DEED") dated 14
March 1998 between the Issuer, St.George Bank Limited and Crusade Management
Limited (the "MANAGER"), by a Supplementary Terms Notice (the "SUPPLEMENTARY
TERMS NOTICE") dated on or about 19 September 2006 between (among others) the
Issuer, the Security Trustee (as defined herein), St.George Custodial Pty
Limited, The Bank of New York (the note trustee for the time being referred to as the "NOTE TRUSTEE") as trustee for the holders for the time being of the
Class A-1 Notes (the "CLASS A-1 NOTEHOLDERS") and the Manager, and by the
Conditions; (b) issued subject to a Note Trust Deed dated 19 September 2006 (the
"NOTE TRUST DEED")

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between (among others) the Issuer, the Manager and the Note Trustee; and (c)
secured by a Security Trust Deed (the "SECURITY TRUST DEED") dated 14 September
2006 between the Issuer, the Manager, P.T. Limited (ABN 67 004 454 666) (the
"SECURITY TRUSTEE") which expression shall include its successor for the time being as security trustee under the Security Trust Deed) and the Note Trustee.
References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class A-1 Notes set out in schedule 2 to the
Note Trust Deed but with the deletion of those provisions which are applicable only to Class A-1 Notes in definitive form. Terms and expressions defined in the
Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Class A-1 Notes under Clause 3.3 of the Note Trust Deed this Class A-1 Book-Entry Note will be exchangeable in whole at the offices of the Principal Paying Agent at 101 Barclay Street, Floor 21
West, New York, New York 10286, United States of America (or such other place outside Australia and any of its respective territories and possessions and other areas subject to jurisdictions as the Note Trustee may agree) for
Definitive Class A-1 Notes and the Issuer shall execute and procure that the
Principal Paying Agent authenticates and delivers in full exchange for this
Class A-1 Book-Entry Note, Definitive Class A-1 Notes in aggregate principal amount equal to the principal amount of all Class A-1 Notes represented by this
Class A-1 Book-Entry Note. The Issuer is not obliged to issue Definitive Class
A-1 Notes until 30 days after the occurrence of an event set out in clause 3.3 of the Note Trust Deed.

The Issuer, in its capacity as trustee of the Trust, subject to this US$
Book-Entry Note and subject to and in accordance with the Conditions and the
Note Trust Deed promises to pay to Cede & Co., or registered assigns of this
Class A-1 Book-Entry Note the principal sum of US$1,200,000,000 (one billion and two hundred million dollars) or such lesser amount as may from time to time be represented by this Class A-1 Book-Entry Note (or such part of that amount as may become repayable under the Conditions, the Supplementary Terms Notice and the Note Trust Deed) on such date(s) that principal sum (or any part of it)
becomes repayable in accordance with the Conditions, the Supplementary Terms
Notice and the Note Trust Deed and to pay interest in arrears on each Quarterly
Payment Date (as defined in Condition 4) on the Invested Amount (as defined in
Condition 5(a)) of this Class A-1 Book-Entry Note at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Class A-1 Book-Entry Note, the
Conditions, the Supplementary Terms Notice and the Note Trust Deed, which shall be binding on the registered holder of this Class A-1 Book-Entry Note (as if references in the Conditions to the Notes and the Noteholders were references to this Class A-1 Book-Entry Note and the registered holder of this Class A-1
Book-Entry Note respectively and as if the same had been set out in this Class
A-1 Book-Entry Note in full with all necessary changes, except as otherwise provided in this Class A-1 Book-Entry Note).

Payments of interest on this Class A-1 Note due and payable on each Quarterly
Payment Date, together with the instalment of principal, if any, shall be payable to the nominee of the Clearing Agency (initially, such nominee to be
Cede & Co.). No payment of interest or principal may be made by the Issuer or any Paying Agent in the Commonwealth of Australia or its possessions or into a bank account or to an address in the Commonwealth of Australia. Each of the persons appearing from time to time in the records of DTC, as the holder of a beneficial interest in a Class A-1 Note will be entitled to receive any payment so made in respect of that Class A-1 Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A-1 Notes which must be made by the registered holder of this Class A-1 Book-Entry Note, for so long as this
Class A-1 Book-Entry Note is outstanding.

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On any payment of principal and/or interest on the Class A-1 Notes as set out above details of that payment shall be endorsed by or on behalf of the Issuer in the Note Register and, in the case of payments of principal, the Invested Amount of the Class A-1 Notes shall be reduced for all purposes by the amount so paid and endorsed in the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

If the Issuer is obliged to issue Definitive Class A-1 Notes under clause 3.3 of the Note Trust Deed, the Class A-1 Book-Entry Notes will be surrendered to the
Trustee by the Clearing Agency and the Clearing Agency will deliver the relevant registration instructions to the Trustee. Definitive Class A-1 Notes shall be executed by the Trustee and authenticated by the Principal Paying Agent and delivered as per the instructions of the Clearing Agency.

The Definitive Class A-1 Notes to be issued on that exchange will be in registered form each in the denomination of US$100,000 and multiples of US$1 in excess thereof. If the Issuer fails to meet its obligations to issue Definitive
Class A-1 Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the
Supplementary Terms Notice and this Class A-1 Book-Entry Note.

On an exchange of this Class A-1 Book-Entry Note, this Class A-1 Book-Entry Note shall be surrendered to the Principal Paying Agent.

This Class A-1 Book-Entry Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an
Authorised Signatory of the Principal Paying Agent (as defined in the
Supplementary Terms Notice).

This Class A-1 Book-Entry Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Class A-1 Book-Entry Note to be signed manually or in facsimile by a person duly authorised on its behalf.

Perpetual Trustees Consolidated Limited in its capacity as trustee of the
Crusade Global Trust No. 2 of 2006

By:
        -----------------------------------------
        Authorised Signatory

IMPORTANT NOTICE:

(a)   The Class A-1 Notes do not represent deposits or other liabilities of
      St.George Bank Limited, ABN 92 055 513 070 ("ST.GEORGE") or associates of
      St.George.

(b)   The holding of Class A-1 Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

(c)   None of St.George, any associate of St.George, Perpetual Trustees
      Consolidated Limited, the Security Trustee, the Note Trustee, the
      Principal Paying Agent, the Note Registrar, the Calculation Agent, any
      Paying Agent nor any Note Manager in any way stands behind the capital value and/or performance of the Class A-1 Notes or the assets of the Trust except to the limited extent provided in the Transaction Documents for the
      Trust (which, for the avoidance of doubt, does not apply to the Note
      Trustee, the Principal Paying Agent, the Note Registrar, any Paying Agent
      nor the Calculation Agent).

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(d)   None of St.George, Perpetual Trustees Consolidated Limited, the Custodian
      (as defined in the Supplementary Terms Notice), the Servicer (as defined in the Supplementary Terms Notice), the Manager, the Security Trustee, the
      Note Trustee, the Principal Paying Agent, the Note Registrar, any Paying
      Agent, the Calculation Agent, the Currency Swap Provider (as defined in the Supplementary Terms Notice) or any of the Note Managers (as defined in the Supplementary Terms Notice) guarantees the payment of interest or the repayment of principal due on the Class A-1 Notes.

(e)   None of the obligations of the Issuer or the Manager are guaranteed in any way by St.George or any associate of St.George or associate of Perpetual
      Trustees Consolidated Limited.

(f)   Without limiting the Conditions, the Issuer's liability to make payments in respect of the Class A-1 Notes is limited to its right of indemnity from the assets of the Trust from time to time available to make such payments under the Master Trust Deed and Supplementary Terms Notice. All
      claims against the Issuer in relation to the Class A-1 Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or Default (as defined in the Master
      Trust Deed) on the part of the Issuer.

(g)   The Noteholder is required to accept any distribution of moneys under the
      Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

                          CERTIFICATE OF AUTHENTICATION

This Class A-1 Book-Entry Note is to be authenticated by The Bank of New York and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK as Principal Paying Agent

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ASSIGNMENT
--------------------------------------------------------------------------------
Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

--------------------------------------------------------------------------------
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
        ------------------------      ------------------------------------------
                                      Signature Guaranteed:

Dated:
        ------------------------      ------------------------------------------
                                      Signatures must be guaranteed by an
                                      "eligible guarantor institution" meeting
                                      the requirements of the Note Registrar,
                                      which requirements include membership or
                                      participation in STAMP or such other
                                      "signature guarantee program" as may be
                                      determined by the Note Registrar in
                                      addition to, or in substitution for,
                                      STAMP, all in accordance with the Exchange
                                      Act.

____________________________

*     NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

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SCHEDULE 2

TERMS AND CONDITIONS OF THE CLASS A-1 NOTES

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The following, subject to amendments, are the terms and conditions of the Class
A-1 Notes, substantially as they will appear on the reverse of the Class A-1
Notes in definitive form. Class A-1 Notes in definitive form will only be issued in certain circumstances. While the Class A-1 Notes remain in book-entry form, the same terms and conditions govern them, except to the extent that they are appropriate only to the Class A-1 Notes in definitive form. For a summary of the provisions relating to the Class A-1 Notes in book-entry form, see the summary at the end of this section.

Paragraphs in italics are included by way of explanation only, and do not constitute part of the terms and conditions of the Class A-1 Notes.

The issue of US$1,200,000,000 Mortgage Backed Pass Through Floating Rate Class
A-1 Notes due November 2037 (the CLASS A-1 NOTES) was authorised by a resolution of the Board of Directors of the Issuer passed on or about 29 August 2006, and are issued in conjunction with (euro)450,000,000 Mortgage Backed Pass Through
Floating Rate Class A-2 Notes due November 2037 (the CLASS A-2 NOTES),
A$600,000,000 Mortgage Backed Pass Through Floating Rate Class A-3 Notes due
November 2037 (the CLASS A-3 NOTES, and together with the Class A-1 Notes, and the Class A-2 Notes, the CLASS A NOTES) and A$53,200,000 Mortgage Backed Pass
Through Floating Rate Class B Notes due November 2037 (the CLASS B NOTES) and
A$24,300,000 Mortgaged Backed Pass Through Floating Rate Class C Notes due
November 2037 (the CLASS C NOTES) (the Class B Notes, the Class C Notes and the
Class A-3 Notes, together, are the A$ NOTES and the $A Notes and the Class A-1
Notes and the Class A-2 Notes, together, are the NOTES) by Perpetual Trustees
Consolidated Limited, in its capacity as trustee of the Crusade Global Trust No.
2 of 2006 (the TRUST) (in such capacity, the ISSUER). These Notes are (a) issued subject to a Master Trust Deed (the MASTER TRUST DEED) dated 14 March 1998 between the Issuer, Crusade Management Limited (in such capacity, the MANAGER and, in the capacity of residual income beneficiary under the Trust, the
RESIDUAL INCOME BENEFICIARY) and St.George Bank Limited (ST.GEORGE), a
Supplementary Terms Notice (the SUPPLEMENTARY TERMS NOTICE) dated on or about
September 2006 between (among others) the Issuer and The Bank of New York (the note trustee for the time being referred to as the NOTE TRUSTEE) as trustee for the holders for the time being of the Class A-1 Notes (the CLASS A-1
NOTEHOLDERS) and the holders for the time being of the Class A-2 Notes (the
CLASS A-2 NOTEHOLDERS) (the holders for the time being of the A$ Notes being the
A$ NOTEHOLDERS and, together with the Class A-1 Noteholders and the Class A-2
Noteholders, the NOTEHOLDERS)) and the Manager, and these terms and conditions
(the CONDITIONS); (b) in the case of the Class A-1 Notes and the Class A-2
Notes, issued subject to a Note Trust Deed dated on or about 19 September 2006
(the NOTE TRUST DEED) between the Issuer, the Manager and the Note Trustee; and
(c) secured by a Security Trust Deed (the SECURITY TRUST DEED) dated 14
September 2006 between the Issuer, the Manager, the Note Trustee and P.T.
Limited (ABN 67 004 454 666) (the security trustee for the time being referred to as the SECURITY TRUSTEE).

The statements set out below include summaries of, and are subject to the detailed provisions of, the Master Trust Deed, the Supplementary Terms Notice,
the Security Trust Deed and the Note Trust Deed. Certain words and expressions used herein have the meanings defined in those documents. In accordance with an

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agency agreement (the AGENCY AGREEMENT) dated on or about 19 September 2006 between the Issuer, the Manager, the Note Trustee and The Bank of New York
acting through its office designated from time to time under the Agency
Agreement as Principal Paying Agent (the PRINCIPAL PAYING AGENT, which expression includes its successors as Principal Paying Agent under the Agency
Agreement) and The Bank of New York, as calculation agent (the CALCULATION
AGENT, which expression includes its successors as Calculation Agent under the
Agency Agreement), and under which further paying agents may be appointed
(together with the Principal Paying Agent, the PAYING AGENTS, which expression includes the successors of each paying agent as such under the Agency Agreement and any additional paying agents appointed), payments in respect of the Class
A-1 Notes will be made by the Paying Agents and the Calculation Agent will make the determinations specified in the Agency Agreement. The Class A-1 Noteholders will be entitled (directly or indirectly) to the benefit of, will be bound by, and will be deemed to have notice of, all the provisions of the Master Trust
Deed, the Supplementary Terms Notice, the Security Trust Deed, the Note Trust
Deed, the Agency Agreement, the Servicing Agreement dated 19 March 1998 and made between the Issuer, the Manager and St.George as servicer (together with any substitute or successor, the SERVICER), the Custodian Agreement (the CUSTODIAN
AGREEMENT) dated 19 March 1998 and made between the Issuer, the Manager and
St.George Custodial Pty Ltd as custodian (together with any substitute or successor, the CUSTODIAN) and the Indemnity (the INDEMNITY) dated 19 March 1998 between St.George as indemnifier (in such capacity, the INDEMNIFIER), the
Manager, the Custodian and the Issuer (together with the agreements with respect to the Basis Swap, the Fixed-Floating Rate Swap and the Currency Swap (as each such term is defined below), those documents the RELEVANT DOCUMENTS and certain other transaction documents defined as such in the Supplementary Terms Notice, the TRANSACTION DOCUMENTS). Copies of the Transaction Documents are available for inspection at the principal office of the Note Trustee, being at the date hereof 101 Barclay Street, Floor 21 West, New York, New York 10286, United
States of America and at the specified offices for the time being of the Paying
Agents.

In connection with the issue of the Class A-1 Notes, the Issuer has entered into an ISDA (defined below) master interest rate exchange agreement dated on or about 19 September 2006 with Crusade Management Limited (the BASIS SWAP
PROVIDER) and St.George (as standby basis swap provider) together with a confirmation relating thereto dated on or about 19 September 2006 (the BASIS
SWAP). The Issuer has also entered into an ISDA master interest rate exchange agreement dated on or about 19 September 2006 with Crusade Management Limited
(the FIXED-FLOATING RATE SWAP PROVIDER) and St.George (as standby fixed and floating rate swap provider) together with a confirmation relating thereto dated on or about 19 September 2006 (the FIXED-FLOATING RATE SWAP). The Issuer has
also entered into an ISDA master currency exchange agreement (including schedule) dated on or about 19 September 2006 with Credit Suisse (USA), Inc.
(the CURRENCY SWAP PROVIDER) (the Currency Swap Provider together with the Basis
Swap Provider and the Fixed-Floating Rate Swap Provider, the SWAP PROVIDERS)
together with a confirmation relating thereto dated on or about 19 September
2006 in respect of a swap transaction relating to the Class A-1 Notes (the CLASS
A-1 CURRENCY SWAP).

Book-Entry Notes will also bear the following legend: "This book-entry note is a global bond for the purposes of section 128F(10) of the Income Tax Assessment
Act 1936 of the Commonwealth of Australia".

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1.      FORM, DENOMINATION AND TITLE

-------------------------------------------------------------------------------

        The Class A-1 Notes will be issued in registered form without interest coupons in minimum denominations of US$100,000 and multiples of US$1 in excess thereof.

        Each Class of Notes will be represented by one or more typewritten fully registered book-entry notes (each, a BOOK-ENTRY NOTE and collectively, the BOOK-ENTRY NOTES) registered in the name of Cede & Co. as nominee of
        The Depository Trust Company (DTC). Beneficial interests in the
        Book-Entry Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants and pursuant to the terms of the Note Trust Deed including restrictions on transfer contained therein. Euroclear Bank, S.A./N.V, as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG), may hold interests in the Book-Entry
        Notes on behalf of persons who have accounts with Euroclear and
        Clearstream, Luxembourg through accounts maintained in the names of
        Euroclear or Clearstream, Luxembourg, or in the names of their respective depositories, with DTC.

        If the Issuer is obliged to issue Definitive Class A-1 Notes under clause 3.3 of the Note Trust Deed, interests in the applicable
        Book-Entry Note will be transferred to the beneficial owners thereof in the form of Definitive Class A-1 Notes, without interest coupons, in the denominations set forth above. A Definitive Class A-1 Note will be issued to each Noteholder in respect of its registered holding or holdings of Class A-1 Notes against delivery by such Noteholders of a written order containing instructions and such other information as the
        Issuer and The Bank of New York, acting as note registrar in relation to the Class A-1 Notes (the NOTE REGISTRAR) may require to complete, execute and deliver such Definitive Class A-1 Notes. In such circumstances, the Issuer will cause sufficient Definitive Class A-1
        Notes to be executed and delivered to the Note Registrar for completion, authentication and dispatch to the relevant Noteholders.

2.      STATUS, SECURITY AND RELATIONSHIP BETWEEN THE CLASS A-1 NOTES AND THE A$
        NOTES

--------------------------------------------------------------------------------

        The Class A-1 Notes are secured by a first ranking floating charge over all of the assets of the Trust (which include, among other things, the
        Loans (as defined below) and the Mortgages (as defined below) and related securities) (as more particularly described in the Security
        Trust Deed) and will rank, together with the Class A-2 Notes and the
        Class A-3 Notes, pari passu and rateably without any preference or priority among themselves.

        The Class A-1 Notes are issued subject to the Master Trust Deed and the
        Supplementary Terms Notice and are secured by the same security as secures the A$ Notes and the Class A-2 Notes. The Class A-1 Notes, the
        Class A-2 Notes and the Class A-3 Notes, will rank in priority to the
        Class B Notes and Class C Notes in the event of the security being enforced and in respect of principal and interest (as set out in
        Conditions 4 and 5).

        The proceeds of the issue of the Class A-1 Notes, the Class A-2 Notes and the A$ Notes are to be used by the Issuer to purchase an equitable interest in certain housing loans (the LOANS) and certain related mortgages (the MORTGAGES) from St.George as an approved seller (the
        APPROVED SELLER), establish the Liquidity Reserve and to invest in such
        Authorised Investments as the Manager may specify from time to time.

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        In the event that the security for the Class A-1 Notes is enforced and the proceeds of such enforcement are insufficient, after payment of all other claims ranking in priority to or pari passu with the Class A-1
        Notes under the Security Trust Deed, to pay in full all principal and interest and other amounts whatsoever due in respect of the Class A
        Notes, then the Class A Noteholders shall have no further claim against the Issuer in respect of any such unpaid amounts.

        The net proceeds of realisation of the assets of the Trust (including following enforcement of the Security Trust Deed) may be insufficient to pay all amounts due to the Noteholders. Save in certain limited circumstances the other assets of the Issuer will not be available for payment of any shortfall arising and all claims in respect of such shortfall shall be extinguished (see further Condition 15). None of the
        Servicer, the Manager, St.George, the Note Trustee, the Security
        Trustee, the Swap Providers, the Paying Agents, the Calculation Agent or
        the Note Managers (as defined in the Supplementary Terms Notice) has any obligation to any Noteholder for payment of any amount by the Issuer in respect of the Notes.

        The Note Trust Deed contains provisions requiring the Note Trustee to have regard to the interests of Class A-1 Noteholders as regards all the powers, trusts, authorities, duties and discretions of the Note Trustee
        (except where expressly provided otherwise).

        The Security Trust Deed contains provisions requiring the Security
        Trustee, subject to the other provisions of the Security Trust Deed, to give priority to the interests of the Class A Noteholders, if there is a conflict between the interest of such Noteholders and any other Voting
        Mortgagee (as defined below).

3.      COVENANTS OF THE ISSUER

--------------------------------------------------------------------------------

        So long as any of the Class A-1 Notes remains outstanding, the Issuer has made certain covenants for the benefit of the Class A-1 Noteholders which are set out in the Master Trust Deed.

        These covenants include the following.

        (a)     The Issuer shall act continuously as trustee of the Trust until the Trust is terminated as provided by the Master Trust Deed or the Issuer has retired or been removed from office in the manner provided under the Master Trust Deed.

        (b)     The Issuer shall:

                (i)     act honestly and in good faith and comply with all
                        relevant material laws in the performance of its duties
                        and in the exercise of its discretions under the Master
                        Trust Deed;

                (ii)    subject to the Master Trust Deed, exercise such
                        diligence and prudence as a prudent person of business
                        would exercise in performing its express functions and
                        in exercising its discretions under the Master Trust
                        Deed, having regard to the interests of the Class A
                        Noteholders, the Class B Noteholders, the Class C
                        Noteholders, the Beneficiaries and the other Creditors
                        of the Trust in accordance with its obligations under
                        the relevant Transaction Documents;

                (iii)   use its best endeavours to carry on and conduct its
                        business in so far as it relates to the Master Trust
                        Deed in a proper and efficient manner;

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                (iv)    keep, or ensure that the Manager keeps, accounting
                        records which correctly record and explain all amounts
                        paid and received by the Issuer;

                (v)     keep the Trust separate from each other trust which is
                        constituted under the Master Trust Deed and from its own
                        assets and account for assets and liabilities of the
                        Trust separately from those of other trusts constituted
                        under the Master Trust Deed and from its own assets and
                        liabilities;

                (vi)    do everything and take all such actions which are
                        necessary (including obtaining all appropriate
                        Authorisations which relate to it as trustee of the
                        Trust and taking all actions necessary to assist the
                        Manager to obtain all other appropriate Authorisations)
                        to ensure that it is able to exercise all its powers and
                        remedies and perform all its obligations under the
                        Master Trust Deed, the Transaction Documents and all
                        other deeds, agreements and other arrangements entered
                        into by the Issuer under the Master Trust Deed;

                (vii)   not, as Issuer, engage in any business or activity in
                        respect of the Trust except as contemplated or required
                        by the Transaction Documents;

                (viii)  except as contemplated or required by the Transaction
                        Documents, maintain an independent and arm's length
                        relationship with its related bodies corporate in
                        relation to dealings affecting the Trust;

                (ix)    except as contemplated or required by the Transaction
                        Documents, not, in respect of the Trust, guarantee or
                        become obligated for the debts of any other entity or
                        hold out its credit as being available to settle the
                        obligations of others;

                (x)     comply with the rules and regulations of any stock
                        exchange on which any Note is listed from time to time
                        (the STOCK EXCHANGE); and

                (xi)    within 45 days of notice from the Manager to do so,
                        remove any of its agents or delegates that breaches any
                        obligation imposed on the Issuer under the Master Trust
                        Deed or any other Transaction Document where the Manager
                        believes it will have a Material Adverse Effect.

        (c)     Except as provided in any Transaction Document (and other than the charge given to the Security Trustee), the Issuer shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any assets of the Trust (the TRUST ASSETS).

        (d)     The Issuer shall duly observe and perform the covenants and obligations of the Master Trust Deed and will be personally liable to the Servicer, the Noteholders, the Beneficiaries, the
                Note Manager or any other Creditors only if it is guilty of negligence, fraud or Default (as defined in Condition 15). The
                Issuer is not responsible for the acts or omissions of its agents or delegates (including persons referred to in clause
                17.6 of the Master Trust Deed) selected by the Issuer in good faith using reasonable care except where the Trustee expressly instructs the agent or delegate to do or omit to do the relevant act, if the Trustee is aware of the default and does not take the action available to it under the Transaction Documents to address the act or omission or where the Transaction Documents expressly provide that the Trustee is so liable.

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        (e)     The Issuer will open and operate certain bank accounts in
                accordance with the Master Trust Deed and the Supplementary
                Terms Notice.

        (f)     Subject to the Master Trust Deed and any Transaction Document to
                which it is a party, the Issuer shall act on all directions given to it by the Manager in accordance with the terms of the
                Master Trust Deed.

        (g)     The Issuer shall properly perform the functions which are
                necessary for it to perform under all Transaction Documents in respect of the Trust.

4.      INTEREST

--------------------------------------------------------------------------------

        (A)     PAYMENT DATES

                Each Class A-1 Note bears interest on its Invested Amount (as defined below) from and including 21 September 2006 or such later date as may be agreed between the Issuer and the
                Underwriters for the issue of the Class A-1 Notes (the CLOSING
                DATE). Interest in respect of the Class A-1 Notes will be
                payable quarterly in arrears on 15 November 2006 in respect of the period from (and including the Closing Date and ending on
                (but excluding) 15 November 2006 (the FIRST QUARTERLY PAYMENT
                DATE) and thereafter on each 15 February, 15 May, 15 August and
                15 November (each such date a QUARTERLY PAYMENT DATE). If any
                Quarterly Payment Date would otherwise fall on a day which is not a Business Day (as defined below), it shall be postponed to the next day which is a Business Day, unless it would thereby fall into the next calendar month, in which case the due date shall be brought forward to the immediately the preceding
                Business Day. The final Quarterly Payment Date will be the earlier of the Final Maturity Date and the Payment Date on which the Notes are redeemed in full.

                BUSINESS DAY in these Conditions means any day, other than a
                Saturday, Sunday or public holiday, on which Banks are open for business in London, New York, Sydney and The Trans-European
                Real-Time Gross Settlement Express Transfer (TARGET) System or
                any successor to it is open.

                The period beginning on (and including) the Closing Date and ending on (but excluding) the First Quarterly Payment Date, and each successive period beginning on (and including) a Quarterly
                Payment Date and ending on (but excluding) the next Quarterly
                Payment Date is called a QUARTERLY INTEREST PERIOD. Interest payable on a Class A-1 Note in respect of any Quarterly Interest
                Period or any other period will be calculated on the basis of the actual number of days in that Quarterly Interest Period and a 360 day year.

                Interest shall cease to accrue on any Class A-1 Note for the period from (and including):

                (i)     the date on which the Stated Amount (as defined in
                        Condition 5(a)) of that Class A-1 Note is reduced to
                        zero (provided that interest shall thereafter begin to
                        accrue from (and including) any date on which the Stated
                        Amount of the Class A-1 Note becomes greater than zero);
                        or

                (ii)    if the Stated Amount of the Class A-1 Note on the due
                        date for redemption is not zero, the due date for
                        redemption of the Class A-1 Note, unless, after the due
                        date for redemption payment of principal due is
                        improperly withheld or refused,

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                        following which interest shall continue to accrue on the
                        Invested Amount of the Class A-1 Note at the rate from
                        time to time applicable to the Class A-1 Notes until the
                        later of:

                        (A)     the date on which the moneys in respect of that
                                Class A-1 Note have been received by the Note
                                Trustee or the Principal Paying Agent and notice
                                to that effect is given in accordance with
                                Condition 12; and

                        (B)     the Stated Amount of that Class A-1 Note has
                                been reduced to zero, providing that interest
                                shall thereafter begin to accrue from (and
                                including) any date on which the Stated Amount
                                of that Class A-1 Note becomes greater than
                                zero.

        (B)     INTEREST RATE

                The rate of interest applicable from time to time to a Class of
                Notes (the INTEREST RATE) will be determined by the Calculation
                Agent on the basis of the following paragraphs.

                On the second LIBOR Business Day before the beginning of each
                Quarterly Interest Period (each an INTEREST DETERMINATION DATE), the Calculation Agent will determine LIBOR as described in the definition of LIBOR set out in clause 2.1 of the Supplementary
                Terms Notice.

                For the purposes of the foregoing paragraph, LIBOR Business Day means any day on which commercial banks are open for business
                (including dealings in foreign exchange and foreign currency deposits) in London.

                The Interest Rate applicable to the Class A-1 Notes for such
                Quarterly Interest Period shall be determined by the Calculation
                Agent in the manner set out in the definition of Interest Rate set out in clause 2.1 of the Supplementary Terms Notice.

                The applicable Margin on the Class A-1 Notes is as set out in clause 4.2 of the Supplementary Terms Notice.

                There is no maximum or minimum Interest Rate.

        (C)     DETERMINATION OF INTEREST RATE AND CALCULATION OF INTEREST

                The Calculation Agent will, as soon as practicable after 11:00 am (London time) on each Interest Determination Date, determine the Interest Rate applicable to, and calculate the amount of interest payable (the INTEREST) for the immediately succeeding
                Quarterly Interest Period. The Interest is calculated in
                accordance with clause 4.8 of the Supplementary Terms Notice.
                The determination of the Interest Rate and the Interest by the
                Calculation Agent shall (in the absence of manifest error) be final and binding upon all parties.

        (D)     NOTIFICATION AND PUBLICATION OF INTEREST RATE AND INTEREST

                The Calculation Agent will cause the Interest Rate and the
                Interest applicable to each Class A-1 Note for each Quarterly
                Interest Period and the relevant Quarterly Payment Date to be notified to the Issuer, the Manager, the Note Trustee and the
                Paying Agents.

                The Interest, Interest Rate and the relevant Quarterly Payment
                Date may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of a shortening of the Quarterly Interest Period.

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        (E)     DETERMINATION OR CALCULATION BY THE MANAGER

                If the Calculation Agent at any time for any reason does not determine the relevant Interest Rate or calculate the Interest for a Class A-1 Note, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Manager shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it reasonably considers to be fair and reasonable in all the circumstances.

        (F)     CALCULATION AGENT

                The Issuer will procure that, so long as any of the Class A-1
                Notes remains outstanding, there will, at all times, be a
                Calculation Agent. The Issuer, or the Manager with the consent of the Issuer (such consent not to be unreasonably withheld)
                reserves the right at any time to terminate the appointment of the Calculation Agent immediately on the occurrence of certain specified events or, otherwise, with the prior written approval of the Note Trustee, by giving not less than 60 days written notice to, inter alia, the Calculation Agent. Notice of that termination will be given to the Class A-1 Noteholders. If any person is unable or unwilling to continue to act as the
                Calculation Agent, or if the appointment of the Calculation
                Agent is terminated, the Issuer will, with the approval of the
                Note Trustee, appoint a successor Calculation Agent to act as such in its place, provided that neither the resignation nor removal of the Calculation Agent shall take effect until a successor approved by the Note Trustee has been appointed.

        (G)     INCOME DISTRIBUTION

                On each Monthly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the
                Issuer must pay or apply, or cause to be paid or applied, out of
                Total Available Funds, in relation to the Monthly Collection
                Period (defined below) ending immediately before that Monthly
                Payment Date, the amounts specified in clause 5.1(a) of the
                Supplementary Terms Notice in the order of priority specified in that clause.

                The Issuer shall only make a payment under any of the
                sub-paragraphs of clause 5.1(a) or clause 5.1(c) of the
                Supplementary Terms Notice if it is directed in writing by the
                Manager to do so and only to the extent that any Total Available
                Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

                The Issuer is required to make payments of interest to the Class
                A-1 Notes on each Quarterly Payment Date (as defined below) as more fully described in the Supplementary Terms Notice.

                Capitalised terms in this paragraph (g) have the same meaning given in the Supplementary Terms Notice unless otherwise defined in this document.

5.      REDEMPTION AND PURCHASE

--------------------------------------------------------------------------------

        Capitalised terms in this Condition 5 have the same meaning given in the
        Supplementary Terms Notice unless otherwise defined in this document.

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        (A)     MANDATORY REDEMPTION IN PART FROM PRINCIPAL COLLECTIONS AND
                APPORTIONMENT OF PRINCIPAL COLLECTIONS BETWEEN THE CLASS A-1
                NOTES, THE CLASS A-2 NOTES AND THE A$ NOTES

                The Class A-1 Notes shall be subject to mandatory redemption in part on any Quarterly Payment Date if on that date there are any
                Principal Collections available to be distributed in relation to such Class A-1 Notes. The principal amount so redeemable in respect of each Class A-1 Note prior to enforcement of the
                Security Trust Deed (each a PRINCIPAL PAYMENT) on any Quarterly
                Payment Date shall be the amount available for payment in
                respect of the Class A-1 Notes as set out in Condition 5(b) on
                the day which is two Business Days prior to the Quarterly
                Payment Date (the QUARTERLY DETERMINATION DATE) divided by the aggregate Invested Amount of all Class A-1 Notes, multiplied by the Invested Amount of that Note, provided always that no
                Principal Payment on a Class A-1 Note on any date may exceed the amount equal to the Invested Amount of that Class A-1 Note at that date less amounts charged off as at that date and not to be reinstated on the next Quarterly Payment Date, or to be charged off on the Quarterly Payment Date, as described in Condition
                5(c) (that reduced amount being the STATED AMOUNT of that Class
                A-1 Note).

                Notice of amounts to be redeemed will be provided by the Manager to the Issuer, the Calculation Agent, the Principal Paying Agent
                and the Note Trustee.

                Following notification of the amount to be redeemed for each
                Quarterly Payment Date, the Manager will determine the Bond
                Factor for the Class A-1 Notes as of such Quarterly Payment Date and will notify the Issuer, the Calculation Agent, the Principal
                Paying Agent and the Note Trustee of this amount and shall cause the Bond Factor to be published pursuant to Condition 12.

        (B)     PRINCIPAL ALLOCATIONS AND PAYMENTS ON NOTES

                On each Monthly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the
                Issuer must allocate or cause to be allocated or distribute or cause to be distributed out of relevant Principal Collections in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date the following amounts in the following order of priority:

                (i)     first, in the manner and order of priority set out in
                        clause 5.4 of the Supplementary Terms Notice;

                (ii)    then:

                        (A)     prior to the Stepdown Date, or at any time if a
                                Trigger Event is subsisting, in the manner and
                                order of priority set out in clause 5.5 of the
                                Supplementary Terms Notice; and

                        (B)     on and after the Stepdown Date, provided that no
                                Trigger Event is subsisting, in the manner and
                                order of priority set out in clause 5.6 of the
                                Supplementary Terms Notice.

                The Issuer shall only make a payment under any of sub-paragraphs of clause 5.4, 5.5 and 5.6 (as applicable) if it is directed in writing to do so by the Manager and only to the extent

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                that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

                The Issuer is also required to make certain payments out of
                Principal Collections (including allocating Principal Draws to
                Total Available Funds) on each Monthly Payment Date in
                accordance with the Supplementary Terms Notice.

        (C)     GENERAL

                No amount of principal will be paid to a Noteholder in excess of the Invested Amount applicable to the Notes held by that
                Noteholder.

        (D)     EXCESS AVAILABLE INCOME - REIMBURSEMENT OF CHARGE OFFS,
                PRINCIPAL DRAWS AND LIQUIDITY DRAWS

                (i)     General

                        On each Monthly Determination Date, the Manager must
                        determine, for a Monthly Collection Period, the amount
                        (if any) by which the Total Available Funds for the
                        Monthly Collection Period exceeds the Total Payments for
                        the Monthly Collection Period or, in relation to any
                        Monthly Collection Period, the end of which is
                        immediately followed by a Quarterly Payment Date, any
                        amounts retained or invested under clause 5.2(a) of the
                        Supplementary Terms Notice on the two immediately
                        preceding Monthly Payment Dates for application on that
                        Quarterly Payment Date (the EXCESS AVAILABLE INCOME).

                (ii)    Distribution of Excess Available Income

                        Subject to clause 5.2(b) of the Supplementary Terms
                        Notice, on each Quarterly Determination Date, the
                        Manager must apply any Excess Available Income for the
                        Quarterly Collection Period relating to that Quarterly
                        Determination Date in the order of priority specified in
                        clause 5.2(a) of the Supplementary Terms Notice.

        (E)     EXCESS DISTRIBUTION

                The Issuer must at the written direction of the Manager pay any
                Excess Distribution for a Quarterly Collection Period to the
                Residual Income Beneficiary on the relevant Quarterly Payment
                Date. Once paid to the Residual Income Beneficiary, the Issuer may not recover any Excess Distributions from the Residual
                Income Beneficiary other than in the circumstances specified in clause 5.3 of the Supplementary Terms Notice.

        (F)     US$ ACCOUNT

                The Issuer shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Issuer by the Currency
                Swap Provider under the Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement on behalf of the Issuer.

                If any of the Issuer, the Manager or the Servicer receive any amount denominated in US$ from the Currency Swap Provider under the Currency Swap, they will promptly pay that amount to the credit of the US$ Account.

                The Issuer shall, on the direction of the Manager, or shall require that the Paying Agent on its behalf, pay all amounts credited to the US$ Account by the Currency Swap Provider as

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                specified in clause 5.16 of the Supplementary Terms Notice, and in accordance with the Note Trust Deed and the Agency Agreement.

        (G)     CHARGE OFFS

                If the Principal Charge Offs for any Monthly Collection Period
                exceed the Excess Available Income calculated on the Monthly
                Determination Date for that Monthly Collection Period, the
                Manager must, on and with effect from the Monthly Payment Date immediately following the end of the Monthly Collection Period comply with clause 5.14 of the Supplementary Terms Notice.

        (H)     CALCULATION OF PRINCIPAL PAYMENTS AND STATED AMOUNT

                On (or as soon as practicable after) each Determination Date, the Manager shall calculate the amount of principal to be repaid or allocated (as the case may be) in respect of each Class A-1
                Note, on the next Payment Date following that Determination
                Date; (B) the Stated Amount, the Notional Stated Amount and the
                Invested Amount of each Note on the first day of the next
                following Payment Date (after deducting any principal due to be made or allocated (as the case may be) on the next Payment
                Date); and (C) the Bond Factor for each Class of Note on each
                Quarterly Determination Date in respect of the Collection Period ending before that Quarterly Determination Date.

                The Manager will notify the Issuer, the Note Trustee, the
                Principal Paying Agent and the Calculation Agent by not later than (or as soon as practicable after) the Determination Date immediately preceding the relevant Payment Date of each such determination and will immediately cause details of each of those determinations to be published in accordance with
                Condition 12 by one Business Day before the relevant Payment
                Date. If no Principal Payment is due to be made on or allocated to the Class A-1 Notes on any Payment Date a notice to this effect will be given to the Class A-1 Noteholders in accordance with Condition 12.

        (I)     CALL

                The Issuer must, when so directed by the Manager (at the
                Manager's option), purchase or redeem all, but not some only, of the Class A-1 Notes in accordance with, and in the circumstances specified in clause 7.1 of the Supplementary Terms Notice.

                Clause 7.1 of the Supplementary Terms Notice requires the Issuer to give not more than 60 nor less than 25 days' notice to the
                Class A-1 Noteholders of a repurchase under that section 7.1.

        (J)     REDEMPTION FOR TAXATION OR OTHER REASONS

                If the Manager satisfies the Issuer and the Note Trustee
                immediately prior to giving the notice referred to below that either (i) on the next Quarterly Payment Date the Issuer would be required to deduct or withhold from any payment of principal or interest in respect of the Class A-1 Notes or the Currency
                Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the
                Commonwealth of Australia or any of its political sub-divisions or any of its authorities or (ii) the total amount payable in respect of interest in relation to any of the Loans for a
                Quarterly Collection Period ceases to be

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                receivable (whether or not actually received) by the Issuer during such Quarterly Collection Period (but, for the avoidance of doubt, this paragraph (ii) does not apply to the failure by the Issuer to receive any interest on any Purchased Receivable merely by reason of the failure by the relevant Obligors to pay that interest in breach of the relevant Receivable Agreement), the Issuer must, when so directed by the Manager, at the
                Manager's option (subject to the provisos specified in clause
                7.1 of the Supplementary Terms Notice) redeem all, but not some only, of the Class A-1 Notes in accordance with clause 7.1 of the Supplementary Terms Notice.

        (K)     REDEMPTION ON FINAL MATURITY

                If not otherwise redeemed, the Class A-1 Notes will be redeemed at their Stated Amount on the Quarterly Payment Date falling in
                November 2037.

        (L)     CANCELLATION

                All Class A-1 Notes redeemed in full pursuant to the above provisions will be cancelled forthwith, and may not be resold or reissued.

        (M)     CERTIFICATION

                For the purposes of any redemption made pursuant to this
                Condition 5, the Note Trustee may rely upon an Officer's
                Certificate under the Note Trust Deed from the Manager on behalf of the Issuer certifying or stating the opinion of each person signing such certificate as:

                (i)     to the fair value (within 90 days of such release) of
                        the property or securities proposed to be released from
                        the Security Trust Deed;

                (ii)    that in the opinion of such person the proposed release
                        will not impair the security under the Security Trust
                        Deed in contravention of the provisions of the Security
                        Trust Deed or the Note Trust Deed; and

                (iii)   that the Issuer will be in a position to discharge all
                        its liabilities in respect of the relevant Class A-1
                        Notes and any amounts required under the Security Trust
                        Deed to be paid in priority to or pari passu with those
                        Class A-1 Notes,

                and such Officer's Certificate shall be conclusive and binding on the Trustee, the Note Trustee and the holders of those Class
                A-1 Notes.

6.      PAYMENTS

--------------------------------------------------------------------------------

        (A)     METHOD OF PAYMENT

                Any instalment of interest or principal, payable on any Class
                A-1 Note which is punctually paid or duly provided for by the
                Trustee to the Paying Agent on the applicable Payment Date or
                Maturity Date shall be paid to the person in whose name such
                Class A-1 Note is registered on the Record Date, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Class A-1 Notes have been issued
                pursuant to clause 3.3 of the Note Trust Deed, with respect to
                Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially such Clearing Agency to be DTC and such nominee to be

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                Cede & Co.), payment will be made by wire transfer in
                immediately available funds to the account designated by such nominee and except for the final instalment of principal payable with respect to such Class A-1 Note on a Payment Date or
                Maturity Date.

        (B)     INITIAL PRINCIPAL PAYING AGENT

                The initial Principal Paying Agent is The Bank of New York at its office at 101 Barclay Street, Floor 21 West, New York, New
                York 10286, United States of America or such other office as designated from time to time under the Agency Agreement.

        (C)     PAYING AGENTS

                The Issuer (or the Manager on its behalf with the consent of the
                Issuer, such consent not to be unreasonably withheld), may at any time (with the previous written approval of the Note
                Trustee) vary or terminate the appointment of any Paying Agent and appoint additional or other Paying Agents, provided that it will at all times maintain a Paying Agent having a paying office in New York City, and a Paying Agent having a paying office in the United Kingdom (which may be the same person) or such other jurisdiction as the Paying Agent, the Manager and the Trustee
                may agree from time to time. Notice of any such termination or appointment and of any change in the office through which any
                Paying Agent will act will be given in accordance with Condition
                12.

                The Manager shall procure that the Issuer maintains the
                appointment of, if a withholding tax is imposed on a payment made by a paying agent pursuant to European Council Directive
                2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council Meeting of 26-27 November 2000, a Paying
                Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to any such directive or any law implementing or complying with, or introduced to conform with, such directive.

        (D)     PAYMENT ON BUSINESS DAYS

                Payments in respect of any amount of principal or Interest in respect of any Class A-1 Note shall be made on a Business Day.
                If the due date for payment of any amount of principal or
                Interest in respect of any Class A-1 Note is not a Business Day then payment will not be made until the next succeeding Business
                Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day and the holder of that Class A-1 Note shall not be entitled to any further interest or other payment in respect of that delay.

        (E)     INTEREST

                If Interest is not paid in respect of a Class A-1 Note on the date when due and payable (other than because the due date is not a Business Day), that unpaid Interest shall itself bear interest at the Interest Rate applicable from time to time to the Class A-1 Notes until the unpaid Interest, and interest on it, is available for payment and notice of that availability has been duly given in accordance with Condition 12.

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7.      TAXATION

--------------------------------------------------------------------------------

        All payments in respect of the Class A-1 Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer or any
        Paying Agent is required by applicable law to make any such payment in respect of the Class A-1 Notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature. In that event the Issuer or that Paying Agent (as the case may be) shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer nor any Paying Agent will be obliged to make any additional payments to
        Class A-1 Noteholders in respect of that withholding or deduction.

8.      PRESCRIPTION

--------------------------------------------------------------------------------

        A Class A-1 Note shall become void in its entirety unless surrendered for payment within ten years of the Relevant Date in respect of any payment on it the effect of which would be to reduce the Stated Amount
        (in the case of final maturity, if applicable) or the Invested Amount of that Class A-1 Note to zero. After the date on which a Class A-1 Note becomes void in its entirety, no claim may be made in respect of it.

        As used in these Conditions, the RELEVANT DATE means the date on which a payment first becomes due but, if the full amount of the money payable has not been received by the Principal Paying Agent or the Note Trustee on or prior to that date, it means the date on which, the full amount of such money having been so received, notice to that effect is duly given by the Principal Paying Agent in accordance with Condition 12.

9.      EVENTS OF DEFAULT

--------------------------------------------------------------------------------

        Clause 8.1 of the Security Trust Deed sets out which events constitute an Event of Default (whether or not it is within the control of the
        Issuer) for the purpose of these Conditions and the Security Trust Deed.

        In the event that the security constituted by the Security Trust Deed becomes enforceable following an event of default under the Notes any funds resulting from the realisation of such security shall be applied in accordance with the order of priority of payments as stated in the
        Security Trust Deed.

10.     ENFORCEMENT

--------------------------------------------------------------------------------

        At any time after an Event of Default occurs, the Security Trustee shall
        (subject to being appropriately indemnified), if so directed by (a) the
        Noteholder Mortgagees (as defined in the Security Trust Deed) alone, where the Noteholder Mortgagees are the only Voting Mortgagees, or otherwise (b) an "Extraordinary Resolution of the Voting Mortgagees"
        (being 75% of votes capable of being cast by Voting Mortgagees present in person or by proxy of the relevant meeting or a written resolution signed by all Voting Mortgagees - which includes the Note Trustee on behalf of Class A-1 Noteholders, but not, unless the Note Trustee has become bound to take steps and/or proceed under the Security Trust Deed and fails to do so within a reasonable period of time and such

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        failure is continuing, the Class A-1 Noteholders themselves), declare the Class A Notes immediately due and payable and declare the security to be enforceable. If an Extraordinary Resolution of Voting Mortgagees
        referred to above elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the Security Trustee could enforce, the Noteholder Mortgagees (in the case of the Class A-1
        Noteholders, as represented by the Note Trustee acting at the direction of the Class A-1 Noteholders) may nevertheless direct the Security
        Trustee to enforce the Security Trust Deed on behalf of the Noteholders.

        VOTING MORTGAGEE has the meaning given to it in the Supplementary Terms
        Notice.

        Any reference to the Noteholder Mortgagees while they are the only
        Voting Mortgagees or where their consent is required under the Security
        Trust Deed in relation to a direction or act of the Security Trustee, means Noteholder Mortgagees representing more than 50% of the aggregate
        Invested Amount of the Class A-1 Notes, the Class A-2 Notes and the A$
        Notes.

        Subject to being indemnified in accordance with the Security Trust Deed, the Security Trustee shall take all action necessary to give effect to any direction by the Noteholder Mortgagees where they are the only
        Voting Mortgagees or to any Extraordinary Resolution of the Voting
        Mortgagees and shall comply with all directions given by the Note
        Trustee where it is the only Voting Mortgagee or contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees in
        accordance with the Security Trust Deed.

        No Class A-1 Noteholder is entitled to enforce the Security Trust Deed or to appoint or cause to be appointed a receiver to any of the assets secured by the Security Trust Deed or otherwise to exercise any power conferred by the terms of any applicable law on chargees except as provided in the Security Trust Deed.

        If any of the Class A-1 Notes remains outstanding and is due and payable otherwise than by reason of a default in payment of any amount due on the Class A-1 Notes, the Note Trustee must not vote under the Security
        Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property unless either:

        (a)     the Note Trustee is of the opinion, reached after considering at any time the advice of a merchant bank or other financial
                adviser selected by the Note Trustee in its sole and absolute discretion (the cost of such advice shall be an Expense payable to the Note Trustee), that a sufficient amount would be realised to discharge in full all amounts owing to the Class A-1
                Noteholders and any other amounts payable by the Issuer ranking in priority to or pari passu with the Class A-1 Notes; or

        (b)     the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee in its sole and absolute discretion (the cost of such advice shall be an
                Expense payable to the Note Trustee), that the cash flow
                receivable by the Issuer (or the Security Trustee under the
                Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the
                Issuer, to discharge in full in due course all the amounts referred to in paragraph (a) above.

        Except in the case of negligence, fraud or breach of trust (in the case of the Security Trustee) or negligence, fraud or wilful default (in the case of the Note Trustee), neither the Note Trustee nor the Security
        Trustee will be liable for any decline in the value, nor any loss realised upon any sale or

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        other dispositions made under the Security Trust Deed, of any Mortgaged
        Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the
        Issuer or any third party in respect of the Issuer or the Class A-1
        Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee shall be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with the
        Note Trust deed or the Security Trust Deed, as the case may be.

        Subject to the provisions of the Note Trust Deed (including clause
        37.2), the Note Trustee shall not be bound to vote under the Security
        Trust Deed, or otherwise direct the Security Trustee under the Security
        Trust Deed or to take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with the Security Trust
        Deed, the Note Trust Deed or any Class A-1 Notes on behalf of the Class
        A-1 Noteholders unless directed or requested to do so by an
        Extraordinary Resolution of the Class A-1 Noteholders at the time (or such higher percentage as may be required by the TIA); and then only if the Note Trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

        Only the Security Trustee may enforce the provisions of the Security
        Trust Deed and neither the Note Trustee nor any Class A-1 Noteholder is entitled to proceed directly against the Issuer to enforce the performance of any of the provisions of the Security Trust Deed or the
        Class A-1 Notes (including these Conditions) except as provided for in the Security Trust Deed and the Note Trust Deed.

        The rights, remedies and discretions of the Class A-1 Noteholders under the Security Trust Deed including all rights to vote or give instructions or consent can only be exercised by the Note Trustee on behalf of the Class A-1 Noteholders in accordance with the Security
        Trust Deed. The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of the Class A-1 Noteholders from time to time and need not enquire whether the Note Trustee or the Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee. The Security Trustee is not obliged to take any action, give any consent or waiver or make any determination under the Security Trust Deed without being directed to do so by the
        Note Trustee or the Voting Mortgagees in accordance with the Security
        Trust Deed.

        Prior to the Security Trustee becoming actually aware of the occurrence of an Event of Default and provided that it has been indemnified in accordance with the Security Trust Deed, the Security Trustee may enforce the Security Trust Deed without an Extraordinary Resolution of the Voting Mortgagees if it believes (in its absolute discretion) that it is necessary to do so to protect the interests of the Mortgagees
        (provided that it shall enforce the Security Trust Deed if so directed by an Extraordinary Resolution of the Voting Mortgagees).

        Upon enforcement of the security created by the Security Trust Deed, the net proceeds thereof may be insufficient to pay all amounts due on redemption to the Noteholders. The proceeds from enforcement (which will not include amounts required by law to be paid to the holder of any prior ranking security interest and the proceeds of cash collateral lodged with and payable to a Swap Provider or other provider of a
        Support Facility (as defined in the Master Trust Deed)) will be applied in the order of priority as set out in the Security Trust Deed. Any claims of Noteholders

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        remaining after realisation of the security and application of the proceeds as aforesaid shall, except in certain limited circumstances, be extinguished.

11.     REPLACEMENTS OF CLASS A-1 NOTES

-------------------------------------------------------------------------------

        If any Class A-1 Note is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Principal Paying Agent located at 101 Barclay Street, Floor 21 West, New York, New York 10286,
        United States of America or such other office as may be designated from time to time under the Agency Agreement, upon payment by the claimant of the expenses incurred in connection with that replacement and on such terms as to evidence and indemnity as the Issuer may reasonably require.
        Mutilated or defaced Class A-1 Notes must be surrendered before replacements will be issued.

12.     NOTICES

-------------------------------------------------------------------------------

        All notices, other than notices given in accordance with the following paragraph, to Class A-1 Noteholders shall be deemed given if in writing and mailed, first-class, postage prepaid to each Class A-1 Noteholder, at his or her address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

        In any case where notice to Class A-1 Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Class A-1 Noteholder shall affect the sufficiency of such notice with respect to other Class A-1 Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

        A notice may be waived in writing by the relevant Class A-1 Noteholder, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Class A-1 Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        Any such notice shall be deemed to have been given on the date such notice is deposited in the mail.

        In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Class A-1 Noteholders when such notice is required to be given, then any manner of giving such notice as the Trustee shall direct (on the instructions of the Trust
        Manager) the Note Trustee shall be deemed to be a sufficient giving of such notice.

        Any notice required to be given by the Principal Paying Agent at any time shall be deemed to have been duly given if the information contained in such notice appears on the relevant page of the Reuters
        Screen, on the Website (as defined below) or such other similar electronic reporting service as may be approved by the Note Trustee and notified to Class A-1 Noteholders (the RELEVANT SCREEN). Any such notice shall be deemed to have been given on the first date on which such information appeared on the Relevant Screen. If it is impossible or impracticable to give notice in accordance with this paragraph then notice of the matters referred to in this Condition shall be given in accordance with the preceding paragraph.

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        WEBSITE means the website at the following address:

                      HTTPS://WWW.BNYINVESTORREPORTING.COM

        or such other website as the Principal Paying Agent shall notify the
        Note Trustee, the Trustee, the Manager and the Class A-1 Noteholders, in
        accordance with this Condition, from time to time.

        All consents and approvals in these Conditions are to be given in writing.

13.     MEETINGS OF VOTING MORTGAGEES AND MEETINGS OF CLASS A-1 NOTEHOLDERS;
        MODIFICATIONS; CONSENTS; WAIVER

--------------------------------------------------------------------------------

        The Security Trust Deed contains provisions for convening meetings of the Voting Mortgagees to, among other things, enable the Voting
        Mortgagees to direct or consent to the Security Trustee taking or not taking certain actions under the Security Trust Deed, for example to enable the Voting Mortgagees to direct the Security Trustee to enforce the Security Trust Deed.

        The Note Trust Deed contains provisions permitting Class A-1 Noteholders to act in relation to any matter affecting their interests, including the directing of the Note Trustee to direct the Security Trustee to enforce the security under the Security Trust Deed, or the sanctioning by Extraordinary Resolution of the Class A-1 Noteholders of a
        modification of the Class A-1 Notes (including these Conditions) or the provisions of any of the Transaction Documents, provided that no modification of certain terms including, among other things, the date of maturity of the Class A-1 Notes, or a modification which would have the effect of altering the amount of interest payable in respect of a Class
        A-1 Note or modification of the method of calculation of the interest payable or of the date for payment of or interest payable in respect of any Class A-1 Notes, reducing or cancelling the amount of principal payable in respect of any Class A-1 Notes or altering the currency of payment of any Class A-1 Notes or an alteration of the date or priority of redemption of, the Class A-1 Notes or altering the required percentage of the aggregate Invested Amount of the Class A-1 Notes required to consent or take any action, or an election to receive the
        Stated Amount of the Notes instead of the Invested Amount in the event of a call under Condition 5(i) or 5(j), or any other matter referred to in clause 37.2 of the Note Trust Deed needing the approval of all holders of Class A-1 Notes (any such modification being referred to below as a BASIC TERMS MODIFICATION) shall be effective unless sanctioned by all of the Class A-1 Noteholders. The quorum at any meeting of Class A-1 Noteholders for passing an Extraordinary Resolution shall be two or more persons holding or representing over 50% of the aggregate Invested Amount of the Class A-1 Notes then outstanding or, at any adjourned meeting, two or more persons being or representing Class
        A-1 Noteholders whatever the aggregate Invested Amount of the Class A-1
        Notes so held or represented, except that, at any meeting the business of which includes the sanctioning of a Basic Terms Modification, the necessary quorum for passing any such resolution shall be all of the
        Class A-1 Noteholders. The Note Trust Deed contains provisions limiting the powers of the Class A-1 Noteholders, among other things, to request or direct the Note Trustee to take any action or to pass an effective
        Extraordinary Resolution or a resolution passed under clause 37.2, according to the effect thereof on the interests of the Class A-1
        Noteholders. Except in certain circumstances, the Note Trust Deed imposes no such limitations on the powers of the Class A-1 Noteholders, the exercise of which will be binding on the Class A-1 Noteholders, irrespective of the effect on their interests. An Extraordinary
        Resolution or resolution effecting a Basic Terms Modification passed at any meeting of Class A-1 Noteholders

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        shall be binding on all Class A-1 Noteholders, whether or not they are present at the meeting. The majority required for an Extraordinary
        Resolution shall be 75% of the votes cast in respect of that
        Extraordinary Resolution.

        The Note Trust Deed permits the Note Trustee, the Manager and the
        Trustee to, following the giving of notice to each Designated Rating
        Agency, alter, add to or modify, by way of supplemental deed, the Note
        Trust Deed (including the meeting and amendment provisions), the
        Conditions (subject to the proviso more fully described in clause 37.2 of the Note Trust Deed or any other terms of that deed or the Conditions to which it refers) or any Transaction Document so long as that alteration, addition or modification is:

        o       to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

        o       in the opinion of the Note Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Agency;

        o       in the opinion of the Note Trustee appropriate or expedient as a consequence of a change to any law or regulation or a change in the requirements of any Government Agency (including, but not limited to, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an
                amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental
                announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

        o       in the opinion of the Note Trustee not materially prejudicial to the interests of the Class A-1 Noteholders as a whole,

        and is undertaken in a manner and to the extent, permitted by the
        Transaction Documents.

        Subject to clause 37.2 of the Note Trust Deed, where, in the opinion of the Note Trustee, a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to above, is materially prejudicial or likely to be materially prejudicial to the interests of Class A-1 Noteholders as a whole or any
        Class of Class A-1 Noteholders, the Note Trustee, the Manager and the
        Trustee may make that alteration, addition or modification only if sanctioned in writing by holders of at least 75% of the aggregate
        Invested Amount of the Class A-1 Notes.

        The Note Trustee may also, in accordance with the Note Trust Deed and without the consent of the Class A-1 Noteholders (but not in contravention of an Extraordinary Resolution or a resolution passed in accordance with clause 37.2 of the Note Trust Deed), waive or authorise any breach or proposed breach of the Class A-1 Notes (including these
        Conditions) or any Transaction Document or determine that any Event of
        Default or any condition, event or act which with the giving of notice and/or lapse of time and/or the issue of a certificate would constitute an Event of Default shall not, or shall not subject to specified conditions, be treated as such. Any such modification, waiver, authorisation or determination shall be binding on the Class A-1
        Noteholders and, if, but only if, the Note Trustee so requires, any such modification shall be notified to the Class A-1 Noteholders in accordance with Condition 12 as soon as practicable.

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        The Manager shall distribute to all Class A-1 Noteholders and the
        Designated Rating Agencies a copy of any amendments made in accordance with the procedure described in that clause 19 of the Note Trust Deed and under the relevant Condition 12 as soon as reasonably practicable after the amendment has been made.

        Any amendment made will be binding on the Class A-1 Noteholders.

14.     INDEMNIFICATION AND EXONERATION OF THE NOTE TRUSTEE AND THE SECURITY
        TRUSTEE

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        (a)     The Note Trust Deed and the Security Trust Deed contain
                provisions for the indemnification of the Note Trustee and the
                Security Trustee (respectively) and for their relief from
                responsibility, including provisions relieving them from taking proceedings to realise the security and to obtain repayment of the Class A-1 Notes unless indemnified to their satisfaction.
                Each of the Note Trustee and the Security Trustee is entitled to enter into business transactions with the Issuer and/or any other party to the Transaction Documents without accounting for any profit resulting from such transactions. Except in the case of negligence, fraud or breach of trust (in the case of the
                Security Trustee) or negligence, fraud, or wilful default (in the case of the Note Trustee), neither the Security Trustee nor the Note Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets
                secured by the Security Trust Deed, Mortgaged Property or any
                deeds or documents of title thereto, being uninsured or
                inadequately insured or being held by or to the order of the
                Servicer or any of its affiliates or by clearing organisations or their operators or by any person on behalf of the Note
                Trustee if prudently chosen in accordance with the Transaction
                Documents.

        (b)     Where the Note Trustee is required to express an opinion or make a determination or calculation under the Transaction Documents, the Note Trustee may appoint or engage such independent advisers as the Note Trustee reasonably requires to assist in the giving of that opinion or the making of that determination or
                calculation and any properly incurred costs and expenses payable to those advisers will be reimbursed to the Note Trustee by the
                Issuer or if another person is expressly stated in the relevant provision in a Transaction Document, that person.

15.     LIMITATION OF LIABILITY OF THE ISSUER

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        (A)     GENERAL

                Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Issuer in relation to the Class A-1
                Notes.

        (B)     LIABILITY OF ISSUER LIMITED TO ITS RIGHT OF INDEMNITY

                (i)     The Issuer enters into the Transaction Documents and
                        issues the Notes only in its capacity as trustee of the
                        Trust and in no other capacity (except where the
                        Transaction Documents provide otherwise). Subject to
                        paragraph (iii) below, a liability arising under or in
                        connection with the Transaction Documents or the

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                        Trust can be enforced against the Issuer only to the
                        extent to which it can be satisfied out of the assets
                        and property of the Trust which are available to satisfy
                        the right of the Issuer to be exonerated or indemnified
                        for the liability. This limitation of the Issuer's
                        liability applies despite any other provision of the
                        Transaction Documents and extends to all liabilities and
                        obligations of the Issuer in any way connected with any
                        representation, warranty, conduct, omission, agreement
                        or transaction related to the Transaction Documents or
                        the Trust.

                (ii)    Subject to paragraph (iii) below, no person (including
                        any Relevant Party) may take action against the Issuer
                        in any capacity other than as trustee of the Trust or
                        seek the appointment of a receiver (except under the
                        Security Trust Deed), or a liquidator, an administrator
                        or any similar person to the Issuer or prove in any
                        liquidation, administration or arrangement of or
                        affecting the Issuer.

                (iii)   The provisions of this Condition 15 shall not apply to
                        any obligation or liability of the Issuer to the extent
                        that it is not satisfied because under a Transaction
                        Document or by operation of law there is a reduction in
                        the extent of the Issuer's indemnification or
                        exoneration out of the assets of the Trust as a result
                        of the Issuer's fraud, negligence or Default.

                (iv)    It is acknowledged that the Relevant Parties are
                        responsible under the Transaction Documents for
                        performing a variety of obligations relating to the
                        Trust. No act or omission of the Issuer (including any
                        related failure to satisfy its obligations under the
                        Transaction Documents) will be considered fraud,
                        negligence or Default of the Issuer for the purpose of
                        paragraph (iii) of this Condition 15 to the extent to
                        which the act or omission was caused or contributed to
                        by any failure by any Relevant Party or any person who
                        has been delegated or appointed by the Issuer in
                        accordance with the Transaction Documents to fulfil its
                        obligations relating to the Trust or by any other act or
                        omission of a Relevant Party or any such person.

                (v)     In exercising their powers under the Transaction
                        Documents, each of the Issuer, the Security Trustee and
                        the Noteholders must ensure that no attorney, agent,
                        delegate, receiver or receiver and manager appointed by
                        it in accordance with a Transaction Document has
                        authority to act on behalf of the Issuer in a way which
                        exposes the Issuer to any personal liability and no act
                        or omission of any such person will be considered fraud,
                        negligence or Default of the Issuer for the purpose of
                        paragraph (iii).

                (vi)    In this Condition 15, RELEVANT PARTIES means each of the
                        Manager, the Servicer, the Calculation Agent, each
                        Paying Agent, the Note Registrar, the Note Trustee, the
                        Custodian, the Basis Swap Provider, the Fixed-Floating
                        Rate Swap Provider and the Currency Swap Provider and
                        any other provider of a Support Facility.

                (vii)   In this Condition 15, DEFAULT means a failure by the
                        Issuer to comply with an obligation which is expressly
                        imposed on it by the terms of a Transaction Document or
                        a written direction given by the Manager in accordance
                        with a Transaction Document (and in terms which are
                        consistent with the requirements of the Transaction
                        Documents) in circumstances where the Transaction
                        Documents

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                        require or contemplate that the Issuer will comply with
                        that direction; in each case within any period of time
                        specified in, or contemplated by, the relevant
                        Transaction Document for such compliance. However, it
                        will not be the Default of the Issuer if the Issuer does
                        not comply with an obligation or direction where the
                        Note Trustee or the Security Trustee directs the Issuer
                        not to comply with that obligation or direction.

                (viii)  Nothing in this clause limits the obligations expressly imposed on the Issuer under the Transaction Documents.

16.     GOVERNING LAW

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        Except for:

        (a)     the Subscription Agreement for the Class A-1 Notes (as defined in the Supplementary Terms Notice) which is governed by the law of the State of New York;

        (b)     the Subscription Agreement for the Class A-2 Notes (as defined in the Supplementary Terms Notice) which is governed by the law of England; and

        (c)     the administration of the Note Trust (as defined in the Note
                Trust Deed), including the exercise of the Note Trustee's powers under clause 13 of the Note Trust Deed, which are both governed by the law of the State of New York and in the event of any inconsistency between the operation of the law of New South
                Wales, Australia and the Law of the State of New York in respect of the application of those powers, the law of the State of New
                York will prevail to the extent of the inconsistency,

        the Class A-1 Notes and the Relevant Documents are governed by, and shall be construed in accordance with, the laws of New South Wales,
        Australia.

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              SUMMARY OF PROVISIONS RELATING TO THE CLASS A-1 NOTES
                            WHILE IN BOOK-ENTRY FORM

Each Class A-1 Note will initially be represented by typewritten book-entry notes (the BOOK-ENTRY NOTES), without coupons, in the principal amount of
US$1,200,000,000. The Book-Entry Notes will be deposited with the Common
Depositary for DTC on or about the Closing Date. Upon deposit of the Book-Entry
Notes with the Common Depositary, DTC will credit each investor in the Class A-1
Notes with a principal amount of Class A-1 Notes for which it has subscribed and paid.

The Book-Entry Note will be exchangeable for definitive Class A-1 Notes in certain circumstances described below.

Each person who is shown in the Note Register as the holder of a particular principal amount of Class A-1 Notes will be entitled to be treated by the Issuer and the Note Trustee as a holder of such principal amount of Class A-1 Notes and the expression Class A-1 Noteholder shall be construed accordingly, but without prejudice to the entitlement of the holder of the Book-Entry Note to be paid principal and interest thereon in accordance with its terms. Such persons shall have no claim directly against the Issuer in respect of payment due on the Class
A-1 Notes for so long as the Class A-1 Notes are represented by a Book-Entry
Note and the relevant obligations of the Issuer will be discharged by payment to the registered holder of the Book-Entry Note in respect of each amount so paid.

(A)     PAYMENTS

Interest and principal on each Book-Entry Note will be payable by the Principal
Paying Agent to the Common Depositary.

Each of the persons appearing from time to time as the beneficial owner of a
Class A-1 Note will be entitled to receive any payment so made in respect of that Class A-1 Note in accordance with the respective rules and procedures of
DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A-1 Notes which must be made by the holder of the relevant Book-Entry Note, for so long as such Book-Entry Note is outstanding.

A record of each payment made on a Book-Entry Note, distinguishing between any payment of principal and any payment of interest, will be recorded in the Note
Register by the Principal Paying Agent and such record shall be prima facie evidence that the payment in question has been made.

(B)     EXCHANGE

The Book-Entry Note will be exchangeable for definitive Class A-1 Notes only if:

(i)     the Trust Manager advises the Principal Paying Agent in writing that the
        Clearing Agency is no longer willing or able properly to discharge its responsibilities with respect to the Class A-1 Notes or the Clearing
        Agency ceases to carry on business, and the Trust Manager is unable to located a qualified successor; or

(ii)    after the occurrence of an Event of Default the Class A-1 Note Owner's representing beneficial interests aggregating to at least a majority of the aggregate Invested Amount of the Class A-1 Notes advise the
        Principal Paying Agent and Issuer through the Clearing Agency in writing that the

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        continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Class A-1 Note Owners,

then the Principal Paying Agent shall notify all Class A-1 Note Owners and the
Issuer of the occurrence of any such event and of the availability of Definitive
Class A-1 Notes to Class A-1 Note Owners requesting the same. Upon the surrender of the Book-Entry Notes to the Issuer by the Clearing Agency, and the delivery by the Clearing Agency of the relevant registration instructions to the Issuer, the Issuer shall execute and procure the Principal Paying Agent to authenticate the Definitive Class A-1 Notes in accordance with the instructions of the
Clearing Agency.

(C)     NOTICES

So long as the Notes are represented by the Book-Entry Note and the same is/are held on behalf of the Clearing Agency, notices to Class A-1 Noteholders may be given by delivery of the relevant notice to the Clearing Agency for communication by them to entitled account holders in substitution for delivery to each Class A-1 Noteholder as required by the Conditions.

(D)     CANCELLATION

Cancellation of any Class A-1 Note required by the Conditions will be effected by reduction in the principal amount of the relevant Book-Entry Note.

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SCHEDULE 3

FORM OF CLASS A-2 BOOK-ENTRY NOTE

--------------------------------------------------------------------------------

THIS CLASS A-2 BOOK-ENTRY NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE
SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW,
PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE
COMMENCEMENT OF THE OFFERING OF THE CLASS A-2 NOTES, MAY NOT BE OFFERED, RESOLD,
PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES, OR FOR THE ACCOUNT OR
BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT)
EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE
UNITED STATES.

THIS CLASS A-2 BOOK-ENTRY NOTE IS A GLOBAL BOND FOR THE PURPOSES OF SECTION
128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

REGISTERED                            ISIN No ..................    XS0268688669

                                      Common Code ..............    026868866

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                              (ABN 81 004 029 841)

             (a limited liability company incorporated in Australia)

      in its capacity as trustee of the Crusade Global Trust No. 2 of 2006

                            CLASS A-2 BOOK-ENTRY NOTE

                                  representing

                                (euro)450,000,000

     Class A-2 Mortgage Backed Floating Rate Notes Due on the Final Maturity
                         Date falling in November 2037

This Note is a Class A-2 Book-Entry Note without principal or interest in respect of a duly authorised issue of Notes of Perpetual Trustees Consolidated
Limited in its capacity as trustee of the Crusade Global Trust No. 2 of 2006
(the "TRUST") (the "ISSUER"), designated as specified in the title above (the
"NOTES"), in an initial aggregate principal amount of

                                (euro)450,000,000

and (a) constituted by a Master Trust Deed (the "MASTER TRUST DEED") dated 14
March 1998 between the Issuer, St.George Bank Limited and Crusade Management
Limited (the "MANAGER"), by a Supplementary Terms Notice (the "SUPPLEMENTARY
TERMS NOTICE") dated on or about 19 September 2006 between (among

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others) the Issuer, the Security Trustee (as defined herein), St.George
Custodial Pty Limited, The Bank of New York (the note trustee for the time being referred to as the "NOTE TRUSTEE") as trustee for the holders for the time being of the Class A-2 Notes (the "CLASS A-2 NOTEHOLDERS") and the Manager, and by the
Conditions; (b) issued subject to a Note Trust Deed dated 19 September 2006 (the
"NOTE TRUST DEED") between (among others) the Issuer, the Manager and the Note
Trustee; and (c) secured by a Security Trust Deed (the "SECURITY TRUST DEED")
dated 14 September 2006 between the Issuer, the Manager, P.T. Limited (ABN 67
004 454 666) (the "SECURITY TRUSTEE") which expression shall include its successor for the time being as security trustee under the Security Trust Deed)
and the Note Trustee. References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class A-2 Notes set out in Schedule 4 to the Note Trust Deed but with the deletion of those provisions which are applicable only to Class A-2 Notes in definitive form.
Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Class A-2 Notes under clause 3.4 of the Note Trust Deed, this Class A-2 Book-Entry Note will be exchanged in whole at the offices of the Principal Paying Agent at 48th Floor, 1 Canada Square,
London E14 5AL, United Kingdom (or such other place outside Australia and any of its territories and possessions and other areas subject to its jurisdiction as the Note Trustee may agree) for Definitive Class A-2 Notes and the Issuer shall procure that the Principal Paying Agent issues and delivers, in full exchange for this Class A-2 Book-Entry Note, Definitive Class A-2 Notes in aggregate principal amount equal to the principal amount of all Class A-2 Notes represented by this Class A-2 Book-Entry Note. The Issuer is not obliged to issue Definitive Class A-2 Notes until the later of:

(a)     the expiry of 40 days after the later of the Note Issue Date and the date on which the relevant Class A-2 Notes are first offered to persons other than distributors in reliance on Regulation S of the Securities
        Act 1933, as amended; and

(b)     30 days after it becomes aware of the occurrence of the relevant event or request in clause 3.4(a) of the Note Trust Deed.

If the Issuer fails to meet its obligations to issue Definitive Class A-2 Notes, this shall be without prejudice to the Issuer's obligations with respect to the
Class A-2 Notes under the Note Trust Deed, the Master Trust Deed, the
Supplementary Terms Notice and this Class A-2 Book-Entry Note.

The Issuer, in its capacity as trustee of the Trust, subject to this Class A-2
Book-Entry Note and subject to and in accordance with the Conditions and the
Note Trust Deed promises to pay to The Bank of New York Depository (Nominees)
Limited, or registered assigns of this Class A-2 Book-Entry Note the principal sum of (euro)450,000,000 (four hundred and fifty million Euros) or such lesser amount as may from time to time be represented by this Class A-2 Book-Entry Note
(or such part of that amount as may become repayable under the Conditions, the
Supplementary Terms Notice and the Note Trust Deed) on such date(s) that principal sum (or any part of it) becomes repayable in accordance with the
Conditions, the Supplementary Terms Notice and the Note Trust Deed and to pay
interest in arrears on each Quarterly Payment Date (as defined in Condition 4)
on the Invested Amount of this Class A-2 Book-Entry Note at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Class A-2 Book-Entry Note, the
Conditions, the Supplementary Terms Notice and the Note Trust Deed, which shall be binding on the registered holder of this Class A-2 Book-Entry Note (as if references in the Conditions to the Notes and the Noteholders were references to this Class A-2 Book-Entry Note and the

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registered holder of this Class A-2 Book-Entry Note respectively and as if the same had been set out in this Class A-2 Book-Entry Note in full with all necessary changes, except as otherwise provided in this Class A-2 Book-Entry
Note).

Payments of interest on this Class A-2 Book-Entry Note payable on each Quarterly
Payment Date, together with the instalment of principal, if any, shall be payable by the Principal Paying Agent to the registered holder of the Class A-2
Notes provided that no payment of interest may be made by the Issuer or any
Paying Agent in the Commonwealth of Australia or its respective territories or possessions. Each of the persons appearing from time to time in the records of
Euroclear Bank S.A./N.V., as operator of Euroclear, or of Clearstream Banking,
Societe Anonyme, as the holder of a beneficial interest in the Class A-2 Note will be entitled to receive any payment so made in respect of that Class A-2
Note in accordance with the respective rules and procedures of Euroclear or, as the case may be, Clearstream, Luxembourg. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A-2 Notes which must be made by the registered holder of this Class A-2 Book-Entry Note, for so long as this Class A-2 Book-Entry Note is outstanding.

On any payment of principal and/or interest on the Class A-2 Notes as set out above details of that payment shall be endorsed by or on behalf of the Issuer in the Note Register and, in the case of payments of principal, the Invested Amount of the Class A-2 Notes shall be reduced for all purposes by the amount so paid and endorsed in the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

If the Issuer is obliged to issue Definitive Class A-2 Notes under clause 3.4 of the Note Trust Deed, the Book-Entry Notes will be surrendered to the Trustee by the Clearing Agency and the Clearing Agency will deliver the relevant registration instructions to the Trustee. Definitive Class A-2 Notes shall be executed by the Trustee and authenticated by the Principal Paying Agent and delivered as per the instructions of the Clearing Agency.

The Definitive Class A-2 Notes to be issued on that exchange will be in registered form each in the denomination of (euro)100,000 and integral multiples thereof. If the Issuer fails to meet its obligations to issue Definitive Class
A-2 Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the
Supplementary Terms Notice and this Class A-2 Book-Entry Note.

On an exchange of this Class A-2 Book-Entry Note, this Class A-2 Book-Entry Note shall be surrendered to the Principal Paying Agent.

This Class A-2 Book-Entry Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an
Authorised Signatory of the Principal Paying Agent (as defined in the
Supplementary Terms Notice).

This Class A-2 Book-Entry Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Class A-2 Book-Entry Note to be signed manually or in facsimile by a person duly authorised on its behalf.

Perpetual Trustees Consolidated Limited in its capacity as trustee of the
Crusade Global Trust No. 2 of 2006

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By:
        --------------------------------------------
        Authorised Signatory

IMPORTANT NOTICE:

(a)     The Class A-2 Notes do not represent deposits or other liabilities of
        St.George Bank Limited, ABN 92 055 513 070 ("ST.GEORGE") or associates of St.George.

(b)     The holding of Class A-2 Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

(c)     None of St.George, any associate of St.George, Perpetual Trustees
        Consolidated Limited, the Security Trustee, the Note Trustee, the
        Principal Paying Agent, the Note Registrar, the Calculation Agent, any
        Paying Agent nor any Note Manager in any way stands behind the capital value and/or performance of the Class A-2 Notes or the assets of the
        Trust except to the limited extent provided in the Transaction Documents for the Trust (which, for the avoidance of doubt, does not apply to the
        Note Trustee, the Principal Paying Agent, the Note Registrar, any Paying
        Agent nor the Calculation Agent).

(d)     None of St.George, Perpetual Trustees Consolidated Limited, the
        Custodian (as defined in the Supplementary Terms Notice), the Servicer
        (as defined in the Supplementary Terms Notice), the Manager, the
        Security Trustee, the Note Trustee, the Principal Paying Agent, the Note
        Registrar, any Paying Agent, the Calculation Agent, the Currency Swap
        Provider (as defined in the Supplementary Terms Notice) or any of the
        Note Managers (as defined in the Supplementary Terms Notice) guarantees the payment of interest or the repayment of principal due on the Class
        A-2 Notes.

(e)     None of the obligations of the Issuer or the Manager are guaranteed in any way by St.George or any associate of St.George or associate of
        Perpetual Trustees Consolidated Limited.

(f)     Without limiting the Conditions, the Issuer's liability to make payments in respect of the Class A-2 Notes is limited to its right of indemnity from the assets of the Trust from time to time available to make such payments under the Master Trust Deed and Supplementary Terms Notice. All
        claims against the Issuer in relation to the Class A-2 Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or Default (as defined in the Master
        Trust Deed) on the part of the Issuer.

(g)     The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

                          CERTIFICATE OF AUTHENTICATION

This Class A-2 Book-Entry Note is to be authenticated by The Bank of New York and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK as Principal Paying Agent

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ASSIGNMENT
--------------------------------------------------------------------------------
Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

--------------------------------------------------------------------------------
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
        --------------------------         -------------------------------------
                                           Authorised Signatory:

Dated:
        --------------------------         -------------------------------------

____________________________

*     NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

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SCHEDULE 4

TERMS AND CONDITIONS OF THE CLASS A-2 NOTES

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The following, subject to amendments in accordance with the Note Trust Deed, are the terms and conditions of the Class A-2 Notes, substantially as they will appear on the reverse of the Class A-2 Notes in definitive form. Class A-2 Notes in definitive form will only be issued in certain circumstances. While the Class
A-2 Notes remain in book-entry form, the same terms and conditions govern them, except to the extent that they are appropriate only to the Class A-2 Notes in definitive form. For a summary of the provisions relating to the Class A-2 Notes in book-entry form, see the summary at the end of this Section.

Paragraphs in italics are included by way of explanation only, and do not constitute part of the terms and conditions of the Class A-2 Notes.

The issue of (euro)450,000,000 Mortgage Backed Pass Through Floating Rate Class
A-2 Notes due November 2037 (the CLASS A-2 NOTES) was authorised by a resolution of the Board of Directors of the Issuer passed on or about 29 August 2006, and are issued in conjunction with US$1,200,000,000 Mortgage Backed Pass Through
Floating Rate Class A-1 Notes due November 2037 (the CLASS A-1 NOTES),
A$600,000,000 Mortgage Backed Pass Through Floating Rate Class A-3 Notes due
November 2037 (the CLASS A-3 NOTES, and together with the Class A-1 Notes, and the Class A-2 Notes, the CLASS A NOTES) and A$53,200,000 Mortgage Backed Pass
Through Floating Rate Class B Notes due November 2037 (the CLASS B NOTES) and
A$24,300,000 Mortgaged Backed Pass Through Floating Rate Class C Notes due
November 2037 (the CLASS C NOTES) (the Class B Notes, the Class C Notes and the
Class A-3 Notes, together, are the A$ NOTES and the $A Notes and the Class A-1
Notes and the Class A-2 Notes, together, are the NOTES) by Perpetual Trustees
Consolidated Limited, in its capacity as trustee of the Crusade Global Trust No.
2 of 2006 (the TRUST) (in such capacity, the ISSUER).

The Notes are:

(a)     issued subject to a Master Trust Deed (the "MASTER TRUST DEED") dated 14
        March 1998 between Perpetual Trustees Consolidated Limited, Crusade
        Management Limited (ABN 90 072 715 916) (in such capacity, the "MANAGER"
        and, in the capacity of residual income beneficiary under the Trust, the
        "RESIDUAL INCOME BENEFICIARY") and St.George Bank Limited (ABN 92 055
        513 070) ("ST.GEORGE"), a Supplementary Terms Notice (the "SUPPLEMENTARY
        TERMS NOTICE") dated on or around 19 September 2006 between (among others) the Issuer, The Bank of New York (the Note Trustee for the time being, referred to as the "NOTE TRUSTEE") as trustee for the holders for the time being of the Class A-1 Notes (the "CLASS A-1 NOTEHOLDERS") and
        the Class A-2 Notes (the "CLASS A-2 NOTEHOLDERS" and, together with the
        Class A-1 Noteholders (the "RELEVANT NOTEHOLDERS") and the Relevant
        Noteholders together with the holders for the time being of the Class
        A-3 Notes, the "CLASS A NOTEHOLDERS"), of the Class B Notes (the "CLASS
        B NOTEHOLDERS") and of the Class C Notes (the "CLASS C NOTEHOLDERS"),
        the Class A Noteholders, the Class B Noteholders and the Class C
        Noteholders together being, the "NOTEHOLDERS" and the Class A-3
        Noteholders, the Class B Noteholders and the Class C Noteholders
        together being the "A$ NOTEHOLDERS") and the Manager, and these terms and conditions (the "CONDITIONS");

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(b)     in the case of the Class A-1 Notes and the Class A-2 Notes, issued subject to a Note Trust Deed dated on or around 19 September 2006 (the
        "NOTE TRUST DEED") between the Issuer, the Manager and the Note Trustee;
        and

(c)     secured by a Security Trust Deed (the "SECURITY TRUST DEED") dated 14
        September 2006 between the Issuer, the Manager, the Note Trustee and
        P.T. Limited (ABN 67 004 454 666) (the security trustee for the time being, referred to as the "SECURITY TRUSTEE").

The statements set out below include summaries of, and are subject to the detailed provisions of, the Master Trust Deed, the Supplementary Terms Notice,
the Security Trust Deed and the Note Trust Deed. Certain words and expressions used herein have the meanings defined in those documents.

In accordance with an agency agreement (the "AGENCY AGREEMENT") dated on or around 19 September 2006 between the Issuer, the Manager, the Note Trustee and
The Bank of New York as principal paying agent (the "PRINCIPAL PAYING AGENT", which expression includes its successors as Principal Paying Agent under the
Agency Agreement) and The Bank of New York, as calculation agent (the
"CALCULATION AGENT", which expression includes its successors as Calculation
Agent under the Agency Agreement), and under which further paying agents may be appointed (together with the Principal Paying Agent, the "PAYING AGENTS", which expression includes the successors of each paying agent as such under the Agency
Agreement and any additional paying agents appointed), payments in respect of the Class A-2 Notes will be made by the Paying Agents and the Calculation Agent will make the determinations specified in the Agency Agreement.

The Class A-2 Noteholders will be entitled (directly or indirectly) to the benefit of, will be bound by, and will be deemed to have notice of, all the provisions of the Conditions, the Master Trust Deed, the Supplementary Terms
Notice, the Security Trust Deed, the Note Trust Deed, the Servicing Agreement
(the "SERVICING AGREEMENT") dated 14 March 1998 and made between Perpetual
Trustees Consolidated Limited, the Manager and St.George as servicer (together with any substitute or successor, the "SERVICER"), the Custodian Agreement (the
"CUSTODIAN AGREEMENT") dated 14 March 1998 and made between Perpetual Trustees
Consolidated Limited, the Manager and St.George Custodial Pty Ltd as custodian
(together with any substitute or successor, the "CUSTODIAN") and the Indemnity
(the "INDEMNITY") dated 14 March 1998 between St.George as indemnifier (in such capacity, the "INDEMNIFIER"), the Manager, the Custodian and Perpetual Trustees
Consolidated Limited (together with the agreements with respect to the Basis
Swap, the Fixed-Floating Rate Swap and the Currency Swap (as each such term is defined below), those documents, together with certain other transaction documents, the "TRANSACTION DOCUMENTS"). Copies of the Transaction Documents are
available for inspection at the principal office of the Note Trustee, being at the date hereof 101 Barclay Street, Floor 21 West, New York New york 10286,
United States of America.

In connection with the issue of the Notes, the Issuer has entered into an ISDA
(defined below) master interest rate exchange agreement dated on or around 19
September 2006 with Crusade Management Limited (the "BASIS SWAP PROVIDER")
together with one confirmation relating thereto dated on or around 19 September
2006 (the "BASIS SWAP"). The Issuer has also entered into an ISDA master interest rate exchange agreement dated on or around 19 September 2006 with
Crusade Management Limited (the "FIXED-FLOATING RATE SWAP PROVIDER") together with one confirmation relating thereto dated on or around 19 September 2006 (the
"FIXED-FLOATING RATE SWAP"). The Issuer has also entered into an ISDA master currency exchange agreement dated on or around 19 September 2006 with Credit
Suisse (USA) Inc. (the "CURRENCY SWAP PROVIDER" and, together with the Basis
Swap Provider and the Fixed-Floating Rate Swap Provider, the "SWAP PROVIDERS")
together with one schedule and confirmation relating thereto dated on or around

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19 September 2006 in respect of the swap transaction relating to the Class A-2
Notes (the "CURRENCY SWAP").

Each Class A-2 Note, whether in the form of a Class A-2 Book-Entry Note or a
Definitive Class A-2 Note will bear the following legend: "THIS CLASS A-2 NOTE
HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT
OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE
OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40
DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF
THE CLASS A-2 NOTES, MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED WITHIN THE UNITED STATES, OR FOR THE ACCOUNT OR BENEFIT OF U.S.
PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO
AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN
ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES."

Each Book-Entry Note will also bear the following legend: "This book-entry note is a global bond for the purposes of section 128F(10) of the Income Tax
Assessment Act 1936 of the Commonwealth of Australia".

1.      FORM, DENOMINATION AND TITLE

The Class A-2 Notes are issued in registered form, in minimum denominations of
(euro)100,000 and integral multiples thereof.

Each Class A-2 Note (whether in global or definitive form) is not a document of title. Title shall be determined by entry in the Note Register and only the duly registered holder from time to time is entitled to payments in respect of a
Class A-2 Note.

Each Class A-2 Note will be represented initially by a book-entry note in registered form (each a "CLASS A-2 BOOK-ENTRY NOTE") registered in the name of
The Bank of New York Depository (Nominees) Limited and deposited with the Common
Depository in respect of the Class A-2 Notes. Beneficial interests in the Class
A-2 Book-Entry Notes will be shown on, and transfers thereof will be effected only through, records maintained by Euroclear or Clearstream, Luxembourg and their participants and pursuant to the terms of the Note Trust Deed including restrictions on transfer contained therein. Euroclear and Clearstream,
Luxembourg may hold interests in the Class A-2 Book-Entry Notes on behalf of persons who have accounts with Euroclear and Clearstream, Luxembourg through accounts maintained in the names of Euroclear or Clearstream, Luxembourg.

If the Issuer is obliged to issue Definitive Class A-2 Notes under clause 3.4 of the Note Trust Deed, interests in the applicable Class A-2 Book-Entry Note will be transferred to the beneficial owners thereof in the form of Definitive Class
A-2 Notes, without interest coupons, in the denominations set forth above. A
Definitive Class A-2 Note will be issued to each Class A-2 Noteholder in respect of its registered holding or holdings of Class A-2 Notes against delivery by such Class A-2 Noteholder of a written order containing instructions and such other information as the Issuer and The Bank of New York, acting as a note registrar in relation to the Class A-2 Notes (the "NOTE REGISTRAR") may require to complete, execute and deliver such Definitive Class A-2 Notes. In such circumstances, the Issuer will cause sufficient Definitive Class A-2 Notes to be executed and delivered to the Note Registrar for completion, authentication (by the Principal Paying Agent) and dispatch to the relevant Class A-2 Noteholders.

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2.      STATUS, SECURITY AND RELATIONSHIP BETWEEN THE NOTES

The Notes are secured by a floating security over all of the assets of the Trust
(which include, among other things, the Purchased Loans (as defined below) and the Mortgages (as defined below) and related securities) granted by the Issuer under the Security Trust Deed) (the "ASSETS") and within each class will rank pari passu and rateably without any preference or priority among themselves.

The Class A-2 Notes are issued subject to the Master Trust Deed and the
Supplementary Terms Notice and are secured by the same security as secures the
A$ Notes and the Class A-1 Notes. The Class A-2 Notes, the Class A-1 Notes and
the Class A-3 Notes will rank in priority to the Class B Notes and Class C Notes in the event of the security being enforced and in respect of principal and interest (as set out in Conditions 4 and 5).

The proceeds of the issue of the Class A-1 Notes, the Class A-2 Notes and the A$
Notes are to be used by the Issuer to purchase an equitable interest in certain housing loans (the "LOANS") and certain related mortgages (the "MORTGAGES") from
St.George as an approved seller (the "APPROVED SELLER"), establish the Liquidity
Reserve and to invest in such Authorised Investments as the Manager may specify from time to time.

In the event that the security for the Class A-2 Notes is enforced and the proceeds of such enforcement are insufficient, after payment of all other claims ranking in priority to or pari passu with the Class A Notes under the Security
Trust Deed, to pay in full all principal and interest and other amounts whatsoever due in respect of the Class A Notes, then the Class A Noteholders shall have no further claim against the Issuer in respect of any such unpaid amounts.

The net proceeds of realisation of the Assets of the Trust (including following enforcement of the Security Trust Deed) may be insufficient to pay all amounts due to the Noteholders. Save in certain limited circumstances the other assets of the Issuer will not be available for payment of any shortfall arising and all claims in respect of such shortfall shall be extinguished (see further Condition
15). None of the Servicer, the Manager, St.George, the Note Trustee, the
Security Trustee, the Swap Providers, the Paying Agents, the Calculation Agent
or the Note Managers (as defined in the Supplementary Terms Notice) has any obligation to any Noteholder for payment of any amount by the Issuer in respect of the Notes.

The Note Trust Deed contains provisions requiring the Note Trustee to have regard to the interests of Class A-2 Noteholders as regards all the powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise).

The Security Trust Deed contains provisions requiring the Security Trustee, subject to the other provisions of the Security Trust Deed, to give priority to the interests of the Class A Noteholders, if there is a conflict between the interest of such Noteholders and any other Voting Mortgagee (as defined below).

3.      COVENANTS OF THE ISSUER

So long as any of the Class A-2 Notes remains outstanding, the Issuer has made certain covenants for the benefit of the Noteholders which are set out in the
Master Trust Deed.

These covenants include the following:

(a)     The Issuer shall act continuously as trustee of the Trust until the
        Trust is terminated as provided by the Master Trust Deed or the Issuer has retired or been removed from office in the manner provided under the
        Master Trust Deed.

(b)     The Issuer shall:

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        (i)     act honestly and in good faith and comply with all relevant material laws in the performance of its duties and in the
                exercise of its discretions under the Master Trust Deed;

        (ii)    subject to the Master Trust Deed, exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its
                discretions under the Master Trust Deed, having regard to the interests of the Noteholders and other creditors and
                beneficiaries of the Trust;

        (iii)   use its best endeavours to carry on and conduct its business in so far as it relates to the Master Trust Deed in a proper and efficient manner;

        (iv)    keep, or ensure that the Manager keeps, accounting records which correctly record and explain all amounts paid and received by the Issuer;

        (v)     keep the Trust separate from each other trust which is
                constituted under the Master Trust Deed and from its own assets and account for assets and liabilities of the Trust separately from those of other trusts constituted under the Master Trust
                Deed and from its own assets and liabilities;

        (vi)    do everything and take all such actions which are necessary
                (including obtaining all appropriate authorisations which relate to it as trustee of the Trust and taking all actions necessary to assist the Manager to obtain all other appropriate
                authorisations) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under the
                Master Trust Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the
                Issuer under the Master Trust Deed;

        (vii)   not engage in any business or activity in respect of the Trust except as contemplated or required by the Transaction Documents;

        (viii)  except as contemplated or required by the Transaction Documents, maintain an independent and arm's length relationship with its related bodies corporate in relation to dealings affecting the
                Trust;

        (ix)    except as contemplated or required by the Transaction Documents, not, in respect of the Trust, guarantee or become obligated for the debts of any other entity or hold out its credit as being available to settle the obligations of others; and

        (x)     comply with the rules and regulations of any stock exchange on which any Note is listed from time to time (the STOCK EXCHANGE);
                and

        (xi)    within 45 days of notice from the Manager to do so, remove any of its agents or delegates that breaches any obligation imposed on the Issuer under the Master Trust Deed or any other
                Transaction Document where the Manager believes it will have a
                Material Adverse Affect.

(c)     Except as provided in any Transaction Document (and other than the charge given to the Security Trustee), the Issuer shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any Asset of the Trust.

(d)     The Issuer covenants that it will duly observe and perform the covenants and obligations of the Master Trust Deed, and the Issuer will be personally liable to the Servicer, the Noteholders, the Residual Income
        Beneficiary, the Note Managers, the Note Trustee or other creditors of the Trust, as the case may be, only to the extent that there has been a reduction in its indemnity from the Assets as a result of its negligence, fraud or Default (as defined in Condition 15(b)(vii)
        "Liability of Trustee limited to its

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        right of indemnity"). The Issuer is not responsible for the acts or omissions of its agents and delegates (including persons referred to in clause 17.6 of the Master Trust Deed) selected by the Issuer in good faith and using reasonable care, except where the Issuer expressly instructs the agent or delegate to do (or omit to do) the relevant act, if the Issuer is aware of the default of the agent or delegate and does not take the action available to it under the Transaction Documents to address the act or omission or where the Transaction Documents expressly provide that the Issuer is so liable.

(e)     The Issuer will open and operate certain bank accounts in accordance with the Master Trust Deed and the Supplementary Terms Notice.

(f)     Subject to the Master Trust Deed and any Transaction Document to which it is a party, the Issuer shall act on all directions given to it by the
        Manager in accordance with the terms of the Master Trust Deed.

(g)     The Issuer shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of the Trust.

4.      INTEREST

(A)     PAYMENT DATES

Each Class A-2 Note bears interest on its Invested Amount (as defined below)
from and including 21 September 2006 or such later date as may be agreed between the Issuer and the Joint Managers (as defined in the Subscription Agreement) for the issue of the Class A-2 Notes (the "CLOSING DATE"). Interest in respect of the Class A-2 Notes will be payable quarterly in arrears on 15 November 2006 in respect of the period from (and including) the Closing Date and ending on (but excluding) 15 November 2006 (the "FIRST QUARTERLY PAYMENT DATE"). If any Payment
Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day, unless it would thereby fall into the next calendar month, in which case the due date shall be brought forward to the immediately preceding Business Day. The final Quarterly Payment
Date will be the earlier of the Final Maturity Date and the Payment Date on which the Notes are redeemed in full.

"BUSINESS DAY" in these Conditions means any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London, New York,
Sydney and The Trans-European Real-Time Gross Settlement Express Transfer
(TARGET) System or any successor to it is open.

The period beginning on (and including) the Closing Date and ending on (but excluding) the first Quarterly Payment Date, and each successive period beginning on (and including) a Quarterly Payment Date and ending on (but excluding) the next Quarterly Payment Date and the final period referred to below is called a "QUARTERLY INTEREST PERIOD". Interest payable on a Class A-2
Note in respect of any Quarterly Interest Period or any other period will be calculated on the basis of the actual number of days elapsed and a 360 day year.

        Interest shall cease to accrue on any Class A-2 Note from (and including):

        (i)     the date on which the Stated Amount of that Class A-2 Note is reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Stated
                Amount of that Class A-2 Note becomes greater than zero); or

        (ii)    if the Stated Amount on the due date for redemption in full of that Class A-2 Note is not zero, the due date for redemption in full of that Class A-2 Note, unless, after the due date for redemption, payment of principal due is improperly withheld or refused, following which interest shall

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        continue to accrue on the Invested Amount of the Class A-2 Note at the rate from time to time applicable to the Class A-2 Notes until the later of:

        (A)     the date on which the moneys in respect of that Class A-2 Note have been received by the Note Trustee or the Principal Paying
                Agent and notice to that effect is given in accordance with
                Condition 12 "Notices"; and

        (B)     the Stated Amount of that Class A-2 Note has been reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that
                Class A-2 Note becomes greater than zero).

(B)     INTEREST RATE

The rate of interest applicable from time to time to the Class A-2 Notes (the
"INTEREST RATE") will be determined by the Calculation Agent on the basis of the following paragraphs.

On the second EURIBOR Business Day before the beginning of each Quarterly
Interest Period (each an "INTEREST DETERMINATION DATE"), the Calculation Agent
will determine "EURIBOR", which is the rate "EUR-EURIBOR - Telerate", as the applicable Floating Rate Option under the Definitions of the International Swaps and Derivatives Association, Inc. ("ISDA") incorporating the 2000 ISDA
Definitions, as amended and updated as at the Note Issue Date (the "ISDA
DEFINITIONS") being applicable for deposits in Euros for a period of three months which appears on the Telerate Page 248 as of 11.00 am, Brussels time, on the relevant Interest Determination Date. If such rate does not appear on the
Telerate Page 248, the rate for that Quarterly Interest Period will be determined as if the Issuer and the Calculation Agent had specified
"EUR-EURIBOR-REFERENCE BANKS" as the applicable Floating Rate Option under the
ISDA Definitions. "EUR-EURIBOR-REFERENCE BANKS" means that the rate for a
Quarterly Interest Period for a Class A-2 Note will be determined on the basis of the rates at which deposits in Euros are offered by four major banks in the
Euro-zone interbank market agreed to by the Calculation Agent and the Currency
Swap Provider (the "REFERENCE BANKS") at approximately 11.00 am, Brussels time, on the relevant Interest Determination Date to prime banks in the Euro-zone interbank market for a period of three months commencing on the first day of the
Quarterly Interest Period and in a Representative Amount (as defined in the ISDA
Definitions). The Calculation Agent will request the principal Euro-zone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided by Reference Banks to the Calculation Agent, the rate for that Quarterly Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided by Reference Banks to the
Calculation Agent following the Calculation Agent's request, the rate for that
Quarterly Interest Period will be the arithmetic mean of the rates quoted by four major banks in the Euro-zone, selected by the Calculation Agent and the
Currency Swap Provider, at approximately 11.00 am, Brussels time, on that
Interest Determination Date for loans in Euros to leading European banks for a period of 3 months, or in the case of the first Quarterly Interest Period, the linear interpolation of 1 and 2 months, commencing on the first day of the
Quarterly Interest Period and in a Representative Amount. If no such rates are available in the Euro-zone, then the rate for such Quarterly Interest Period will be the most recently determined rate in accordance with this definition.

In this definition of EURIBOR, EURIBOR BUSINESS DAY means any day on which the
Trans-European Real-Time Gross Settlement Express Transfer (TARGET) System or
any successor to it is open.

There is no maximum or minimum Interest Rate.

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(C)     DETERMINATION OF INTEREST RATE AND CALCULATION OF INTEREST

The Calculation Agent will, as soon as practicable after 11.00 am (Brussels time) on each Interest Determination Date, determine the relevant Interest Rate applicable to, and calculate the amount of interest payable on each Class A-2
Note (the "INTEREST") for the immediately succeeding Quarterly Interest Period.
The Interest is calculated in accordance with clause 4.8 of the Supplementary
Terms Notice. The determination of the Interest Rate and the Interest by the
Calculation Agent shall (in the absence of manifest error) be final and binding upon all parties.

(D)     NOTIFICATION AND PUBLICATION OF INTEREST RATE AND INTEREST

The Calculation Agent will cause the Interest Rate and the Interest applicable to the Class A-2 Notes for each Quarterly Interest Period and the relevant
Quarterly Payment Date to be notified to the Issuer, the Manager, the Note
Trustee, the Paying Agents and the Currency Swap Provider and the Manager on
behalf of the Issuer will cause the same to be published in accordance with
Condition 12 "Notices" on or as soon as possible after the date of commencement of the relevant Quarterly Interest Period. The Interest and the relevant
Quarterly Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of a shortening of the Quarterly Interest Period.

(E)     DETERMINATION OR CALCULATION BY THE MANAGER

If the Calculation Agent at any time for any reason does not determine the
Interest Rate or calculate the Interest for the Class A-2 Notes, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Manager shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that it can do so, and, in all other respects it shall do so in such a manner as it reasonably considers to be fair and reasonable in all the circumstances.

(F)     CALCULATION AGENT

The Issuer will procure that, so long as any of the Class A-2 Notes remains outstanding, there will at all times be a Calculation Agent. The Issuer, or the
Manager with the consent of the Issuer (such consent not to be unreasonably withheld), reserves the right at any time to terminate the appointment of the
Calculation Agent immediately on the occurrence of certain specified events or otherwise, with the prior written approval of the Note Trustee, by giving not less than 60 days' notice in writing to, inter alia, the Calculation Agent.
Notice of that termination will be given to the Class A-2 Noteholders, and any stock exchange or other relevant authority on which the Class A-2 Notes are listed and/or traded, in accordance with the Agency Agreement. If any person is unable or unwilling to continue to act as the Calculation Agent, or if the appointment of the Calculation Agent is terminated, the Issuer will, with the prior written approval of the Note Trustee, appoint a successor Calculation
Agent to act as such in its place, provided that neither the resignation nor removal of the Calculation Agent shall take effect until a successor approved by the Note Trustee has been appointed.

(G)     INCOME DISTRIBUTION

On each Monthly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Issuer must pay or apply, or cause to be paid or applied, out of Total Available Funds, in relation to the Monthly
Collection Period (defined below) ending immediately before that Monthly Payment
Date, the amounts specified in clause 5.1(a) of the Supplementary Terms Notice in the order of priority specified in that clause.

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The Issuer shall only make a payment under any of the sub-paragraphs of clause
5.1(a) of the Supplementary Terms Notice if it is directed in writing by the
Manager to do so and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

The Issuer is required to make payments of interest to the Class A-2 Notes on each Quarterly Payment Date (as defined below) as more fully described in the
Supplementary Terms Notice.

Capitalised terms in this paragraph (g) have the same meaning given in the
Supplementary Terms Notice unless otherwise defined in this document.

5.      REDEMPTION

Capitalised terms in this Condition 5 have the same meaning given in the
Supplementary Terms Notice unless otherwise defined in this document.

(A)     MANDATORY REDEMPTION IN PART FROM PRINCIPAL COLLECTIONS AND
        APPORTIONMENT OF PRINCIPAL COLLECTIONS BETWEEN THE CLASS A-1 NOTES, THE
        CLASS A-2 NOTES AND THE A$ NOTES

The Class A-2 Notes shall be subject to mandatory redemption in part on any
Quarterly Payment Date if on that date there are any Principal Collections (as defined below) available to be distributed in relation to such Class A-2 Notes.
The principal amount so redeemable in respect of each Class A-2 Note prior to enforcement of the Security Trust Deed (each a "PRINCIPAL PAYMENT") on any
Quarterly Payment Date shall be the amount available for payment in respect of the Class A-2 Notes as set out in Condition 5(b) on the day which is two
Business Days prior to the Quarterly Payment Date (the "QUARTERLY DETERMINATION
DATE") divided by the aggregate Invested Amount of all Class A-2 Notes, multiplied by the Invested Amount of that Note, provided always that no
Principal Payment on a Class A-2 Note on any date may exceed the amount equal to the Invested Amount of that Class A-2 Note at that date, less amounts charged off as at that date and not to be reinstated on the next Quarterly Payment Date, or to be charged off on the Quarterly Payment Date, as described in Condition
5(c) (that reduced amount being the "STATED AMOUNT" of that Class A-2 Note).

Notice of amounts to be redeemed will be provided by the Manager to the Issuer, the Calculation Agent, the Principal Paying Agent and the Note Trustee.

Following notification of the amount to be redeemed for each Quarterly Payment
Date, the Manager will determine the Bond Factor for the Class A-2 Notes as of such Quarterly Payment Date and will notify the Issuer, the Calculation Agent, the Principal Paying Agent and the Note Trustee of this amount and shall cause the Bond Factor to be published pursuant to Condition 12.

(B)     PRINCIPAL ALLOCATIONS AND PAYMENTS ON NOTES

On each Monthly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Issuer must allocate or cause to be allocated or distribute or cause to be distributed out of relevant Principal
Collections, in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date the following amounts in the following order of priority:

(i)     first, in the manner and order of priority set out in clause 5.4 of the
        Supplementary Terms Notice;

(ii)    then:

        (A)     prior to the Stepdown Date, or at any time if a Trigger Event is subsisting, in the manner and order of priority set out in clause 5.5 of the Supplementary Terms Notice; and

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        (B)     on and after the Stepdown Date, provided that no Trigger Event is subsisting, in the manner and order of priority set out in clause 5.6 of the Supplementary Terms Notice.

        The Issuer shall only make a payment under any of clause 5.4, 5.5 and
        5.6 (as applicable) if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

        The Issuer is also required to make certain payments out of Principal
        Collections (including allocating Principal Draws to Total Available
        Funds) on each Monthly Payment Date in accordance with the Supplementary
        Terms Notice.

(C)     GENERAL

No amount of principal will be paid to a Noteholder in excess of the Invested
Amount applicable to the Notes held by that Noteholder.

(D)     EXCESS AVAILABLE INCOME - REIMBURSEMENT OF CHARGE OFFS, PRINCIPAL DRAWS
        AND LIQUIDITY DRAWS

(i)     General

        On each Monthly Determination Date, the Manager must determine, for a
        Quarterly Collection Period, the amount (if any) by which the Total
        Available Funds for the Monthly Collection Period exceeds the Total
        Payments for the Monthly Collection Period or, in relation to any
        Monthly Collection Period, the end of which is immediately followed by a
        Quarterly Payment Date, any amounts retained or invested under clause
        5.2(a) of the Supplementary Terms Notice on the two immediately preceding Monthly Payment Dates for application on that Quarterly
        Payment Date ("EXCESS AVAILABLE INCOME").

(ii)    Distribution of Excess Available Income

        Subject to clause 5.2(b) of the Supplementary Terms Notice, on each
        Quarterly Determination Date, the Manager must apply any Excess
        Available Income for the Quarterly Collection Period relating to that
        Quarterly Determination Date in the order of priority specified in clause 5.2(a) of the Supplementary Terms Notice.

(E)     EXCESS DISTRIBUTION

The Issuer must at the written direction of the Manager pay any Excess
Distribution for a Quarterly Collection Period to the Residual Income
Beneficiary on the relevant Quarterly Payment Date. Once paid to the Residual
Income Beneficiary, the Issuer may not recover any Excess Distributions from the
Residual Income Beneficiary other than in the circumstances specified in clause
5.3 of the Supplementary Terms Notice.

(F)     EURO ACCOUNT

The Issuer shall direct the Currency Swap Provider to pay all amounts denominated in (euro) payable to the Issuer by the Currency Swap Provider under the Currency Swap into the Euro Account or to the Principal Paying Agent under the Agency Agreement on behalf of the Issuer.

If any of the Issuer, the Manager or the Servicer receives any amount denominated in (euro) from the Currency Swap Provider under a Currency Swap, they will promptly pay that amount to the credit of the Euro Account.

The Issuer shall, on the direction of the Manager, or shall require that the
Paying Agent on its behalf, pay all amounts credited to the Euro Account by the
Currency Swap Provider as specified in clause 5.18 of the Supplementary Terms
Notice, and in accordance with the Note Trust Deed and the Agency Agreement.

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(G)     CHARGE OFFS

If the Principal Charge Offs for any Monthly Collection Period exceed the Excess
Available Income calculated on the Monthly Determination Date for that Monthly
Collection Period, the Manager must, on and with effect from the Monthly Payment
Date immediately following the end of the Monthly Collection Period comply with clause 5.14 of the Supplementary Terms Notice.

(H)     CALCULATION OF PRINCIPAL PAYMENTS AND STATED AMOUNT

On (or as soon as practicable after) each Determination Date, the Manager shall
(A) calculate the amount of principal to be repaid or allocated (as the case may
be) in respect of each Class A-2 Note, on the next Payment Date following that
Determination Date, (B) the Stated Amount, the Notional Stated Amount and the
Invested Amount of each Note on the first day of the next following Payment Date
(after deducting any principal due to be made or allocated (as the case may be)
on the next Payment Date); and (C) the Bond Factor for each Class of Note on each Quarterly Determination Date in respect of the Collection Period ending before that Quarterly Determination Date.

The Manager will notify the Issuer, the Note Trustee, the Principal Paying Agent
and the Calculation Agent by not later than (or as soon as practicable after)
the Quarterly Determination Date immediately preceding the relevant Quarterly
Payment Date of each such determination and will immediately cause details of each of those determinations to be published in accordance with Condition 12 by one Business Day before the relevant Payment Date. If no Principal Payment is due to be made on the Class A-2 Notes on any Payment Date a notice to this effect will be given to the Class A-2 Noteholders in accordance with Condition
12.

(I)     CALL

The Issuer must, when so directed by the Manager (at the Manager's option), purchase or redeem all, but not some only, of the Class A-2 Notes in accordance with, and in the circumstances specified in clause 7.1 of the Supplementary
Terms Notice.

Clause 7.1 of the Supplementary Terms Notice requires the Issuer to give not more than 60 nor less than 25 days' notice to the Class A-2 Noteholders of a repurchase under that section 7.1.

(J)     REDEMPTION FOR TAXATION OR OTHER REASONS

If the Manager satisfies the Issuer and the Note Trustee immediately prior to giving the notice referred to below that either:

(i)     on the next Quarterly Payment Date the Issuer would be required to deduct or withhold from any payment of principal or interest in respect of the Class A-2 Notes or the Currency Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities; or

(ii)    the total amount payable in respect of interest in relation to any of the Loans for a Quarterly Collection Period ceases to be receivable
        (whether or not actually received) by the Issuer during such Quarterly
        Collection Period (but, for the avoidance of doubt, this paragraph (ii)
        does not apply to the failure by the Issuer to receive any interest on any Purchased Receivable merely by reason of the failure by the relevant
        Obligors to pay that interest in breach of the relevant Receivable
        Agreement),

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the Issuer must, when so directed by the Manager, at the Manager's option,
(subject to the provisions specified in clause 7.1 of the Supplementary Terms
Notice) redeem all, but not some only, of the Class A-2 Notes in accordance with clause 7.1 of the Supplementary Terms Notice.

(K)     REDEMPTION ON FINAL MATURITY

If not otherwise redeemed, the Class A-2 Notes will be redeemed at their Stated
Amount on the Quarterly Payment Date falling in November 2037.

(L)     CANCELLATION

All Class A-2 Notes redeemed in full pursuant to the above provisions will be cancelled forthwith, and may not be resold or reissued.

(M)     CERTIFICATION

For the purposes of any redemption made pursuant to this Condition 5, the Note
Trustee may rely upon an Officer's Certificate under the Note Trust Deed from the Manager on behalf of the Issuer certifying or stating the opinion of each person signing such certificate as:

(i)     to the fair value (within 90 days of such release) of the property or securities proposed to be released from the Security Trust Deed);

(ii)    that in the opinion of such person the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or the Note Trust Deed; and

(iii)   that the Issuer will be in a position to discharge all its liabilities in respect of the relevant Class A-2 Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those Class A-2 Notes,

and such Officer's Certificate shall be conclusive and binding on the Trustee, the Note Trustee and the holders of those Class A-2 Notes.

6.      PAYMENTS

(A)     METHOD OF PAYMENT

Any instalment of interest or principal payable on any Class A-2 Note which is punctually paid or duly provided for by the Issuer to the Principal Paying Agent on the applicable Quarterly Payment Date or Final Maturity Date shall be paid to the person in whose name such Class A-2 Note is registered on the Record Date, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date, except that, unless Definitive
Class A-2 Notes have been issued pursuant to clause 3.4 of the Note Trust Deed, with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agencies (initially in respect of the Class A-2 Notes such Clearing Agencies to be Euroclear or Clearstream, Luxembourg and such nominee to be The Bank of New York Depository (Nominees) Limited, the nominee of the Common Depository, payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final instalment of principal payable with respect to such Class A-2 Note on a
Quarterly Payment Date or Final Maturity Date.

Payments are subject in all cases to any fiscal or other laws or regulations applicable in the place of payment.

(B)     INITIAL PRINCIPAL PAYING AGENT

The initial Principal Paying Agent is The Bank of New York acting through its office at 48th Floor, 1 Canada Square, London E14 5AL, United Kingdom.

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(C)     PAYING AGENTS

The Issuer (or the Manager on its behalf with the consent of the Issuer, such consent not to be unreasonably withheld) may at any time with the prior written consent of the Note Trustee vary or terminate the appointment of any Paying
Agent and appoint additional or other Paying Agents, provided that it will at all times maintain a Principal Paying Agent and will maintain at all times a
Paying Agent having a paying office in the United Kingdom (in respect of the
Class A-2 Notes).

The Manager shall procure that the Issuer maintains the appointment of, if a withholding tax is imposed on a payment made by a paying agent pursuant to
European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council Meeting of 26-27 November 2000, a Paying Agent
in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to any such directive or any law implementing or complying with, or introduced to conform with, such directive.

(D)     PAYMENT ON BUSINESS DAYS

Payments in respect of any amount of principal or Interest in respect of any
Class A-2 Note shall be made on a Business Day. If the due date for payment of any amount of principal or Interest in respect of any Class A-2 Note is not a
Business Day then payment will not be made until the next succeeding Business
Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day and the holder of that Class A-2 Note shall not be entitled to any further interest or other payment in respect of that delay.

(E)     INTEREST ON UNPAID INTEREST

If Interest is not paid in respect of a Class A-2 Note on the date when due and payable (other than because the due date is not a Business Day), that unpaid
Interest shall itself bear interest at the relevant Interest Rate applicable from time to time to the relevant Class A-2 Notes until the unpaid Interest, and interest on it, is available for payment and notice of that availability has been duly given in accordance with Condition 12 "Notices".

7.      TAXATION

All payments in respect of the Class A-2 Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer, any Paying Agent or the Currency
Swap Provider is required by applicable law to make any such payment in respect of the Class A-2 Notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature.
In that event the Issuer, that Paying Agent or the Currency Swap Provider (as the case may be) shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer, any Paying Agent or the
Currency Swap Provider will be obliged to make any additional payments to Class
A-2 Noteholders in respect of that withholding or deduction.

8.      PRESCRIPTION

A Class A-2 Note shall become void in its entirety unless surrendered for payment within 10 years of the Relevant Date in respect of any payment on it the effect of which would be to reduce the relevant Stated Amount (in the case of final maturity, if applicable) or the relevant Invested Amount of that Class A-2
Note to zero. After the date on which a Class A-2 Note becomes void in its entirety, no claim may be made in respect of it.

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As used in these Conditions, the "RELEVANT DATE" means the date on which a payment first becomes due but, if the full amount of the money payable has not been received in London by the Principal Paying Agent or the Note Trustee on or
prior to that date, it means the date on which, the full amount of such money having been so received, notice to that effect is duly given by the Principal
Paying Agent in accordance with Condition 12 "Notices".

9.      EVENTS OF DEFAULT

Clause 8.1 of the Security Trust Deed sets out which events constitute an "EVENT
OF DEFAULT" (whether or not it is within the control of the Issuer) for the purpose of these Conditions and the Security Trust Deed.

In the event that the security constituted by the Security Trust Deed becomes enforceable following an event of default under the Notes any funds resulting from the realisation of such security shall be applied in accordance with the order of priority of payments as stated in the Security Trust Deed.

10.     ENFORCEMENT

At any time after an Event of Default occurs, the Security Trustee shall
(subject to being appropriately indemnified), if so directed by (a) the
Noteholder Mortgagees (as defined in the Security Trust Deed) alone, where the
Noteholder Mortgagees are the only Voting Mortgagees, or otherwise (b) an
"Extraordinary Resolution of the Voting Mortgagees" (being 75% of votes capable of being cast by Voting Mortgagees present in person or by proxy of the relevant meeting or a written resolution signed by all Voting Mortgagees), which includes the Note Trustee on behalf of the Class A-2 Noteholders, but not, unless the
Note Trustee has become bound to take steps and/or proceed under the Security
Trust Deed and fails to do so within a reasonable period of time and such failure is continuing, the Class A-2 Noteholders themselves), declare the Class
A Notes immediately due and payable and declare the security to be enforceable.
If an Extraordinary Resolution of Voting Mortgagees referred to above elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the Security Trustee could enforce, the Noteholder
Mortgagees (in the case of the Class A-2 Noteholders, as represented by the Note
Trustee acting at the direction of the Class A-2 Noteholders) may nevertheless direct the Security Trustee to enforce the Security Trust Deed on behalf of the
Noteholders.

"VOTING MORTGAGEE" has the meaning given to it in the Supplementary Terms
Notice.

Any reference to the Noteholder Mortgagees while they are the only Voting
Mortgagees or where their consent is required under the Security Trust Deed in relation to a direction or act of the Security Trustee, means Noteholder
Mortgagees representing more than 50% of the aggregate Invested Amount of the
Class A-2 Notes and the A$ Notes.

Subject to being indemnified in accordance with the Security Trust Deed, the
Security Trustee shall take all action necessary to give effect to any direction by the Noteholder Mortgagees where they are the only Voting Mortgagees or to any
Extraordinary Resolution of the Voting Mortgagees and shall comply with all directions given by the Note Trustee where it is the only Voting Mortgagee or contained in or given pursuant to any Extraordinary resolution of the Voting
Mortgagees in accordance with the Security Trust Deed.

No Class A-2 Noteholder is entitled to enforce the Security Trust Deed or to appoint or cause to be appointed a receiver to any of the assets secured by the
Security Trust Deed or otherwise to exercise any power conferred by the terms of any applicable law on chargees except as provided in the Security Trust Deed.

If any of the Class A-2 Notes remains outstanding and is due and payable otherwise than by reason of a default in payment of any amount due on the Class
A-2 Notes, the Note Trustee must not vote under the

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Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property unless either:

(a)     the Note Trustee is of the opinion, reached after considering at any time the advice of a merchant bank or other financial adviser selected by the Note Trustee in its sole and absolute discretion (the cost of such advice shall be an Expense payable to the Note Trustee), that a sufficient amount would be realised to discharge in full all amounts owing to the Class A-2 Noteholders and any other amounts payable by the
        Issuer ranking in priority to or pari passu with the Class A-2 Notes; or

(b)     the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee in its sole and absolute discretion (the cost of such advice shall be an Expense payable to the
        Note Trustee), that the cash flow receivable by the Issuer (or the
        Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the
        Issuer, to discharge in full in due course all the amounts referred to in paragraph (a) above.

Except in the case of negligence, fraud or breach of trust (in the case of the
Security Trustee) or negligence, fraud or wilful default (in the case of the
Note Trustee), neither the Note Trustee nor the Security Trustee will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Issuer or any third party in respect of the Issuer or the Class A-2 Notes or relating in any way to the
Mortgaged Property. Without limitation, neither the Note Trustee nor the
Security Trustee shall be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of a reasonable opinion reached by it in good faith based on advice received by it in accordance with the Note Trust Deed or the Security Trust Deed, as the case may
be.

Subject to the provisions of the Note Trust Deed (including clause 37.2), the
Note Trustee shall not be bound to vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust Deed, or to take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with the Security Trust Deed, the Note Trust Deed or any Class A-2
Notes on behalf of the Class A-2 Noteholders unless directed or requested to do so by an Extraordinary Resolution of the Class A-2 Noteholders at the time; and
then only if the Note Trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any Class A-2 Noteholder is entitled to proceed directly against the Issuer to enforce the performance of any of the provisions of the Security Trust Deed or the Class A-2 Notes (including these Conditions)
except as provided for in the Security Trust Deed and the Note Trust Deed.

The rights, remedies and discretions of the Class A-2 Noteholders under the
Security Trust Deed, including all rights to vote or give instructions or consent, can only be exercised by the Note Trustee on behalf of the Class A-2
Noteholders in accordance with the Security Trust Deed. The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of the Class A-2 Noteholders from time to time and need not enquire whether the Note Trustee or the Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise

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of the Note Trustee. The Security Trustee is not obliged to take any action, give any consent or waiver or make any determination under the Security Trust
Deed without being directed to do so by the Note Trustee or the Voting
Mortgagees in accordance with the Security Trust Deed.

Prior to the Security Trustee becoming actually aware of the occurrence of an
Event of Default and provided that it has been indemnified in accordance with the Security Trust Deed, the Security Trustee may enforce the Security Trust
Deed without an Extraordinary Resolution of the Voting Mortgagees if it believes
(in its absolute discretion) that it is necessary to do so to protect the interests of the Mortgagees (provided that it shall enforce the Security Trust
Deed if so directed by an Extraordinary Resolution of the Voting Mortgagees).

Upon enforcement of the security created by the Security Trust Deed, the net proceeds thereof may be insufficient to pay all amounts due on redemption to the
Noteholders. The proceeds from enforcement (which will not include amounts required by law to be paid to the holder of any prior ranking security interest the proceeds of or amounts credited to the collateral account under the
Liquidity Facility Agreement (as defined in the Master Trust Deed) and payable to the Liquidity Facility Provider (as defined in the Master Trust Deed), and the proceeds of cash collateral lodged with and payable to a Swap Provider or other provider of a Support Facility (as defined in the Master Trust Deed)) will be applied in the order of priority as set out in the Security Trust Deed. Any claims of Noteholders remaining after realisation of the security and application of the proceeds as aforesaid shall, except in certain limited circumstances, be extinguished.

11.     REPLACEMENTS OF CLASS A-2 NOTES

If any Class A-2 Note is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Principal Paying Agent located at
48th Floor, 1 Canada Square, London E15 5AL or such other office as may be designated from time to time under the Agency Agreement upon payment by the claimant of the costs incurred in connection with that replacement and on such terms as to evidence and indemnity as the Principal Paying Agent may reasonably require. Mutilated or defaced Class A-2 Notes must be surrendered before replacements will be issued.

12.     NOTICES

All notices, other than notices given in accordance with the following paragraph, to Class A-2 Noteholders shall be deemed given if in writing and mailed, first-class, postage prepaid to each Class A-2 Noteholder, at his or her address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

In any case where notice to Class A-2 Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Class A-2 Noteholder shall affect the sufficiency of such notice with respect to other Class A-2 Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

A notice may be waived in writing by the relevant Class A-2 Noteholder, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Class A-2 Noteholders shall be filed with the Note
Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

Any such notice shall be deemed to have been given on the date such notice is deposited in the mail.

In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Class A-2 Noteholders when such notice is

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required to be given, then any manner of giving such notice as the Trustee shall direct (on the instructions of the Trust Manager) the Note Trustee shall be deemed to be a sufficient giving of such notice.

Any notice required to be given by the Principal Paying Agent at any time shall be deemed to have been duly given if the information contained in such notice appears on the relevant page of the Reuters Screen, on the Website (as defined below) or such other similar electronic reporting service as may be approved by the Note Trustee and notified to Class A-2 Noteholders (the "RELEVANT SCREEN").
Any such notice shall be deemed to have been given on the first date on which such information appeared on the Relevant Screen. If it is impossible or impracticable to give notice in accordance with this paragraph then notice of the matters referred to in this Condition shall be given in accordance with the preceding paragraph.

"WEBSITE" means the website at the following address:

                      HTTPS://WWW.BNYINVESTORREPORTING.COM

or such other website as the Principal Paying Agent shall notify the Note
Trustee, the Trustee, the Manager and the Class A-2 Noteholders, in accordance with this Condition, from time to time.

All consents and approvals in these Conditions are to be given in writing.

13.     MEETINGS OF VOTING MORTGAGEES AND MEETINGS OF RELEVANT NOTEHOLDERS;
MODIFICATIONS; CONSENTS; WAIVER

The Security Trust Deed contains provisions permitting the Voting Mortgagees to, among other things, direct or consent to the Security Trustee taking or not taking certain actions under the Security Trust Deed, for example to enable the
Voting Mortgagees to direct the Security Trustee to enforce the Security Trust
Deed.

The Note Trust Deed contains provisions permitting the Relevant Noteholders to act on any matter affecting their interests, including the directing of the Note
Trustee to direct the Security Trustee to enforce the security under the
Security Trust Deed, or the sanctioning by an Extraordinary Resolution of the
Relevant Noteholders of a modification of the Relevant Notes (including these
Conditions) or the provisions of any of the Transaction Documents, provided that no modification of certain terms including, among other things, the date of maturity of the Class A-2 Notes, or a modification which would have the effect of altering the amount of interest payable in respect of a Class A-2 Note or modification of the method of calculation of the interest payable or of the date for payment of or interest payable in respect of any Class A-2 Notes, reducing or cancelling the amount of principal payable in respect of any Class A-2 Notes or altering the currency of payment of any Class A-2 Notes or an alteration of the date or priority of redemption of, the Class A-2 Notes or altering the required percentage of the aggregate Invested Amount of the Class A-2 Notes required to consent or take any action, or an election to receive the Stated
Amount of the Notes instead of the Invested Amount in the event of a call under
Condition 5(m) "Call" or 5(n) "Redemption for Taxation or Other Reasons", or any
other matter referred to in clause 37.2 of the Note Trust Deed needing the approval of all holders of the Class A-2 Notes (any such modification being referred to below as a BASIC TERMS MODIFICATION) shall be effective unless sanctioned by all of the Class A-2 Noteholders. The quorum at any meeting of
Class A-2 Noteholders for passing an Extraordinary Resolution of Class A-2
Noteholders shall be two or more persons holding or representing over 50% of the aggregate Invested Amount of the Class A-2 Notes then outstanding or, at any adjourned meeting, two or more persons being or representing Class A-2
Noteholders whatever the aggregate Invested Amount of the Class A-2 Notes so held or represented except that, at any meeting the business of which includes the sanctioning of a Basic Terms Modification, the necessary quorum for passing any such resolution shall be all of the Class A-2 Noteholders. An Extraordinary
Resolution and a resolution passed effecting a Basic Terms Modification passed at any meeting

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of Class A-2 Noteholders shall be binding on all Class A-2 Noteholders, whether or not they are present at the meeting.

The majority required for an "EXTRAORDINARY RESOLUTION" of Class A-2 Noteholders
shall be 75% of the votes cast in respect of that Extraordinary Resolution in accordance with the terms of the Security Trust Deed.

The Note Trust Deed permits the Note Trustee, the Manager and the Trustee to, following the giving of notice to each Designated Rating Agency, alter, add to or modify, by way of supplemental deed, the Note Trust Deed (including the meeting and amendment provisions), the Conditions (subject to the proviso more fully described in clause 37.2 of the Note Trust Deed or any other terms of that deed or the Conditions to which it refers) or any Transaction Document so long as that alteration, addition or modification is:

(a)     to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

(b)     in the opinion of the Note Trustee, necessary to comply with the provisions of any law or regulation or with the requirements of any governmental authority;

(c)     in the opinion of the Note Trustee, appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any governmental authority; or

(d)     in the opinion of the Note Trustee, neither materially prejudicial nor likely to be prejudicial to the interests of the Relevant Noteholders.

The Note Trustee may also, but is not obliged to, in accordance with the Note
Trust Deed and without the consent of any Class A-2 Noteholders (but not in contravention of an Extraordinary Resolution or any resolution passed in accordance with clause 37.2 of the Note Trust Deed), waive or authorise any breach or proposed breach of Class A-2 Notes (including these Conditions) or any
Transaction Document or determine that any Event of Default or any condition, event or act which with the giving of notice and/or lapse of time and/or the issue of a certificate would constitute an Event of Default shall not, or shall not subject to specified conditions, be treated as such. Any such modification, waiver, authorisation or determination shall be binding on the relevant Class
A-2 Noteholders and, if, but only if, the Note Trustee so requires, any such modification shall be notified to the relevant Class A-2 Noteholders in accordance with Condition 12 "Notices" as soon as practicable.

14.     INDEMNIFICATION AND EXONERATION OF THE NOTE TRUSTEE AND THE SECURITY
TRUSTEE

The Note Trust Deed and the Security Trust Deed contain provisions for the indemnification of the Note Trustee and the Security Trustee (respectively) and for their relief from responsibility, including provisions relieving them from taking proceedings to realise the security and to obtain repayment of the Notes unless indemnified to their satisfaction. Each of the Note Trustee and the
Security Trustee is entitled to enter into business transactions with the Issuer and/or any other party to the Transaction Documents without accounting for any profit resulting from such transactions. Except in the case of negligence, fraud or breach of trust (in the case of the Security Trustee) or negligence, fraud or wilful default (in the case of the Note Trustee), neither the Security Trustee nor the Note Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust
Deed, the Mortgaged Property or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of the
Servicer or any of its affiliates or by clearing organisations or their operators or by any person on behalf of the Note Trustee if prudently chosen in accordance with the Transaction Documents.

Where the Note Trustee is required to express an opinion or make a determination or calculation under the Transaction Documents, the Note Trustee may appoint or engage such independent advisers as the Note

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Trustee requires to assist in the giving of that opinion or the making of that determination or calculation and any costs and expenses payable to those advisers will be reimbursed to the Note Trustee by the Issuer or if another person is expressly stated in the relevant provision in a Transaction Document, that person.

15.     LIMITATION OF LIABILITY OF THE ISSUER

(A)     GENERAL

Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Issuer in relation to the Notes.

(B)     LIABILITY OF ISSUER LIMITED TO ITS RIGHT OF INDEMNITY

        (i)     The Issuer enters into the Transaction Documents and issues the
                Notes only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (iii) below, a liability
                arising under or in connection with the Transaction Documents, the Trust or the Notes is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the Assets and property of the Trust which are available to satisfy the right of the Issuer to be indemnified for the
                liability. This limitation of the Issuer's liability applies despite any other provision of the Transaction Documents and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct,
                omission, agreement or transaction related to the Transaction
                Documents or the Trust.

        (ii)    Subject to paragraph (iii) below, no person (including any
                Relevant Party) may take action against the Issuer in any
                capacity other than as trustee of the Trust or seek the
                appointment of a receiver (except under the Security Trust
                Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangements of or affecting the Issuer.

        (iii)   The provisions of this Condition 15 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by
                operation of law there is a reduction in the extent of the
                Issuer's indemnification out of the Assets of the Trust as a result of the Issuer's fraud, negligence or Default.

        (iv)    It is acknowledged that the Relevant Parties are or may be responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer (including any related failure to satisfy its obligations under the Transaction Documents) will be considered fraud, negligence or Default of the Issuer for the purpose of paragraph (iii) of this Condition 15 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Issuer in accordance with the Transaction
                Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such
                person.

        (v)     In exercising their powers under the Transaction Documents, each of the Issuer, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with a Transaction
                Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or Default of the Issuer for the purpose of paragraph (iii)
                above.

        (vi)    In this Condition, "RELEVANT PARTIES" means each of the Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note
                Trustee, the Custodian, the Basis Swap Provider, the Fixed-

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                Floating Rate Swap Provider, the Principal Paying Agent, each
                Lead Manager, the Currency Swap Provider and any other provider of a Support Facility.

        (vii)   In this Condition, "DEFAULT" means a failure by the Issuer to comply with:

                (A)     an obligation which is expressly imposed on it by the
                        terms of a Transaction Document; or

                (B)     a written direction given by the Manager in accordance
                        with a Transaction Document (and in terms which are
                        consistent with the requirements of the Transaction
                        Documents) in circumstances where the Transaction
                        Documents require or contemplate that the Issuer will
                        comply with that direction,

                in each case within any period of time specified in, or
                contemplated by, the relevant Transaction Document for such compliance. However, it will not be the Default of the Issuer if the Issuer does not comply with an obligation or direction where the Note Trustee or the Security Trustee directs the Issuer not to comply with that obligation or direction.

        (viii)  Nothing in this Condition limits the obligations expressly imposed on the Issuer under the Transaction Documents.

16.     GOVERNING LAW

The Class A-2 Notes, and the Transaction Documents are governed by, and shall be construed in accordance with, the laws of New South Wales, Australia except for:

(a)     the Subscription Agreement for the Class A-2 Notes (as defined in the
        Supplementary Terms Notice) which is governed by the law of England;

(b)     the Subscription Agreement for the Class A-1 Notes (as defined in the
        Supplementary Terms Notice) which is governed by the law of the State of
        New York; and

(c)     the administration of the Note Trust (as defined in the Note Trust
        Deed), including the exercise of the Note Trustee's powers under clause
        13 of the Note Trust Deed, which are both governed by the law of the
        State of New York and in the event of any inconsistency between the operation of the law of New South Wales, Australia and the Law of the
        State of New York in respect of the application of those powers, the law of the State of New York will prevail to the extent of the inconsistency.

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Summary of Provisions Relating to the Class A-2 Notes while in Book-Entry Form

Each Class A-2 Note will initially be represented by typewritten book-entry notes (each, a "CLASS A-2 BOOK-ENTRY NOTE"), without coupons or talons, in the principal amount of (euro)450,000,000. The Class A-2 Book-Entry Notes will be registered in the name of The Bank of New York Depository (Nominees) Limited and
deposited with the Common Depositary in respect of the Class A-2 Notes on or about the Closing Date. Upon deposit of a Class A-2 Book-Entry Note with the
Common Depositary for the Class A-2 Notes, Euroclear or Clearstream, Luxembourg
will credit each subscriber of the relevant Class A-2 Notes with a principal amount of those Class A-2 Notes for which it has subscribed and paid.

The Class A-2 Book-Entry Notes will be exchangeable for definitive Class A-2
Notes in certain circumstances described below.

Each person who is for the time being shown in the Note Register as the holder of a particular principal amount of those Class A-2 Notes will be entitled to be treated by the Issuer and the Note Trustee as a holder of such principal amount of those Class A-2 Notes and the expression "CLASS A-2 NOTEHOLDER" shall be construed accordingly. Such persons will have no claim directly against the
Issuer in respect of payments due on the Class A-2 Notes which must be made by the registered holder of the relevant Class A-2 Book-Entry Note, for so long as such Class A-2 Book-Entry Note is outstanding.

(A)     PAYMENTS

        Interest and principal on each Class A-2 Book-Entry Note will be payable by the Principal Paying Agent to the Common Depositary for the Class A-2
        Notes provided that no payment of interest may be made by the Issuer or any Paying Agent in the Commonwealth of Australia or its territories or possessions. Each of the persons appearing from time to time in the records of Euroclear, or of Clearstream, Luxembourg, as the beneficial owner of a Class A-2 Note will be entitled to receive any payment so made in respect of that Class A-2 Note in accordance with the respective rules and procedures of Euroclear or, as the case may be, Clearstream,
        Luxembourg.

        A record of each payment made on a Class A-2 Book-Entry Note, distinguishing between any payment of principal and any payment of interest, will be recorded in the Note Register by the Note Registrar, and such record is sufficient evidence unless the contrary is proved that the payment in question has been made.

(B)     EXCHANGE

        A Class A-2 Book-Entry Note will be exchangeable for Definitive Class
        A-2 Notes only if: (i) the principal amount of those Class A-2 Notes becomes immediately due and payable by reason of an Event of Default (as set out in Condition 10 "Enforcement"); or (ii) either Euroclear or
        Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business; or (iii) as the result of any amendment to, or change in, the laws or regulations of any jurisdiction or any body politic, or government in any jurisdiction, or any minister, department, office, commission, instrumentality, agency, board, authority or organisation of any government or any corporation owned or controlled by any government having power to tax or in the interpretation by a revenue authority or a court of, or in the administration of, laws or regulations relating to taxation which becomes effective on or after the Closing Date, the Issuer or any Paying
        Agent is or will be required to make any deduction or

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        withholding from any payment in respect of those Class A-2 Notes which would not be required were those Class A-2 Notes in definitive form, then the Issuer will (at the Issuer's expense) issue those definitive
        Class A-2 Notes represented by that Class A-2 Book-Entry Note in exchange for the whole outstanding interest in that Class A-2 Book-Entry
        Note within 30 days after becoming aware of the occurrence of the relevant event but in any event not prior to the expiry of 40 days after the Note Issue Date.

(C)     NOTICES

        So long as any Class A-2 Notes are represented by any Class A-2
        Book-Entry Note and that Class A-2 Book-Entry Note is held on behalf of
        Euroclear and/or Clearstream, Luxembourg, notices to the relevant Class
        A-2 Noteholders may be given by delivery of the relevant notice to
        Euroclear and/or Clearstream, Luxembourg for communication by them to entitled account holders.

(D)     CANCELLATION

        Cancellation of any Class A-2 Note required by the Conditions will be effected by reduction in the principal amount of the relevant Class A-2
        Book-Entry Note.

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SCHEDULE 5

INFORMATION TO BE CONTAINED IN NOTEHOLDER'S REPORT

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The following information is to be included in each Noteholder's Report:

        (a)     the applicable Record Date, Determination Date and Payment Date;

        (b)     the Invested Amount, the Stated Amount and the Notional Stated
                Amount of each Class of Notes;

        (c)     the interest allocations and payments and principal allocations and distributions on each Class of Notes;

        (d)     the Available Income;

        (e)     the Total Available Funds;

        (f)     the aggregate of all Redraws made during that Collection Period;

        (g)     the Redraw Shortfall;

        (h)     the Payment Shortfall (if any);

        (i)     the Principal Draw (if any) for that Collection Period, together with all Principal Draws made before the start of that
                Collection Period and not repaid;

        (j)     the Principal Collections;

        (k)     the Principal Charge Off (if any);

        (l)     the Class A Bond Factor in respect of each Class of Class A
                Notes, the Class B Bond Factor and the Class C Bond Factor;

        (m)     the Class A Charge Offs, the Class B Charge Offs, the Class C
                Charge Offs and the Redraw Charge Offs (if any);

        (n)     all Carryover Charge Offs (if any);

        (o)     if required, the Threshold Rate at that Collection Determination
                Date;

        (p)     the relevant Interest Rate, as at the first day of the related
                Interest Period ending immediately after that Collection
                Determination Date as calculated by the Agent Bank;

        (q)     scheduled and unscheduled payments of principal on the Housing
                Loans;

        (r)     aggregate Balances Outstanding of Fixed Rate Housing Loans and
                aggregate Balances Outstanding of Variable Rate Housing Loans;

        (s)     delinquency and loss statistics with respect to the Housing
                Loans including the number and Balances Outstanding of Housing
                Loans in the Trust that are delinquent 31-60 days, 61-90 days and 91 or more days, and that are in foreclosure;

        (t)     the Liquidity Reserve as at that Determination Date;

        (u)     the Servicing Fee payable to the Servicer and, if any, the
                Subservicer;

        (v)     the Class A Interest Amount, the Class B Interest Amount and
                Class C Interest Amount;

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        (w)     updated pool composition information, including weighted average interest rate and weighted average remaining Term;

        (x)     the Class A Carryover Amount, the Class B Carryover Amount and
                the Class C Carryover Amount on that Payment Date;

        (y)     the percentage of the Class A Stated Amount, if applicable, after giving effect to the payments on that Payment Date;

        (z)     any material modifications, extensions or waivers to the terms, fees, penalties or payments on the Housing Loans during the
                Collection Period or that have cumulatively become material over time; and

        (aa)    any material breaches of representations or warranties or
                covenants in the Supplementary Terms Notice relating to any
                Housing Loan.

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